Exhibit 10.3

Confidential treatment has been requested for the redacted portions.  The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Enriched Product Transitional Supply
Contract

dated March 23, 2011

between

Joint Stock Company “Techsnabexport”, hereinafter referred to as "TENEX"

and

United States Enrichment Corporation, hereinafter referred to as "USEC"

concerning the supply of enriched uranium hexafluoride.

TENEX CONTRACT NO. 08843672/110033-051
USEC CONTRACT NO. EC-SC01-11-UE-03127

Table of Contents

Article 1:  Definitions
Article 2:  Scope, Term and Entry into Force
Article 3:  Purchase and Sale Commitments
Article 4:  Orders for Enriched Product
Article 5:  Delivery of Enriched Product
Article 6:  Pricing of Enriched Product and Pecuniary Payments *****
Article 7:  Pricing and Payment for Feed Component of Enriched Product
Article 8:  Use of U.S. Import and Export Quotas
Article 9:  Compliance with Russian Uranium Suspension Agreement
Article 10:  Nuclear Liability
Article 11:  Liability and Limitations of Liability; Warranties
Article 12:  Environmental and Other Risks
Article 13:  Force Majeure
Article 14:  Applicable Law
Article 15:  Assignment of Rights and Obligations
Article 16:  Correspondence
Article 17:  Confidentiality
Article 18:  Dispute Resolution
Article 19:  Suspension and Termination
Article 20:  General Provisions
Article 21:  Assurances
Article 22:  Safeguards and End Use
Appendix A:  Schedule for Agreement on Enriched Product Containing Mutual Option SWU A-
Appendix B:  Information for Delivery Schedules and for Orders B-
Appendix C:  Calculation of Quantities C-
Appendix D1:  Cylinders for Enriched Product D1-
Appendix D2:  Cylinders, ***** for Natural Uranium D2-
Appendix E1:  Sampling, Acceptance and Disagreements of Enriched Product E1-
Appendix E2:  Acceptance and Disagreements of Natural Uranium E2-
Appendix F1:  Certificates of Quality and Quantity F1-
Appendix F2:  Certificate of Quality and Quantity F2-
Appendix G1:  Delivery Receipts G1-
Appendix G2:  Delivery Receipts G2-
Appendix H:  Pricing H-
Appendix I:  ***** I-
Appendix J:  ***** J-
Appendix K:  Nuclear Liability Clauses K-
Appendix L:  Book Transfer Facilities L-
Appendix M:  North American Facilities M-
Appendix N:  ***** N-

This Enriched Product Transitional Supply Contract is executed as of this 23rd day of March 2011 (the "Execution Date") by and between USEC and TENEX and shall enter into full force and effect as of the first date (the “Effective Date”) by which the terms of Section 2.02 and Section 2.03 have been met.

WITNESSETH:

WHEREAS, for almost two decades, TENEX and USEC have collaborated, on behalf of their respective countries, in implementing the Russian HEU Agreement (as defined in Section 3102(11) of the USEC Privatization Act, 42 U.S.C. § 2297h-10(b));

WHEREAS, their contract implementing the Russian HEU Agreement has reliably provided low enriched uranium to USEC for delivery to its customers during this period;

WHEREAS, their collaborative project under the contract implementing the Russian HEU Agreement is expected to be completed on time at the end of 2013;

WHEREAS, the Parties wish to continue to collaborate to provide a reliable supply of low enriched uranium to USEC customers;

WHEREAS, by continuing their commercial relationship through this CONTRACT, the Parties will have a basis to consider other areas of potential collaboration in the future to supply the nuclear fuel industry with reliable supplies of fuel; and

WHEREAS, in any event, all collaboration by the Parties will be implemented in strict compliance with applicable treaties and legislation, including those governing the relationships between competitors and those governing the import of low enriched uranium into the United States and other markets supplied by the Parties.

NOW, THEREFORE, in light of the foregoing, the Parties hereby agree as follows:

ARTICLE 1: Definitions

For purposes of this CONTRACT and all documents incorporated by reference herein, the following terms and expressions shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings.

These definitions are intended to supplement and not replace any definitions contained in any of the documents incorporated by reference herein, but in case of any conflict or inconsistencies, the definitions appearing herein below shall prevail.

Where any capitalized term appears in the CONTRACT that is not defined herein, that term shall have the meaning commonly used in the nuclear industry as of the Execution Date.

Unless the context suggests a different meaning, use of the capitalized word “Section” refers to a provision of the Articles in the main body of the CONTRACT and use of the capitalized word “Paragraph” refers to a provision in the Appendices of this CONTRACT. Thus, Section 2.03 can be found in Article 2 in the main body of the CONTRACT and Paragraph D2-2 can be found in Appendix D2 to the CONTRACT.

1.01	Accept, Acceptance or Accepted:
as defined in Appendix E1 with respect to EUP Delivered by TENEX, and as defined in Appendix E2 with respect to Natural Uranium ***** Delivered by USEC.  For the avoidance of doubt, the act of signing a delivery receipt shall not be considered Acceptance of Material under this CONTRACT.

1.02	Act:
the U.S. Atomic Energy Act of 1954, as amended.

1.03	Affiliate:

with respect to a Party, an entity that is owned or controlled, through one or more intermediaries, by such Party, or that, through one or more intermediaries, owns or controls such Party or that is owned or controlled by an entity that also, through one or more intermediaries, owns or controls such Party.

1.04	Agreed Location:
a location for Delivery of an item (empty or filled Cylinder, Overpack or other equipment).

1.05	Assay:
the total weight of U-235 isotope per kilogram of Material divided by the total weight of all uranium isotopes per kilogram of Material, the quotient of which is multiplied by 100 and expressed as a weight percent.

1.06	Bank Holiday:
a day on which commercial banks in New York, New York, U.S.A. or Moscow, Russia are closed and in the case of a pecuniary payment in which an account at an intermediary bank(s) of either Party’s commercial bank is involved, also in other city(ies) or country(ies) in which the accounts at such intermediary bank(s) are located, as the case may be, are closed.

1.07	Book Transfer:
the transfer of a given quantity of Feed Material or EUP (or its SWU and Feed Components (all as defined below)), and title thereto, from one Party to the other Party between accounts within the nuclear material accounting system at a Book Transfer Facility.

1.08	Book Transfer Facility:
***** An agreed list of Book Transfer Facilities is attached as Appendix L, and such list may be amended from time to time if agreed in writing between the Parties.

1.09	Business Day:
a day that is not a Saturday, Sunday or Bank Holiday. Unless qualified by the term “Business”, references in this CONTRACT to “day” or “days” refer to a calendar day or calendar days, respectively.

1.10	Certificate of Quality and Quantity (CQQ):
as defined in Appendices E1 and E2 for EUP and Natural Uranium, respectively.

1.11	*****

1.12	Conforming Material:
(a)	in the case of Natural Uranium Delivered by USEC:

(i)	UF6 that conforms to the provisions of the *****Specification ***** or such other ***** specification as the Parties may agree in writing in the future *****

(b)	in the case of EUP Delivered by TENEX, EUP that conforms to the provisions of ***** specification***** or such other ***** specification as the Parties may agree in writing in the future.

If an expected change in one of the ***** specifications referred to above will adversely impact, as may be reasonably expected by either Party, the ability of a Party to supply Conforming Material in compliance with another of the foregoing ***** specifications, the Parties shall discuss the situation and amend the CONTRACT to ensure that both Parties can supply Conforming Material under the terms of this CONTRACT.

1.13	*****

1.14	CONTRACT:
this document, including the appendices hereto, any and all exhibits or attachments hereto, and any documents incorporated by specific reference.

1.15	Customer:
a party other than USEC or TENEX to which USEC or its Affiliate or TENEX or its Affiliate has agreed to supply EUP, SWU or Natural Uranium under a separate contract with such Customer.

1.16	Cylinder:
in the case of EUP, a container of the 30B type for the transportation of EUP and in the case of Natural Uranium in the form of UF6, a container of the 48Y type for the transportation of Natural Uranium in the form of UF6.  *****.)

1.17	Delivered Duty Paid Agreed Location or DDP Agreed Location:
the Incoterms 2000 term applicable to the Delivery by TENEX to USEC or a USEC nominee of empty Cylinders for Natural Uranium as UF6.  *****

1.18	Deliver, Delivery or Delivered:
Book Transfer Delivery or Physical Delivery, as indicated by the context in which these terms are used.

1.19	Delivery Date:
a day during a Delivery Month on which EUP is Delivered by TENEX to USEC. The Delivery Date will be confirmed in the Shipping Documents referred to in Paragraph E1-1(b).

1.20	Delivery Month:
a calendar month during which a Shipment of EUP is expected to be Delivered.

1.21	Delivery Schedule:
the non-binding schedules submitted by USEC pursuant to Section 4.02 for Delivery of EUP to be ordered by USEC pursuant to Section 4.03.

1.22	Delivery Year:
a calendar year in Column 1 of Table 1.

1.23	Depleted Uranium:
Uranium Hexafluoride (UF6) with an Assay less than the Assay of Natural Uranium.

1.24	DES USEC’s Vessel St. Petersburg:
the Incoterms 2000 term applicable to the Delivery to TENEX under the terms of this CONTRACT of (a) empty Cylinders for EUP, (b) Sample Containers, (c) Overpacks, and (d) supplies that the Parties agree pursuant to Appendix D1 are necessary for the implementation of EUP Deliveries under the CONTRACT, e.g. seals, wires, ball-lock pins, etc.

1.25	*****.

1.26	Enriched Product or EUP:
uranium in the form of Uranium Hexafluoride (UF6) with an Assay higher than the Assay of Natural Uranium that has been produced through the enrichment of non-irradiated uranium.

1.27	EUP Delivery Date:
same definition as Delivery Date.

1.28	Execution Date:
as defined on page 1 of this CONTRACT

1.29	EXW Facility or Ex Works North American Facility or EXW North American Facility:
***** the physical return to TENEX under the terms of this CONTRACT of rejected EUP located in North America. (Rejected EUP located outside of North America shall be Physically Delivered, EXW, at the facility where the EUP is located, under terms to be agreed pursuant to Appendix E1.) *****

1.30	Feed Component:
the amount of Natural Uranium deemed to be used in the production of a given quantity of EUP with a given Assay and a stipulated Tails Assay, as calculated using SWUCalc.

1.31	Feed Material:
same definition as “Natural Uranium”.

1.32	Free on Board USEC’s Vessel St. Petersburg, Russia, or FOB USEC’s Vessel St. Petersburg or FOB USEC’s Vessel St. Petersburg, Russia:
the Incoterms 2000 term applicable to (a) the Delivery of EUP to USEC at the port of St. Petersburg, Russia under the terms of this CONTRACT; or (b) the physical return to USEC under the terms of this CONTRACT of (i) rejected Natural Uranium, Cylinders or Overpacks; or (ii) equipment or supplies previously Delivered by USEC to TENEX.

1.33	***** Incoterms 2000 Term:
the Incoterms 2000 term applicable to the Delivery of *****

1.34	Material:
as the context requires, *****.

1.35	MOU:
the Memorandum of Understanding by and between USEC Inc. and Joint Stock Company “Techsnabexport” dated January 12, 2010 as amended.

1.36	Natural Uranium or Natural UF6:
natural Uranium Hexafluoride (UF6). *****

1.38	North American Facility:
***** An agreed list of North American Facilities expected to be in operation in and after 2013 is attached as Appendix M, and such list shall be amended from time to time.

1.39	Obligation Code:

the code assigned by a government with jurisdiction over Material to indicate the obligation(s) applicable to such Material under applicable international agreements. An Obligation Code includes, for example, the code assigned to Material under the U.S. Nuclear Material Management & Safeguards System.

1.40	Order:
an order placed by USEC conforming to the requirements of Article 4 and Appendix B.

1.41	Overpack:
the prescribed casing for international transportation of a Cylinder filled with EUP or a Sample Container of EUP.

1.42	Party or Parties:
TENEX or USEC or both, as the context requires.

1.43	Payment in Kind:

a Delivery by USEC to TENEX of Natural Uranium for the Feed Component of EUP Delivered by TENEX to USEC under the terms and conditions hereof, which shall be treated, in substance and for U.S. income tax purposes, as a substitution of a fungible component of a product for the same, or a deemed equivalent, component of such product.

1.44	Physical Delivery, Physically Deliver or Physically Delivered:

(a)
with respect to the Delivery of an item (e.g., EUP, rejected Natural Uranium, rejected Cylinders or Overpacks or the return of other items of equipment or supplies previously Delivered by USEC) by TENEX, FOB USEC’s Vessel St. Petersburg, these terms mean the loading by TENEX of such item onto the vessel provided by or on behalf of USEC to transport the item from Russia (“USEC’s Vessel”);

(b)	with respect to the Delivery of an item (e.g., an empty Cylinder or an Overpack) DES USEC’s Vessel St. Petersburg, these terms mean delivery as described in DES A4 in Incoterms 2000;

(c)	*****, these terms mean delivery as described in the ***** Incoterms 2000 Term to be agreed by the Parties (subject to the terms of Paragraph D2-2(d));

(d)	with respect to ***** the return of rejected EUP under Appendix E1, these terms mean delivery as described in EXW A4 in Incoterms 2000; and

(e)	with respect to the Delivery of empty Cylinders to USEC ***** these terms mean delivery as described in DDP A4 in Incoterms 2000.

With respect to (a), Physical Delivery shall be deemed completed when:

(i)	the item is physically loaded by or on behalf of TENEX on USEC’s Vessel; and

(ii)	the loading equipment, if any, of the Party conducting the loading is detached from the item.

*****.

The reference to item A4 in each of the foregoing references to any of the Incoterms shall not be interpreted as excluding the application of any other item in such Incoterms.

1.45	Physical Delivery Facility:
a ***** facility mutually agreed by the Parties or designated by USEC as a Delivery point for the Delivery *****.

1.46	Receiver:
the Party to which an item (e.g., Material or a Cylinder) is Physically Delivered by the other Party.

1.47	Related Enriched Product or Related EUP:
a quantity of EUP Delivered under this CONTRACT for which USEC Delivers a quantity of Natural Uranium (*****) as Payment in Kind for the Feed Component of such EUP.

1.48	Related Natural Uranium:
a quantity of Natural Uranium under this CONTRACT Delivered as Payment in Kind for the Feed Component of Related EUP.

1.49	Russian Uranium Suspension Agreement or RSA:

the Agreement Suspending the Antidumping Investigation on Uranium from the Russian Federation entered into in October 16, 1992 by the U.S. Department of Commerce pursuant to section 734(l) of the Tariff Act of 1930, as amended (19 U.S. Code section 1673c), with agencies or entities of the government of the Russian Federation and thereafter amended and supplemented by agreement of the parties thereto.

1.50	Sample Container:
(a) a model 1S cylinder or type P-10 tube (as more fully described in the USEC-651) or (b) another container agreed in writing by the Parties for use in holding and transporting samples of Material.

1.51	Separative Work Units or SWU:
the standard measure of enrichment in the uranium enrichment industry, representing the effort required to transform a given amount of Natural Uranium into two streams of uranium, one enriched in the U235 isotope and the other depleted in the U235 isotope, as measured by SWUCalc.

1.52	Shipment:
an individual group of Cylinders filled with Material.  Depending upon the Delivery Schedule or Orders submitted by USEC, there may be more than one Shipment in a Delivery Month.

1.53	Shipper:
the Party which Physically Delivers an item (e.g., Material or a Cylinder) to the other Party.

1.54	Shipping Standards:
the applicable requirements of international and national competent bodies during transport of radioactive and nuclear materials, including applicable requirements of International Atomic Energy Agency (IAEA) Safety Standards Series No. TS-R-1 (ST-1, Revised) “Regulations for the Safe Transport of Radioactive Material”, provisions of the USEC-651 and ANSI N14.1 latest revision and applicable regulations for use of transport containers and pressure vessels.  In connection with the negotiation of procedures contemplated by Paragraph E2-1, the Parties shall agree in writing upon any specific procedures and documentation that will apply in order to ensure compliance with the Shipping Standards.

1.55	SWUCalc:
the formula in Appendix C.

1.56	SWU Component:
the amount of SWU deemed to be used in the production of a given quantity of EUP with a given Assay and a stipulated Tails Assay, as calculated using SWUCalc.

1.57	Tails Assay:
the Assay of Depleted Uranium *****.

1.58	Tails Material or Tails:
same definition as Depleted Uranium.

1.59	Uranium Hexafluoride or UF6
a chemical compound of uranium and fluorine.

1.60	USEC-651 Manual:
USEC-651(Rev.9) (The UF6 Manual: Good Handling Practices for Uranium Hexafluoride) or any successor publication or revision thereof that USEC has provided to TENEX.

1.61	U.S. Consumption Quota Allocation:
a confirmation from the U.S. Department of Commerce (issued, as of the Execution Date, under Section IV.B. of the RSA) that a quantity of Russian Uranium Products (as defined in the RSA as of the Execution Date) can be imported and delivered for consumption in the United States.  This includes approvals at all stages of the process under the RSA. References in this CONTRACT with the authority to “import” with respect to a U.S. Consumption Quota Allocation includes all related transactions, including sale, export from the Russian Federation, import into the United States and delivery in the United States.

1.62	U.S. Consumption Quota Amount:
an amount of Russian Uranium Products (as defined in the RSA) that, as of a specific date, is still available to be unconditionally approved by the U.S. Commerce Department for a U.S. Consumption Quota Allocation.

1.63	U.S. Reexport Quota Allocation:
the issuance by the responsible Russian governmental agencies ***** of a reexport certificate and other documentation (as required by the Department of Commerce in accordance with the RSA) for export to the United States of a quantity of Russian Uranium Products (as defined in the RSA) for processing in the United States and reexport from the United States pursuant to the terms of applicable U.S. law and the RSA.  As of the Execution Date, the authority for, and quantitative limits applicable to, such imports are found in Section IV.H. of the RSA.  References in this CONTRACT to the authority to “export” Russian Uranium Products with respect to a U.S. Reexport Quota Allocation also includes the corresponding authority to import such Russian Uranium Products into, deliver such Russian Uranium Products in, and reexport them from, the United States, and any sales related to these transactions.

1.64	U.S. Reexport Quota Amount:
an amount of Russian Uranium Products (as defined in the RSA) for which, as of the date that it is to be imported into the United States for the purpose of processing and reexport and at all times while it remains in the territory of the United States, there is a sufficient amount of quota available under the Russian Uranium Suspension Agreement to permit such amount to remain in the United States for such purpose.

1.65	U.S.-Russian Cooperation Agreement:
the Agreement Between the Government of the United States of America and the Government of the Russian Federation for Cooperation in the Field of Peaceful Uses of Nuclear Energy, done in Moscow on May 6, 2008, which entered into force on January 11, 2011.

1.66	U.S.-Russian Cooperation Agreement Administrative Procedures:

the necessary agreements or arrangements required to be reached between the governments of the Russian Federation and the United States of America pursuant to the U.S.-Russian Cooperation Agreement in order to establish the procedure described in paragraphs 4 and 5 of Article 13, and the agreement referred to in paragraph 2 of Article 8 of the U.S.-Russian Cooperation Agreement, with respect to Material.  The foregoing does not include the arrangements agreed in March 1999 with respect to the implementation of the Feed Contracts (as that term is defined in Paragraph E2-1) and the return of Natural Uranium pursuant to Section 3102 of the USEC Privatization Act, 42 U.S. Code, section 2297h, except to the extent the Russian and U.S. governments decide to apply such arrangements to imports and exports of Natural Uranium under the U.S.-Russian Cooperation Agreement.

1.67	USEC’s Vessel:
as defined in Section 1.44.

ARTICLE 2: Scope, Term and Entry into Force

2.01	The purpose of this CONTRACT is to set mutually acceptable terms for, inter alia:

(a)
establishing fixed long-term obligations of USEC and TENEX to timely order and supply, respectively, EUP for the period 2013-22, and for USEC to make timely pecuniary payments and Payments in Kind for such EUP;

(b)
timely ordering by USEC, and timely Delivery by TENEX, of such EUP, including the timely supply by USEC of Cylinders, Overpacks, Sample Containers and mutually agreed supplies to TENEX to effect such Deliveries;

(c)	sampling and weighing of EUP by TENEX, including resolution of disputes over conformance with specifications and timely Delivery;

(d)	timely pecuniary payment and Payment in Kind for EUP by USEC to TENEX according to the prices and terms set forth herein;

(e)	where applicable, timely Delivery by TENEX of the Cylinders to be filled with UF6 that will be used by USEC to make a Payment in Kind to TENEX for the Feed Component of the Related EUP;

(f)	in cases where the Natural Uranium will be Physically Delivered to TENEX, Acceptance of such Natural Uranium, including resolution of disputes over conformance with specifications; and

(g)
a continued amicable commercial supply relationship between the Parties to ensure a long-term reliable supply of EUP to Customers worldwide, including, in the case of the United States, in full compliance with the Russian Uranium Suspension Agreement and the Domenici Amendment (as defined in Article 8).

2.02
This CONTRACT shall take effect upon its signature by the Parties and the approval of this CONTRACT by the State Atomic Energy Corporation "Rosatom" (“ROSATOM”).  TENEX shall use its reasonable efforts to obtain the approval of ROSATOM as soon as possible.  TENEX shall promptly notify USEC in writing upon receipt of the approval of this CONTRACT by ROSATOM.

2.03
Notwithstanding that the CONTRACT has taken effect for the purposes described in Section 2.01, the CONTRACT shall not be implemented (meaning that USEC shall not be obligated to take Delivery of  EUP, effect pecuniary payment for SWU contained in such EUP and Deliver Related Natural Uranium as Payment in Kind for the Feed Component of such EUP, under this CONTRACT and TENEX shall not be obligated to Deliver such EUP under this CONTRACT) and shall not come into full force and effect, until the date of the exchange of Notices from each Party to the other that the U.S.-Russian Cooperation Agreement Administrative Procedures have entered into force, and neither Party shall delay providing its Notice once it is reasonably evident that the U.S.-Russian Cooperation Agreement Administrative Procedures have entered into force.  For the avoidance of doubt, only the following provisions of this CONTRACT shall apply, and shall be binding on the Parties, immediately upon this CONTRACT taking effect under Section 2.02: Articles 1, 2, 8, 9, 11, 13, 14, 15, 16, 17, 18, 19 and 20, Appendix A, Appendix I and Paragraphs E1-11 and E2-1 of Appendices E1 and E2, respectively (but only with respect to the negotiation of the procedures referred to in those Paragraphs). By the written agreement of the Parties, the requirements of the first sentence of this Section 2.03 may be waived, and if waived, the CONTRACT shall be implemented and shall come into full force and effect as of the date of such waiver.

2.04
After the Execution Date, the Parties shall use their reasonable efforts, and work cooperatively, to support the coming into force of the U.S.-Russian Cooperation Agreement Administrative Procedures as soon as possible.

2.05	Once in full force and effect, this CONTRACT shall remain in force and effect until all purchase and Delivery obligations of USEC and all sale and Delivery obligations of TENEX, are fulfilled.

ARTICLE 3: Purchase and Sale Commitments

3.01
TENEX shall supply to USEC, and USEC shall procure from TENEX, EUP containing the following fixed quantities of SWU (“Firm Commitment SWU”) shown in column 2 of Table 1 below.  Under the terms described herein, TENEX shall sell to USEC, and USEC shall purchase from TENEX, such Firm Commitment SWU contained in EUP.

Table 1: Firm and Optional SWU Purchase Quantities

Calendar year of Delivery (column 1)	Firm Commitment SWU (column 2)	Mutual Option SWU (column 3)
2013	500,000	0
2014	1,000,000	1,000,000
2015	2,300,000	3,200,000
2016	2,500,000	3,000,000
2017	2,500,000	3,000,000
2018	2,500,000	3,000,000
2019	2,500,000	3,000,000
2020	2,500,000	3,000,000
2021	2,500,000	3,000,000
2022	2,500,000	3,000,000

3.02
In placing its Orders for a Delivery Year, USEC shall have the option to increase or decrease the amount of the Firm Commitment SWU to be purchased for such Delivery Year by up to a total of plus or minus five percent (+/- 5%).   For the avoidance of doubt, and assuming no further change in the Parties’ Firm Commitment SWU obligations under other provisions of this CONTRACT, (a) the total Firm Commitment SWU purchased for Delivery Year 2013 shall be between 475,000 SWU and 525,000 SWU, both inclusive, (b) the total Firm Commitment SWU purchased for Delivery Year 2014 shall be between 950,000 SWU and 1,050,000 SWU, both inclusive, (c) the total Firm Commitment SWU purchased for Delivery Year 2015 shall be between 2,185,000 SWU and 2,415,000 SWU, both inclusive; and (d) the total Firm Commitment SWU purchased for any other Delivery Year shall be between 2,375,000 SWU and 2,625,000 SWU, both inclusive. Taken together, items (a) – (d) in the preceding sentence mean that, in the aggregate, the total amount of Firm Commitment SWU purchased by USEC and sold by TENEX during the term of this CONTRACT shall be between 20,235,000 SWU and 22,365,000 SWU, both inclusive.

(a)
Furthermore, USEC shall have the option to decrease the amount of the Firm Commitment SWU to be purchased for Delivery Years 2015 through 2019 (inclusive) by up to an additional five percent (5%).  Therefore, the total decrease in the Firm Commitment SWU for Delivery Years 2015 through 2019 that USEC can elect under this Section 3.02 for these Delivery Years shall  be up to minus ten percent (-10%).  For the avoidance doubt, (i) the total Firm Commitment SWU purchased for Delivery Year 2015 shall be between 2,070,000 SWU and 2,415,000 SWU and (ii) the total annual Firm Commitment SWU purchased for Delivery Years 2016 through 2019 (inclusive) shall be between 2,250,000 SWU and 2,625,000 SWU.

(b)
If USEC has elected to decrease the SWU quantities in Column 2 in Table 1 above by more than 5% for any Delivery Year from (and including) Delivery Year 2015 through and including Delivery Year 2019 (the portion above 5% being referred to herein as the “Additional Decreased Portion”), USEC shall defer the Additional Decreased Portion accumulated during the period from (and including) Delivery Years 2015 through and including 2019 to the period of Delivery Years 2020 through (and including) Delivery Year 2022 by adding this deferred Additional Decreased Portion to the Firm Commitment SWU that USEC is obligated to purchase for the period from (and including) Delivery Year 2020 through (and including) Delivery Year 2022.  USEC may allocate this Additional Decreased Portion among two (2) or more of the Delivery Years in this latter period and in any amount it wishes in each such Delivery Year, provided that, in no event shall USEC shall add more than 250,000 SWU of the accumulated Additional Decreased Portion to its Firm SWU Commitment for any one Delivery Year during the period from (and including) Delivery Year 2020 through (and including) Delivery Year 2022.

(c)	*****

3.03
Subject to mutual agreement, USEC also shall have the option to order, and TENEX shall have the option to supply, EUP containing up to the additional optional quantities of SWU contained in EUP (“Mutual Option SWU”) shown in column 3 of Table 1 above, which shall be purchased under the terms of this CONTRACT.  The deadline by which agreement on Mutual Option SWU may be reached shall be determined by the amount of Mutual Option SWU requested by USEC and the notice periods set forth in Appendix A.  For the avoidance of doubt, under the “mutual option” in this Section 3.03, USEC is not obligated to purchase, and TENEX is not obligated to sell, a quantity of Mutual Option SWU unless and until both Parties agree in writing to the purchase and sale of such quantity pursuant to this CONTRACT.

3.04
The SWU, contained in EUP, ordered by USEC pursuant to Section 3.01, Section 3.02 or Section 3.03 shall be Delivered pursuant to Orders submitted by USEC under Article 4 and Delivered by TENEX under Article 5.  The pricing for all such EUP shall be determined by the applicable provisions of Articles 6 and 7 and Appendices H and N.

3.05
If by the end of 2011, the U.S.-Russian Cooperation Agreement Administrative Procedures have not entered into force and the Parties have not otherwise agreed to waive the conditions of Section 2.03 necessary for the CONTRACT to be implemented and to come into full force and effect, USEC shall have the right to reduce the quantity of Firm Commitment SWU to be purchased for 2013.  In such a case, USEC may propose to move such quantity, in whole or in part, to a later Delivery Year(s), but if TENEX does not agree to such proposal, then the Parties shall have no further rights or obligation with respect to the quantity that USEC proposed to move.

(a)
If, at any time in 2012, it appears that the U.S.-Russian Cooperation Agreement Administrative Procedures will be delayed beyond August 1, 2012, the Parties shall discuss possible amendments to their purchase and sale obligations under the CONTRACT for 2014 and beyond to account for such delay, including possibly waiving the application of Section 2.03, but absent agreement on such amendments or waiver, the purchase and sale obligations for 2014 and beyond shall remain in effect, subject to Section 2.03 and compliance with Section 7.08 and Section 20.03 regarding the origin and Obligation Code of Related Natural Uranium and EUP, respectively, unless the Parties agree in writing to terminate the CONTRACT.

(b)
If, by June 1 of the calendar year ending immediately before any Delivery Year after 2013 (an “Affected Delivery Year”), the CONTRACT has not taken full force and effect under Section 2.03, the Parties’ purchase and sales obligations pursuant to Article 3 for the Affected Delivery Year (the “Affected Obligations”) shall be suspended for the Affected Delivery Year and the Parties shall instead agree upon an appropriate adjustment to the CONTRACT to take account of the Affected Obligations under one of the following alternatives:

(i)	the Affected Obligations shall be added to the purchase and sale commitment of one or more of the Delivery Years under the CONTRACT falling after the Affected Delivery Year;

(ii)	the Affected Obligations shall become a purchase and sale commitment of the Parties for calendar year 2023, with such calendar year added to the term of the CONTRACT for purposes of Section 2.05;

(iii)	the Parties shall be relieved of any further obligation with respect to the Affected Obligations; or

(iv)	a combination of (i) – (iii).

Absent agreement on another alternative by August 1 of the calendar year prior to the Affected Delivery Year, alternative (ii) shall apply with respect to the Affected Obligations.

ARTICLE 4:  Orders for Enriched Product

4.01	For each Delivery Year, USEC shall give TENEX:

(a)	a preliminary, non-binding estimate of ***** not later than ***** prior to the first day of such Delivery Year; and

(b)	an updated preliminary, non-binding estimate of ***** not later than ***** prior to the first day of such Delivery Year.

4.02	In addition, for each Delivery Year, USEC shall give TENEX the following preliminary, non-binding Delivery Schedules in accordance with Paragraph B-1 of Appendix B:

(a)	a preliminary, non-binding Delivery Schedule covering ***** prior to the first day of such Delivery Year;

(b)	a preliminary, non-binding Delivery Schedule covering ***** prior to the first day of such Delivery Year;

(c)	a preliminary, non-binding Delivery Schedule covering ***** such Delivery Year; and

(d)	a preliminary, non-binding Delivery Schedule covering ***** such Delivery Year.

TENEX shall not be obligated to accept an Order for Delivery in a Delivery Month that falls in a calendar quarter for which all Delivery Schedules required by this Section 4.02 have not been provided.  In cases where a Delivery Schedule is delayed, the Parties shall discuss the situation and resolve it by mutual agreement.

4.03
USEC shall place binding Orders with TENEX for Deliveries during the Delivery Year of EUP containing, in the aggregate, a nominal amount of SWU sufficient to satisfy USEC’s purchase obligations pursuant to Article 3 for such Delivery Year (subject to the annual variations permitted by Section 3.02 and including any mutual optional purchases that USEC and TENEX have agreed pursuant to Section 3.03), subject to all of the following:

(a)	Each Order shall be submitted to TENEX not later than *****.

(b)	Each Order shall include the information described in Paragraph B-2 of Appendix B.

(c)	In placing each Order, *****.

(d)	In addition:

(i)	absent consent of TENEX (not to be unreasonably withheld or delayed), the SWU Component of EUP to be Physically Delivered in a Delivery Month under any Order may not differ:

(A)	by *****; and

(B)	***** by *****.

*****

(ii)	the quantities of Natural Uranium (*****) to be Delivered in a Delivery Month under any Order may not *****; and

(iii)	the quantities of ***** by more than:

(A)	***** and

(B)	*****

(e)	In placing its Orders, USEC shall ensure that each Shipment of EUP ordered shall consist of *****.

(f)
The quantities of ***** and the Assays, stipulated in each Delivery Schedule and Order shall be nominal quantities and Assays, meaning that they shall be subject to the permitted variations in Appendix E1 (and if applicable, Appendix E2) of this CONTRACT.  In addition, the nominal quantities of SWU stipulated in USEC’s Delivery Schedules and its Orders may differ as a result of USEC’s exercise of its option in Section 3.02 to increase or decrease its purchases of SWU.

4.04
USEC may select, as the Assays for EUP to be Delivered pursuant to each Order submitted under Section 4.03, *****.  Upon USEC’s request to meet the requirements of a specific Customer, or of USEC or its Affiliate, *****.

4.05	*****.

4.06
The Parties hereby expressly agree that in case USEC submits an Order to TENEX with less notice than is required under Section 4.03(a), TENEX shall have the right to postpone the requested Delivery of EUP for a period equal to the period of USEC’s delay in submitting the Order. Further to the above, if, at any time prior to July 31st of a Delivery Year, it becomes evident to TENEX that USEC has not submitted Orders, or has delayed submission of Orders, for the quantities of EUP required to meet USEC’s purchase obligations for Firm Commitment SWU for such Delivery Year (*****), TENEX shall have the right to demand, and USEC shall provide, reasonable assurances of due performance of its purchase obligations for the Delivery Year, and shall promptly submit the Orders required to fulfill such purchase obligations.  If for any reason, USEC has not placed all required Orders by close of business on ***** to provide for Delivery in that Delivery Year of EUP containing all SWU that USEC must purchase to meet USEC’s minimum purchase obligation under Article 3 for the Delivery Year (and, if applicable, to ensure USEC’s fulfillment of its obligations under Section 4.03(d)(iii)(B) for the Delivery Year) (assuming, for this purpose, that USEC would exercise the option in Section 3.02 to reduce its purchase obligation by 5% for the SWU Component of all EUP ordered or to be ordered for such Delivery Year), TENEX shall have the right, with prior Notice to USEC, to terminate its obligation to sell to USEC the SWU Component of such unordered EUP (the quantity of SWU in the SWU Component of such unordered EUP being referred to herein as the “SWU Shortfall”) (and if applicable, ***** of the unordered EUP that USEC would have to purchase in order to meet its obligation under Section 4.03(d)(iii)(B) (the quantity of ***** of such unordered EUP being referred to as *****”)) for such Delivery Year and sell such SWU Shortfall (and if applicable, such *****) to a third party.

In addition, if the reason USEC did not place such Orders is not excused under Article 13, the following shall apply:

(a)
USEC shall pay to TENEX, *****, plus the amount provided for in (b) or (c) below, as applicable. USEC also shall reimburse TENEX for its actual, reasonable and verifiable costs of shipping empty Cylinders ***** to USEC for the Natural Uranium that USEC did not Deliver to TENEX as a result of USEC’s failure to submit all required Orders to TENEX and, unless TENEX requests USEC to maintain possession of *****.

(b)
If TENEX contracts to sell all or part of the SWU Shortfall ***** to a third party or third parties on or before ***** in which USEC failed to submit all required Orders, TENEX shall have the right to invoice USEC for the amount of SWU in the SWU Shortfall sold to such third party(ies) multiplied by the difference between the SWU Price under Appendix H for such SWU Shortfall and the price per SWU to be paid by the third party(ies) for such SWU Shortfall but only if the price per SWU to be paid by the third party(ies) is less than the SWU Price ***** and the ***** under Appendix H).

Notwithstanding the foregoing, (i) if the third party is a TENEX Affiliate, the price paid or to be paid by such TENEX Affiliate under TENEX’s contract to sell to such TENEX Affiliate shall not be used if it is unreasonably less than the prevailing international market price as demonstrated by use of widely known and used published indexes, and (ii) if the third party is not a TENEX Affiliate, the price paid or to be paid by such non-affiliated third party shall not be used if USEC proves that a price unreasonably below the prevailing market price was agreed in order to increase the amounts that could be collected from USEC under this Section 4.06 or other similar remedies in this CONTRACT.  In the cases described in the preceding sentence, the amount that TENEX can invoice USEC instead shall be determined under Section 4.06(c).

(c)
If TENEX does not contract to sell all the SWU Shortfall ***** by such ***** of the ***** in which USEC failed to submit all required Orders (the “***** Delivery Year”), or if the sale price of all or part of the SWU Shortfall ***** (the “Ineligible Quantity”) cannot be used under the terms of the penultimate sentence of Section 4.06(b), TENEX shall have the right to invoice USEC, in ***** of the above mentioned ***** Delivery Year, with respect to the unsold SWU Shortfall or the Ineligible Quantity, for an amount equal to *****

(d)	*****

(e)	For the avoidance of doubt, nothing herein shall require TENEX to sell the SWU in the SWU Shortfall ***** to the same third party.

TENEX shall inform USEC of the steps initiated by TENEX as far as these steps concern USEC, and shall use its reasonable efforts to minimize the amounts owed by USEC pursuant to the foregoing provisions of this Section 4.06.  To the extent permitted by applicable law and subject to Section 18.09, the foregoing shall be TENEX’s exclusive remedy for USEC’s failure to submit Orders with respect to a Delivery Year, but is without prejudice to any rights or remedies that TENEX may have under this CONTRACT or applicable law with respect to future Delivery Years if USEC does not provide adequate, in TENEX’s reasonable judgment, assurances that the failure to submit sufficient Orders will not recur in such future Delivery Years.

For the avoidance of doubt, if USEC fails to provide such assurances, TENEX may pursue its rights and remedies under applicable law and this CONTRACT with respect to an anticipated breach of USEC’s obligation to place Orders in future Delivery Years under the Dispute resolution procedure in Article 18 and any resulting damage award shall be subject to the limitations in Article 11.

ARTICLE 5: Delivery of Enriched Product

5.01
Unless otherwise agreed by the Parties, the EUP ordered by USEC pursuant to Article 4 shall be Physically Delivered FOB USEC’s Vessel St. Petersburg and each Shipment of the EUP shall be accompanied by samples of the EUP in Sample Containers in the quantity and type indicated in USEC’s Order.  Pursuant to Appendix D1, USEC shall supply the Cylinders, Overpacks and Sample Containers needed for Physical Delivery of EUP under this CONTRACT.  Pursuant to terms to be agreed under Paragraph E1-11, USEC also shall provide seals, wires, ball-lock pins and other similar agreed supplies for Delivery of EUP. At USEC’s request, Sample Containers may be sent to USEC by air, at USEC’s risk and expense, FCA airport St. Petersburg Russia.

5.02
At the time of Physical Delivery, the Parties or their representatives shall execute or cause to be executed standard shipping documentation, including, but not limited to, a Delivery Receipt in the form set out in Appendix G1, and a Bill of Lading or Air Bill, as applicable. Upon Delivery, TENEX shall submit to USEC the Notice of Delivery required by FOB A7, by electronic mail to the electronic mail address in Section 16.01(a) and such other electronic mail addresses as USEC may reasonably stipulate by Notice to TENEX.

5.03
The provisions of Appendix E1 shall apply to the sampling and Acceptance of EUP Physically Delivered to USEC.  A CQQ shall accompany each Cylinder and Sample Container Delivered to USEC.  Terms regarding the rejection of EUP that is not Conforming Material can be found in Appendix E1.

5.04	Title to, and risk of loss of, EUP shall transfer to USEC upon completion of Physical Delivery of such EUP.

5.05	TENEX shall Deliver EUP that is free and clear of any and all liens, pledges, encumbrances, security interests or other claims.

5.06	Terms regarding delays in Delivery or failures to Deliver, including as a result of the Delivery of EUP that is not Conforming Material, can be found in Appendix E1.

ARTICLE 6: Pricing of Enriched Product and Pecuniary Payments *****

6.01	USEC shall pay the purchase price for all EUP Delivered to USEC pursuant to this CONTRACT as follows:

(a)
For the SWU Component, USEC shall pay in U.S. dollars (a “pecuniary payment”) the price per SWU (the “SWU Price”) determined by the respective pricing in Appendix H.  The total amount invoiced for the SWU Component of EUP, as determined using the SWU Price, is referred to in this CONTRACT as the “Total SWU Price” of such EUP, and is determined by multiplying the SWU Price by the total quantity of SWU in such SWU Component.  For the avoidance of doubt, references in any Article of this CONTRACT to the SWU Price or the respective SWU pricing under Appendix H shall be deemed to include the impact on pricing and invoicing of the provisions of Appendix N, where applicable.

(b)	For Payment in Kind for the Feed Component, the following shall apply:

(i)
USEC shall make a Payment in Kind in the form of Natural Uranium as UF6 for the Feed Component contained in EUP Delivered to USEC pursuant to this CONTRACT.  The price per KgU of such Feed Component (the “Feed Price”) shall be determined by the respective pricing in Appendix H and the total price of such Feed Component (the “Total Feed Price”) shall be determined by multiplying the Feed Price by the total quantity of Natural Uranium in the Feed Component.  *****

All Natural Uranium as UF6 Delivered pursuant to Article 7 shall be deemed to have the same Feed Price per KgU of UF6 as the Feed Price per KgU of UF6 of the Feed Component.

(ii)	***** USEC also may:

(A)	*****

(B)	*****.

*****

6.02
The SWU Component of the EUP in any Sample Containers provided to USEC pursuant to Appendix E1 shall be paid for by USEC at the unit SWU Price applicable to the sampled EUP multiplied by the quantity of SWU in the sample, including fractional SWU, and USEC shall make a pecuniary payment for the Feed Component of the EUP in any Sample Containers provided to USEC pursuant to Appendix E2 at the unit Feed Price (as defined in Section 6.01(b)(i) and Paragraph H-5) multiplied by the quantity of Natural Uranium in the sample, including fractional quantities of Natural Uranium.  USEC shall not be obligated to pay for the EUP contained in Official Samples not Delivered to USEC.

6.03	*****

6.04
Not later than *****, the Parties shall execute a letter setting forth the unit prices of ***** and, if agreed, shall include the basis for calculation of each unit price; provided, however, that (i) such letter shall confirm that calculation of the unit prices described in the letter is correct; and (ii) failure to execute such letter on time or at all shall not excuse timely performance by either Party of its obligations hereunder.  The letter shall be subject to Paragraph N-7.  The Parties shall work cooperatively to implement this Section 6.04 and neither Party shall unreasonably withhold or delay its agreement to the non-binding letters described in this Section 6.04.

6.05	All amounts invoiced by either Party, and all payments by either Party, under this CONTRACT shall be expressed and paid in United States dollars.

6.06
TENEX shall submit its invoice for the value (as determined by the prices of components in this CONTRACT) of the quantity of EUP covered by the invoice, for each Delivery of EUP, with itemization of the prices ***** for which USEC is to make a pecuniary payment in connection with a Delivery of EUP and a separate statement of the quantities of Natural Uranium (*****) to be provided as Payment in Kind *****, not later than *****.  TENEX shall issue an invoice for any ***** Related Natural Uranium not later than *****.

(a)
USEC shall effect a pecuniary payment for (i) the Total SWU Price of the EUP actually Delivered to USEC, ***** by wire transfer of immediately available funds in accordance with TENEX’s invoice instructions no later than (A) in the case of an invoice for the pecuniary payments owed to TENEX for the Total SWU Price ***** of such Enriched Product (such ***** being referred to as the “Payment Due Date”), and (B) in the case of an invoice for the ***** owed to TENEX, ***** of USEC’s receipt of a duly executed original invoice for the *****, including documentation of the calculation of the ***** covered by such invoice.

(b)	The following shall apply with respect to the Feed Component of such Enriched Product:

(i)	*****; and

(ii)	*****

Any other pecuniary payments due to TENEX under this CONTRACT (for example, under Section 6.09) and any payments due to USEC under this CONTRACT (for example, under Section 6.13) shall be paid in U.S. dollars by wire transfer of immediately available funds not later than *****.

(c)
To the extent required by applicable Russian law or regulation, TENEX shall secure any authorizations that must be obtained from a government agency of the Russian Federation or its political subdivisions, in order for USEC to make pecuniary payment to TENEX pursuant to this Article.

6.07
It is the Parties’ expectation that the pecuniary payment for a component of EUP shall arrive in TENEX’s account with its bank in Russia not later than ***** as result of due fulfillment by USEC of its obligation to effect payment, including without limitation to comply with payment instructions on TENEX’s invoice.  Nevertheless, the pecuniary payment obligations of USEC under Section 6.06 with respect to an invoice shall be deemed fulfilled *****.

With respect to pecuniary payment by USEC of an invoice under Section 6.06 or for interest payments due to TENEX under Section 6.09:

*****

6.08
If a pecuniary payment due under Section 6.06(a)(i) and Section 6.06(a)(ii) with respect to a Delivery of EUP is not received *****, the Parties shall determine why such payment was not received.  If the reason the payment was not received is attributable to (a) an act or omission of USEC, of USEC’s bank, or of intermediaries designated by USEC’s bank (collectively, the “USEC Payment Parties”) that is not excused under Article 13 or (b) a breach by USEC of its obligations under this CONTRACT that is not excused under Article 13, USEC shall apply all its efforts to effect the payment immediately and, if the payment has not been made in full *****, TENEX shall have the right to delay any Deliveries of EUP not yet made to USEC until (i) it has received the delayed payment, plus all interest owed on such payment pursuant to Section 6.09, and (ii) it has received adequate, in TENEX’s reasonable judgment, assurances from USEC that such delay will not recur.  If ***** recurs for a reason attributable to an unexcused act or omission of the USEC Payment Parties, or an unexcused breach by USEC, TENEX shall have the right to terminate this CONTRACT by giving Notice of such termination to USEC unless, in lieu of termination, the Parties agree on new payment terms that provide greater assurance of timely payment for TENEX.  (TENEX shall not unreasonably withhold or delay its consent to such terms.)

The termination rights in this Section 6.08 shall not apply in the case of:

(a)
a delay by USEC, for any reason, in effecting a pecuniary payment of less than ***** of the pecuniary payment due for a single Delivery of EUP or in effecting a pecuniary payment for EUP in Sample Containers under Section 6.02; provided that such payment is effected by USEC within ***** after such payment is due and all other payments then due are effected on time; or

(b)
any delay by USEC that is due to an act or omission of TENEX or a breach of TENEX’s obligations under this CONTRACT or other separate agreement between the Parties that in each case is not excused under Article 13; or

(c)	a delay that is excused under Article 13; or

(d)
a delay by USEC, for any reason, in effecting a pecuniary payment for an invoice for a charge, fee or expense that USEC is obligated to pay, that is not related to a Delivery of EUP, including, but not limited to, a ***** in Paragraph H-9.

6.09	For late pecuniary payments not excused under Article 13, USEC shall pay TENEX interest ***** equal to *****, such interest to commence to accrue on *****.

The Parties shall work cooperatively to minimize or prevent the imposition of fines by Russian governmental authorities as a result of a late pecuniary payment by USEC, but to the extent that the reason the payment was not received on time in accordance with this Article 6 is attributable (a) to an act or omission of any of the USEC Payment Parties (as defined in Section 6.08) that is not excused under Article 13 or (b) to a breach of USEC’s obligations under this CONTRACT that is not excused under Article 13, USEC shall reimburse TENEX for fines actually imposed on TENEX by Russian governmental authorities, as a result of the late pecuniary payment, pursuant to Russian laws or regulations applicable as of the Payment Due Date, but in no event shall USEC pay as reimbursement more than the amount of the late pecuniary payment.

6.10
Without limiting TENEX’s right to charge interest for late pecuniary payments under Section 6.09 or its other rights under this CONTRACT with respect to USEC’s non-payment, if, for any reason not excused under Article 13, USEC has not paid in full, *****, all unpaid pecuniary payments due under outstanding invoices issued with respect to such EUP, TENEX may suspend performance of this CONTRACT by giving Notice of suspension to USEC, until TENEX has received all such pecuniary payments in full.  Absent termination of the CONTRACT under other provisions of this CONTRACT, the suspension shall terminate upon USEC’s fulfillment of its pecuniary payment obligations in accordance with Section 6.06, including, without limitation, USEC pecuniary payment obligations under Sections 6.01, 6.02 and 6.09.  In cases where TENEX elects to suspend under this Section 6.10, neither Party shall be liable to the other in respect of Deliveries of EUP not made during the suspension period as a result of the suspension, but instead the Parties shall discuss fulfilling such Deliveries after the suspension has terminated.

6.11	In the event the Payment Due Date falls on a day which is not a Business Day, the applicable pecuniary payment shall be due on the immediately preceding Business Day.

6.12
If pursuant to Appendix E1, USEC claims that EUP Delivered by TENEX is not Conforming Material and TENEX disputes such claim by USEC, USEC shall, pending resolution of the dispute, make pecuniary payment for the SWU Component, *****, in accordance with Section 6.06 by the applicable Payment Due Date for the portion of the EUP Delivered by TENEX with respect to which there is no disagreement and withhold the portion of the Total SWU Price, *****, for the portion of the EUP that USEC claims is not Conforming Material, pending resolution of the dispute.  If, as a result of the resolution of such dispute, it is determined that the EUP was Conforming Material, then USEC shall, *****, pay to TENEX the amounts for SWU *****, that were not paid pending resolution of the dispute (“Underpayment”).  At the same time, interest shall be paid on any Underpayment from the date that such Underpayment was originally due, to the date of payment in full of the Underpayment, with interest calculated using the ***** interest rate used for calculating late payment charges under Section 6.09.

6.13
In the event of a dispute between the Parties concerning any amounts to be paid by USEC for an EUP Delivery under this CONTRACT, other than in the event of a dispute covered by Section 6.12, USEC shall make a pecuniary payment to TENEX for the Total SWU Price for such EUP ***** in accordance with Section 6.06 by the applicable Payment Due Date.  If such dispute is resolved in USEC’s favor, TENEX shall promptly pay to USEC any overpayment by USEC. At such time, interest shall be paid on such overpayment from the date that such overpayment was paid by USEC to TENEX, to the date of payment in full by TENEX to USEC of the overpayment, with interest calculated using the ***** interest rate used for calculating late payment charges under Section 6.09.

6.14
Notwithstanding any other provision of this CONTRACT, TENEX’s failure to issue an invoice in accordance with this Article 6 shall not be deemed to be a waiver by TENEX of its right under this CONTRACT to receive pecuniary payment for the SWU Component ***** of EUP furnished to USEC pursuant to this CONTRACT.  Similarly, notwithstanding any other provision of this CONTRACT, USEC’s failure to issue an invoice in accordance with this Article 6 shall not be deemed to be a waiver by USEC of its right under this CONTRACT to receive a pecuniary payment to which it is entitled pursuant to this CONTRACT.

6.15
In case of a delay in Delivery of EUP for reasons attributable to TENEX, whether or not excused, the prices applicable to such EUP if and when it is actually Delivered to USEC, shall be the prices as of the Delivery Month in which Delivery was supposed to occur but was missed because of the delay.

6.16	Except as provided in the second to last sentence of this Section 6.16, ***** The foregoing shall apply notwithstanding any contrary provision of Incoterms 2000.

6.17	Except as provided in the second to last sentence of this Section 6.17, ***** The foregoing shall apply notwithstanding any contrary provision of Incoterms 2000.

6.18	Except as provided in the second to last sentence of this Section 6.18, ***** The foregoing shall apply notwithstanding any contrary provision of Incoterms 2000.

6.19
Each Party shall take any reasonable measures requested by the other Party to lawfully minimize or obtain exemption from taxes or duties imposed on the requesting Party.  In no event shall a Party be liable for taxes imposed by any jurisdiction on the income of the other Party.

ARTICLE 7: Pricing and Payment for Feed Component of Enriched Product

7.01
USEC shall make a Payment in Kind for the Feed Component contained in all Related EUP Delivered to USEC pursuant to this CONTRACT by Delivery of a quantity of Related Natural Uranium, which, pursuant to Section 6.01 and Appendix H, shall be considered to have equal value to the Natural Uranium in the Feed Component and shall be of equal quantity with the Natural Uranium in the Feed Component.

***** USEC shall make a Payment in Kind for the Feed Component by Delivering a quantity of Related Natural Uranium *****

7.02	USEC shall Deliver Related Natural Uranium under this CONTRACT, as follows:

(a)	Up to ***** in a Delivery Year of Related Natural Uranium (or such greater amount as the Parties may agree in writing from time to time) may be Delivered *****, subject to the following:

(i)	Unless otherwise agreed, *****

(ii)	If agreed by the Parties, the *****

(iii)	*****

(iv)	USEC shall notify TENEX in its Order under Section 4.03, of its intention to Deliver Related Natural Uranium under this Section 7.02(a), including an estimate of the quantity to be Delivered.

(v)	*****

(b)	*****

(i)	*****

(ii)	*****

***** USEC shall not unreasonably withhold or delay its consent to a request by TENEX that Related Natural Uranium be Delivered under Section 7.02(c) rather than this Section 7.02(b).

(c)	All Related Natural Uranium not Delivered under Section 7.02(a) or 7.02(b) shall be Delivered as follows:

(i)	USEC shall Deliver to TENEX Related Natural Uranium ***** ***** not later than the Feed Delivery Deadline *****

(ii)	*****

(iii)	*****

(d)
The terms applicable to Acceptance and rejection of Related Natural Uranium Physically Delivered ***** can be found in Appendix E2 and the terms applicable to the Cylinders ***** required to Physically Deliver such Related Natural Uranium can be found in Appendix D2.  The remedies applicable in the case of a Physical Delivery of non-Conforming Related Natural Uranium ***** can be found in Paragraph E2-6 and the remedies in the case of a failure to Deliver Related Natural Uranium ***** can be found in Paragraph E2-5.  Appendix E2 shall not apply to Related Natural Uranium Delivered ***** with the exception of Paragraph E2-5, which shall apply, mutatis mutandis, to a failure to Deliver *****

(e)	*****

(f)	*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(g)
Due to the process of filling cylinders of Natural Uranium and the fact that the quantities Physically Delivered shall be subject to permissible variations to be agreed pursuant to Paragraph E2-1 (the “Permissible Variations”), it will not be possible to Physically Deliver a quantity of Related Natural Uranium exactly equal to the Feed Component of Related EUP.  Therefore, the Parties shall periodically reconcile the amount of Related Natural Uranium that USEC indicated would be Physically Delivered to TENEX ***** and the quantity actually Physically Delivered to TENEX *****.  There shall be no penalties imposed on USEC as a result of a shortfall in Related Natural Uranium Physically Delivered to TENEX due to Permissible Variations, provided that, subject to any reconciliation procedures agreed pursuant to Appendix E2, USEC Delivers additional Natural Uranium to TENEX in the next Delivery of Related Natural Uranium after USEC is notified of the shortfall or if USEC reasonably concludes that such Delivery of additional Natural Uranium cannot be made to eliminate the shortfall, USEC shall either Deliver ***** the quantity of Natural Uranium necessary to eliminate the shortfall in Related Natural Uranium or if Natural Uranium is not available for *****, pay for such shortfall at the applicable Feed Price in Appendix H. In case TENEX receives more Related Natural Uranium under ***** than USEC was obligated to supply for this reasons covered by this Section, TENEX shall give USEC a credit for the excess Natural Uranium Delivered to TENEX to be used by USEC in connection with the next Delivery of Related Natural Uranium after the excess is identified by TENEX or if TENEX reasonably concludes that such excess cannot be eliminated by crediting against the next Delivery of Related Natural Uranium, TENEX shall eliminate the excess ***** of a quantity of Natural Uranium necessary to eliminate the excess *****, pay for such excess at the applicable Feed Price in Appendix H. The Parties shall regularly consult regarding the elimination of the foregoing shortfall and excess amounts to minimize discrepancies and ensure prompt reconciliation. A shortfall not resulting from Permissible Variations that is not excused under Article 13 shall be subject to the remedies for failure to Deliver, and not this Section.

7.03	The following shall apply to the timing of Deliveries of Related Natural Uranium under Section 7.02:

(a)	The Delivery of Related Natural Uranium shall be completed by the “Feed Delivery Deadline” or “Feed Deadline Date”, either of which for this purpose shall mean:

(i)	*****

(ii)	*****

(b)	*****

(c)	*****

(d)	*****

(e)
In all cases under Section 7.02(a), Section 7.02(b) or Section 7.02(c), where Related Natural Uranium is provided to USEC by a Customer for a specific quantity of Feed Component of the Related EUP, *****

7.04	Title to, and risk of loss of, Related Natural Uranium shall transfer to TENEX upon completion of Delivery *****

7.05	*****

7.06	*****

(a)	*****

(b)	*****

7.07
*****  To assist the Parties in planning for Deliveries of Related Natural Uranium during a Delivery Year, USEC shall provide TENEX with the estimates required by Sections 4.01 and 4.02 of the ***** Related Natural Uranium that will be Delivered to TENEX pursuant to Section 7.02 in such Delivery Year.

7.08
USEC may Deliver to TENEX Related Natural Uranium of any origin or Obligation Code provided that in the case of Related Natural Uranium Delivered *****, (i) such Related Natural Uranium may, under applicable laws and regulations, be exported to the Russian Federation from the country in which it is Delivered by USEC to TENEX and imported into the Russian Federation, and in the case of Natural Uranium exported from the United States, can be further reexported as Natural Uranium or EUP back to at least the United States from the Russian Federation, and (ii) neither Party, nor any of its Affiliates, shall take any affirmative action intended to limit the available authority to export such Related Natural Uranium, or its components, from the country in which it is Delivered to TENEX to the Russian Federation and import it into the Russian Federation.  If requested by USEC (1) to meet a request or a requirement of (A) a Customer to have the origin of its Natural Uranium apply to the EUP it receives from USEC or (B) applicable government authorities or (2) to ensure compliance with the RSA or applicable U.S. requirements, the Parties shall take all measures necessary under applicable law and regulations to ensure that Russian origin is ascribed to the Related Natural Uranium, (but in any case the origin and Obligation of the Related Natural Uranium shall comply with the requirements of the other sentences of this Section 7.08), including submitting requests to applicable governments to approve origin swaps and taking such other actions as reasonably may be needed to secure such approval and implement the terms on which approval is granted.   For the avoidance of doubt, this Section 7.08 applies to any origin or Obligation Code of Related Natural Uranium, including, but not limited, to Related Natural Uranium that bears a U.S. origin or U.S. government Obligation Code.

7.09
TENEX has informed USEC that, as of the Execution Date, implementing arrangements pursuant to the nuclear cooperation agreements between Australia and the Russian Federation (the “Australian Agreement”) and Canada and the Russian Federation (the “Canadian Agreement”) have yet to be finalized and approved by the respective governments, and accordingly (i) Related Natural Uranium of Australian origin subject to the Australian Agreement and Related Natural Uranium of Canadian origin subject to the Canadian Agreement cannot be licensed for importation into the Russian Federation and (ii) therefore, TENEX will not accept Related Natural Uranium of Australian and Canadian origin *****.

(a)
TENEX shall accept all Related Natural Uranium of Australian origin on and after the date the implementing arrangements under the Australian Agreement that are required to allow TENEX to secure a license to import into the Russian Federation Related Natural Uranium of Australian origin have been finalized and approved and entered into force.  Until that date, USEC shall not Deliver Related Natural Uranium of Australian origin *****, without the prior approval of TENEX (not to be unreasonably withheld or delayed.)

(b)
TENEX shall accept all Related Natural Uranium of Canadian origin on and after the date the implementing arrangements under the Canadian Agreement that are required to allow TENEX to secure a license to import into the Russian Federation Related Natural Uranium of Canadian origin have been finalized and approved and entered into force.  Until that date, USEC shall not Deliver Related Natural Uranium of Canadian origin *****, without the prior approval of TENEX (not to be unreasonably withheld or delayed.)

(c)
The Parties shall regularly exchange information regarding the status of these implementing arrangements, and each shall use its reasonable efforts, to the extent practical, to support the finalization and approval of the implementing arrangements described above.  In addition, the Parties shall use their reasonable efforts to swap origins and Obligation Codes in accordance with Section 7.08 and the terms of the RSA and the Domenici Amendment (as defined in Article 8) to avoid Delivery of Australian or Canadian origin Natural Uranium before TENEX can accept such Material under Section 7.09(a) or (b), respectively.

(d)
If ***** the implementing arrangements under neither the Australian Agreement nor the Canadian Agreement have been finalized and approved, the Parties shall, upon USEC’s request, discuss adjustments to this CONTRACT to account for USEC’s inability to deliver Related Natural Uranium of Australian and Canadian origin under *****.  If USEC makes such request *****, the Parties have not agreed upon such adjustments and amended this CONTRACT to include such adjustments or the Parties are unable to identify mutually acceptable, in each Party’s sole discretion, alternative means of providing Australian or Canadian origin Natural Uranium without limitations under applicable laws, regulations and international treaties without significant cost to either Party (including measures to replace the Australian or Canadian origin and Obligation Code ascribed to the Natural Uranium with another origin and Obligation Code so that it can meet the requirements of Section 7.08), USEC shall have the right to reduce its commitment to purchase SWU under Article 3 by an amount up to fifty percent (50%) of the SWU that it is obligated to purchase in any Delivery Year after *****, provided, however, that USEC may not exercise such right to reduce its commitment if TENEX agrees to accept Natural Uranium of Australian or Canadian origin  notwithstanding Section 7.08 and this Section 7.09.  USEC shall exercise such right by giving TENEX Notice of the reduction of its commitment *****  It is USEC’s intention to utilize as a last resort the reduction of quantities to be purchased.

7.10	All Related Natural Uranium Delivered pursuant to Section 7.02 shall be Conforming Material. *****

7.11
USEC shall Deliver Related Natural Uranium that is free and clear of any and all liens, pledges, encumbrances, security interests or other claims, with the exception of liens and encumbrances that may apply as a matter of law or in the ordinary course of business, in respect of the services provided by shippers and transporters of cargo.  USEC shall ensure that it satisfies all of its obligations that give rise to shippers and transporters’ liens, and to the maximum extent permitted by law, USEC shall indemnify, hold harmless and, if requested by TENEX, defend TENEX against any claim to shippers’ and transporters’ liens brought by a shipper or transporter engaged by or for USEC.

7.12
In addition to the rights and remedies of USEC under this CONTRACT with respect to a failure by TENEX to Deliver, or a late Delivery by TENEX of, Related EUP, USEC also shall have the right to withhold Delivery of the corresponding Related Natural Uranium, without liability to TENEX whatsoever, if for any reason (including a reason excused under Article 13) except for reasons attributable to USEC, TENEX fails to Deliver such Related EUP when due under this CONTRACT.  In cases where USEC suspends Deliveries of Related Natural Uranium under this Section 7.12, the suspension shall last no longer than is reasonably necessary to Deliver the Related Natural Uranium after TENEX has Delivered all the delayed Related EUP.  For all purposes under this CONTRACT, a Delivery of EUP that does not conform to the requirements of Section 20.03 shall be deemed to be a failure to Deliver such EUP.

7.13
In addition to the rights and remedies of TENEX under Appendix E2 with respect to a failure by USEC to Deliver, or the late Delivery of, Related Natural Uranium with respect to a Delivery of Related EUP, TENEX also shall have the right to suspend further Deliveries of EUP under this CONTRACT, without liability to USEC whatsoever, if for any reason (including a reason excused under Article 13), except for reasons attributable to TENEX, its Affiliates or persons acting on behalf of TENEX or its Affiliates, USEC fails to Deliver all or part of the Related Natural Uranium to TENEX *****.

(a)
In cases where TENEX suspends Deliveries of EUP under this Section 7.13, the suspension shall last no longer than the period necessary to resume Deliveries of the EUP affected by the suspension after USEC has Delivered the delayed Related Natural Uranium.

(b)
The Parties shall work cooperatively to minimize or prevent the imposition of fines by Russian governmental authorities as a result of (i)  a late Payment in Kind attributable to USEC, or (ii) a failure to make timely Payment in Kind attributable to USEC, including a delay in Physical Delivery of Natural Uranium ***** attributable to USEC.

ARTICLE 8: Use of U.S. Import and Export Quotas

8.01
The Parties recognize that, as of the Execution Date, the export of EUP produced in the Russian Federation to the United States is subject to limitations under the Russian Uranium Suspension Agreement, and the import of such EUP into the United States is subject to limitations under the terms of provisions of U.S. law added by Section 8118 of the Consolidated Security, Disaster Assistance and Continuing Appropriations Act, 2009 (such provisions, the “Domenici Amendment”).

8.02	With respect to these quotas, the Parties agree as follows:

(a)
This CONTRACT is not intended to preclude TENEX from fully utilizing the annual export limits under Section IV.B.1 of the Russian Uranium Suspension Agreement (as added by the February 1, 2008 Amendment to such Agreement) or the Domenici Amendment to make sales for end-use and final consumption by U.S. utilities with which it has secured contracts.

(b)
Subject to the terms of the Russian Uranium Suspension Agreement and TENEX’s rights under Section 8.02(a) above, this CONTRACT also shall not preclude either Party from utilizing any other authority granted under the Russian Uranium Suspension Agreement, the Domenici Amendment or similar authority for the import, export or sale of EUP that does not count against the annual export limits under Section IV.B.1 of the Russian Uranium Suspension Agreement, including, but not limited to, the authority to sell and export EUP to the United States for the initial fueling (“initial cores”) of U.S. nuclear reactors and, subject to the present and reasonably foreseeable availability of the re-export limits under the Russian Uranium Suspension Agreement to be determined by mutual consultation, the authority to import EUP into the United States for processing and re-export (“Reexport Quota’).  *****

(c)
***** USEC shall fully comply with all laws and regulations applicable to use of the authority granted under the Russian Uranium Suspension Agreement and the Domenici Amendment so as to avoid any violation thereof by either Party as a result of its acts or omissions, but it is not the intention of the Parties that *****, or that USEC’s acts or omissions be attributed to TENEX.

(d)
At TENEX’s request, USEC shall provide information regarding the actual quantities of EUP Delivered under this CONTRACT that are imported into the United States.  In no event, however, shall a Party be obligated to disclose to the other Party any specific information concerning the identities, quantities or prices under sales to specific Customers of the disclosing Party, unless such disclosure is required under applicable law and jurisdiction, and the Party requesting such disclosure provides the respective supporting documentation confirming the request for disclosure of the respective authority of the applicable jurisdiction, provided, however, that in any case such disclosure shall be provided by the disclosing Party directly to the respective requesting authority of the applicable jurisdiction.

ARTICLE 9: Compliance with Russian Uranium Suspension Agreement

9.01
Each Party Delivering Material under this CONTRACT warrants that the Material Delivered by it to the other Party was not obtained under any arrangement, swap, exchange, or other transaction designed to circumvent the export limits established by the Russian Uranium Suspension Agreement.  Each Party receiving Material under this CONTRACT warrants that the Material (and any Derivative Material (as defined herein)) shall not be delivered or imported to, or exported from, the United States, or used in the United States, in any manner that would violate or circumvent the Russian Uranium Suspension Agreement.  For this purpose, “Derivative Material” shall mean any nuclear material containing, or produced from, Material Delivered to a Party under this CONTRACT or obtained by such Party through a swap involving Material Delivered under this CONTRACT.

9.02	*****

9.03	Each Party:

(a)
shall indemnify, hold harmless, and upon request, defend the other Party, its officers, directors, employees, agents, representatives, subsidiaries, successors, and assigns, from any claim, liability, damage, expense, suit, or demand (including, without limitation, reasonable attorneys’ fees, court costs) arising out of or in connection with, or in any manner related to or based upon the violation by the indemnifying Party of (i) the Russian Uranium Suspension Agreement involving Material Delivered under this CONTRACT or (ii) its obligations set forth in Section 9.01 above resulting from the acts or omissions of the indemnifying Party or any of its employees, agents, or representatives, and

(b)
shall reimburse the other Party for any fines, costs or similar expenses actually imposed on, or charged to, such Party by a government authority, and any legal expenses reasonably incurred in defending itself against such fines, costs and expenses arising out of or in connection with, or in any manner related to or based upon the violation by the indemnifying Party of (i) the Russian Uranium Suspension Agreement involving Material Delivered under this CONTRACT or (ii) its obligations set forth in Section 9.01 above resulting from the acts or omissions of the indemnifying Party or any of its employees, agents, or representatives.

The foregoing indemnity also shall apply to fines, costs and expenses actually incurred by the other Party and arising out of or in connection with, or in any manner related to or based upon, a violation by the indemnifying Party’s Customers under the Re-sale Contracts of the Russian Uranium Suspension Agreement with respect to Natural Uranium Delivered under this CONTRACT, or of their obligations similar to those set out in Section 9.01 with respect to EUP Delivered under this CONTRACT.

9.04
The indemnification provisions contained in Section 9.03 shall apply even if the indemnifying Party fails to include provisions similar to those set out in Section 9.01 in the Re-sale Contracts or such provisions are inapplicable or unenforceable, but such provisions shall not apply to the extent the other Party or any of its employees, agents, or representatives contributed to such violation.

9.05
Without limiting or altering the rights or obligations of either Party under Section 9.03, if a Party supplies imported Russian Uranium Products subject to the RSA to a Customer under a provision of the RSA authorizing the export, import, or delivery of such Russian Uranium Products, and it is subsequently determined that such RSA provision is inapplicable (for example, EUP imported for use in fabrication of an initial core is not ultimately used in the initial core and must be re-exported or counted against an unused U.S. Consumption Quota Amount) or has been violated by that Party or its Customer or a third party to whom the EUP was delivered or transferred, that Party shall take all measures required to ensure the full compliance with the RSA, including, as applicable, use of other authority under the RSA available to such Party (*****) to permit the imported Russian Uranium Products or any Derivative Material to remain in the United States or to avoid any circumvention of the RSA.  If such other authority is not available to such Party, it shall promptly export the imported Russian Uranium Products (and, if required, any Derivative Material) (or cause it to be exported) at its own expense from the territory of the United States to the extent required to assure compliance with the RSA or avoid any circumvention of the RSA, if the Customer to whom the Russian Uranium Products were supplied, or who produced the Derivative Material, has not itself exported it.

9.06	The provisions of this Article 9 shall survive termination or expiration of this CONTRACT.

ARTICLE 10:  Nuclear Liability

10.01
Each Party shall bear Nuclear Risks with respect to Material Delivered under this CONTRACT that are imposed on such Party under the legislation and treaties applicable to such Party, and nothing herein is intended to impose on the other Party such Nuclear Risks.   To minimize the risk that others will seek to allocate Nuclear Risks on a Party Delivering Material under this CONTRACT, the Party to which Material is Delivered under this CONTRACT shall bear responsibility for ensuring that the person or entity to which such Material is thereafter supplied by such Party bears Nuclear Risks involving such Material in accordance with the mandatory provisions of applicable national and international law.

(a)	Accordingly, each Party agrees that:

(i)
in any contract with a Customer for the sale of Material Delivered to such Party under this CONTRACT, such Party shall include terms regarding nuclear liability at least equivalent to those set out in Appendix K; and

(ii)
if the Material is being transported to a country which is a party to the Paris Convention or the Vienna Convention, or has a provision of law in its national legislation that is equivalent to either Article 4 of the Paris Convention or Article II of the Vienna Convention, the Material shall only be transported to a Facility (as defined below) in that country if the operator of such Facility, and/or, as applicable, the operator of the Facility from which the Material is being transported to such Facility, are/is, as applicable, liable for nuclear damage caused by a Nuclear Incident involving the Material while at the respective Facility or during transport thereto in accordance with (A) Article 4 of the Paris Convention (if the Facility is located in a country that is a party to the Paris Convention), (B) Article II of the Vienna Convention (if the Facility is located in a country that is a party to the Vienna Convention) or (C) an equivalent provision of law, if applicable under the national law of the country in which the Facility is located.

(b)
A Party transporting Material to a Facility covered by item (a)(ii) above shall, if requested by the other Party, provide to the other Party written evidence of compliance with item (a)(ii) prior to the first time Material Delivered under this CONTRACT arrives at such Facility. A Party shall not be required to provide such evidence or to comply with item (a)(ii) with respect to a Facility to the extent the other Party has transported or is already transporting the same type of Material to such Facility. For the avoidance of doubt, there is no requirement to comply with the aforementioned item (a)(ii) with respect to Facilities in the United States or Canada.

(c)
In the case where USEC or its Affiliate or agent is transporting EUP Delivered by TENEX from the Russian Federation to a Facility outside the Russian Federation and the operator of such Facility (i) has not otherwise agreed to accept liability for Nuclear Risks arising from a Nuclear Incident involving such EUP occurring during transportation outside the Russian Federation and before the EUP arrives at the Facility or (ii) does not otherwise maintain insurance against Nuclear Risks that would cover TENEX’s liability for such Nuclear Risks (items (i) and (ii) being referred to as the “Otherwise-Applicable EUP Nuclear Risk Protection”), ***** USEC shall indemnify TENEX for such Nuclear Risks with respect to a Nuclear Incident involving such EUP arising from a Nuclear Incident during any portion of such transportation that is not subject to Otherwise-Applicable EUP Nuclear Risk Protection.

(d)
In the case where TENEX or its Affiliate or agent is transporting Natural Uranium Delivered by USEC from a country other than the Russian Federation to a Facility and the operator of such Facility (i) has not otherwise agreed to accept liability for Nuclear Risks arising from a Nuclear Incident involving such Natural Uranium occurring during transportation outside the country from which it is being transported and before the Natural Uranium arrives at the Facility or (ii) does not otherwise maintain insurance against Nuclear Risks that would cover USEC’s liability for such Nuclear Risks (items (i) and (ii) being referred to as the “Otherwise-Applicable Natural Uranium Nuclear Risk Protection”), ***** TENEX shall indemnify USEC for such Nuclear Risks with respect to a Nuclear Incident involving such Natural Uranium arising from a Nuclear Incident during any portion of such transportation that is not subject to Otherwise-Applicable Natural Uranium Nuclear Risk Protection.

(e)
For these purposes, a “Facility” shall include any of the facilities referred to in Section 1.08 or Section 1.45, as well as a commercial nuclear power generation facility or station which utilizes fuel fabricated using the Material; provided, however, in the case of the immediately preceding paragraph only, it shall also include any facility in the Russian Federation to which Natural Uranium may be transported.

(f)	This Article 10 does not apply to the transportation, storage or disposal in accordance with applicable law and regulations of irradiated fuel containing Material Delivered under this CONTRACT.

10.02
“Nuclear Risks” means (a) with respect to the application of U.S. law, the term “public liability” as defined in the Act; (b) with respect to the application of the law of any country which is a party to the Paris Convention, liability for “damage” covered by the provisions of the Paris Convention; and (c) with respect to the application of the law of any other country, the meaning of that term in the Vienna Convention, liability for “nuclear damage” covered by the provisions of the Vienna Convention.

10.03
A “Nuclear Incident” means (a) with respect to the application of U.S. law, the term “nuclear incident” as defined in the Act; (b) with respect to the application of the law of any country which is a party to the Paris Convention, the meaning of that term in the Paris Convention; and (c) with respect to the application of the law of any other country, the meaning of that term in the Vienna Convention.

10.04
The “Paris Convention” means the Convention on Third Party Liability in the Field of Nuclear Energy of 29th July 1960, as amended by the Additional Protocol of 28th January 1964 and by the Protocol of 16th November 1982, and the “Vienna Convention” means the Vienna Convention on Civil Liability for Nuclear Damage of 21 May 1963.

10.05
To the maximum extent permitted by law and without regard to the fault or negligence of either Party, a Party failing to comply with its obligations under this Article 10 shall indemnify the other Party, and if requested by the other Party, defend such other Party, against any actions, claims, demands by any third parties, including insurers, or other expenses to the extent arising from the indemnifying Party’s failure to comply.

10.06	*****

10.07
USEC recognizes that TENEX is relying, for the purpose of compliance with Russian legislation, upon the accuracy of the information provided by USEC in its Orders regarding the First Destination State and the port and facility in the First Destination State to which the EUP is transported. USEC shall promptly notify TENEX in writing of any change in such port and facility and where such change is made prior to Delivery of the EUP, TENEX shall be allowed to delay Delivery of the EUP for a reasonable amount of additional time in order to update or modify TENEX’s insurance and/or other documentation, if required under Russian legislation, to reflect the change.

If the port and facility notified to TENEX by USEC under the preceding paragraph is located in a country other than the First Destination State indicated in the Order, USEC shall compensate TENEX for any additional cost associated with securing the insurance for Nuclear Risks associated with changing its insurance arrangements with respect to USEC’s shipment to that country.

10.08
If USEC is required by applicable law or regulations to provide insurance documentation to national authorities of the First Destination State prior to or upon entry of the EUP into the First Destination State, USEC shall, if requested by TENEX, provide copies of such documentation to TENEX.

ARTICLE 11:  Liability and Limitations of Liability; Warranties

11.01
Neither Party shall be liable to the other Party for any incidental, consequential, special, exemplary, penal, indirect or punitive damages of any nature arising out of or relating to the performance or breach of this CONTRACT, whether based upon contract, tort (regardless of degree of fault or negligence), strict liability, warranty or otherwise, including, but not limited to, replacement power costs, or loss of use of, or damage to, plant or other property.  This Section 11.01 shall not limit a Party’s liability to make any pecuniary payments due to the other Party under Article 6, Article 10, Appendix E1 (for example, under Paragraph E1-13) or Appendix E2 (for example, under Paragraph E2-5).

11.02
Either Party’s maximum aggregate liability for any and all claims arising out of or relating to the performance or breach of this CONTRACT (including claims under Appendix E1 or Appendix E2), whether based upon contract, tort (regardless of degree of fault or negligence), strict liability, warranty, or otherwise, shall in no event exceed an amount equal to the payments (including the value of Payments in Kind with respect to EUP, as measured by the applicable pricing in Appendix H with respect to the Feed Component of such EUP) received by or to be received by TENEX under this CONTRACT for the EUP with respect to which, or in connection with the Delivery of which, the claim is made (including, in the case of a claim arising from an actual or anticipated breach by TENEX of its obligation to Deliver EUP in the current and future Delivery Years, the amount that would have been paid to

TENEX under Article 6 and Article 7, if TENEX had Delivered EUP containing all the SWU that TENEX is obligated to sell to USEC under Section 3.01 for such Delivery Years (assuming, in the case of a prospective failure to Deliver EUP in future Delivery Years, that USEC would have exercised its option under Section 3.02 to increase by 5% the quantity of SWU to be purchased for such Delivery Years.).  The foregoing limit shall not apply to the loss of, or damage to, equipment or Material for which a Party bears risk of loss, which shall be compensated at the market value of such equipment or Material at the time of the loss.  This Section 11.02 shall not limit a Party’s liability (a) to pay any amounts due to the other Party under Article 6, Article 10 Appendix E1 or Appendix E2, or (b) to compensate the other Party for damages resulting from a failure to comply with Article 17.

11.03
Nothing in this Article 11 shall be construed as limiting the liability of a Party under any applicable indemnity in Sections 7.11, 9.03, 10.01, 10.05 and 14.02 of this CONTRACT, nor deprive a Party of any rights it may have under an indemnification agreement or similar agreement entered into by either Party or their Affiliates with a government pursuant to applicable law, including the Act.

11.04
Physically Delivered EUP shall be deemed to be Conforming Material of the Assay required by this CONTRACT upon Acceptance of such EUP by USEC in accordance with Appendix E1.  *****shall be deemed to be Conforming Material upon Acceptance of such *****in accordance with ***** shall be deemed to be Conforming Material upon the *****.

11.05
USEC and TENEX each warrants to the other that: (a) it is duly organized and validly existing under the law of the jurisdiction of its place of organisation or incorporation and, as of the Execution Date, has made any reports and paid all fees required to comply with the corporate laws and regulations of the jurisdiction under which it is organized; (b) it has, or will have at the time required, all corporate approvals and necessary licenses and governmental approvals required to execute this CONTRACT as its binding obligation and to engage in the transactions contemplated by this CONTRACT; (c) the person(s) signing this CONTRACT on its behalf are fully authorized by such Party to sign on its behalf; and (d) its entering into this CONTRACT and performing its obligations hereunder will not breach the terms of any agreement or arrangement with any third party, and will not violate, conflict nor require any consent or waiver under the terms of its governing documents or any law, rule, regulation, order, judgment or any other legal or regulatory requirements applicable to it, including, for the avoidance of doubt, those governing the relationships between competitors and those governing the import of low enriched uranium into the United States and other markets supplied by the Parties.  Notwithstanding the foregoing, the Parties understand and agree that (a) the requirements of Section 2.02 must be fulfilled for the CONTRACT to become effective, (b) the requirements of Section 2.03 must be fulfilled for the CONTRACT to be implemented and take full force and effect, and (c) approvals of the U.S. Department of Commerce must be obtained to utilize certain authorities to import Russian Uranium Products under the RSA and the Domenici Amendment.

11.06
TENEX further warrants that this transaction is not considered to be a “large scale transaction” under applicable Russian legislation and that there is no requirement to notify the Russian Federal Antimonopoly Service, or to secure its approval, regarding this CONTRACT or the transaction covered by this CONTRACT.

11.07
EACH PARTY’S EXPRESS AGREEMENTS, REPRESENTATIONS AND WARRANTIES IN THIS CONTRACT ARE EXCLUSIVE AND NEITHER PARTY MAKES ANY OTHER AGREEMENT, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY (A) OF MERCHANTABILITY; (B) OF FITNESS FOR ANY PARTICULAR PURPOSE; OR (C) THAT THE MATERIAL OR EQUIPMENT DELIVERED BY THAT PARTY OR ANY PRODUCT DERIVED THEREFROM WILL NOT RESULT IN INJURY OR DAMAGE WHEN USED FOR ANY PURPOSE.

11.08
A Party’s representatives, including its employees and agents, are not authorized to make any agreements, warranties or representations that are not contained in this CONTRACT, and any oral or written agreements, warranties and representations made by such employees or agents shall not bind either Party unless duly executed pursuant to Section 20.04.

11.09
The provisions of this Article 11 and of the other Articles of this CONTRACT that provide for limitation or protection against liability of a Party shall (a) also protect such Party’s Affiliates, and, to the extent they are acting on behalf of such Party, the agents, contractors, subcontractors, suppliers and vendors of every tier of such Party and of its Affiliates; (b) apply to the full extent permitted by law and regardless of fault; and (c) survive expiration, termination or suspension of this CONTRACT, as well as the fulfillment of the obligations of the Parties hereunder.

ARTICLE 12: Environmental and Other Risks

12.01
TENEX shall retain title to all Tails Material associated with the production of the EUP Delivered pursuant to this CONTRACT.  Neither USEC nor any of its Affiliates shall have right to, and/or legal or financial responsibility for, such Tails Material or its disposal.

12.02
Nothing in this CONTRACT shall be interpreted as allocating to USEC or any of its Affiliates any legal or financial responsibility for nuclear or environmental risks or liabilities associated with any equipment and facilities in the Russian Federation involved in the production, processing, storage or Delivery of EUP, including risks or liabilities for clean-up or remediation of such equipment or facilities.  Nothing in this CONTRACT shall be interpreted as allocating to TENEX or any of its Affiliates any legal or financial responsibility for nuclear or environmental risks or liabilities associated with any equipment and facilities outside the Russian Federation in which or to which the EUP Delivered to USEC is transported following Delivery to USEC, including risks or liabilities for clean-up or remediation of such equipment or facilities.

12.03
For purposes of Section 12.02 and the second sentence of Section 12.01, references to either Party shall be deemed to include any vendor, contractor, subcontractor or other entity, regardless of tier, who supplies equipment, services, material, information or financing to such Party in conjunction with the Material.

ARTICLE 13: Force Majeure

13.01
Unless otherwise agreed in this CONTRACT, where a Party invoking this Article 13 (the “Affected Party”) fails to perform one or more of its contractual duties under this CONTRACT, the consequences set out in Sections 13.04 to 13.10 of this Article 13 shall apply if and to the extent that the Affected Party proves:

(a)	that its failure to perform was caused by an impediment beyond its reasonable control; and

(b)	that it could not reasonably have been expected to have taken the occurrence of the impediment into account at the time of the conclusion of the CONTRACT; and

(c)	that it could not reasonably have avoided or overcome the effects of the impediment.

An impediment that meets all of (a) – (c) shall be referred to as a “Force Majeure” under this CONTRACT.

The certificate of a Chamber of Commerce (Commerce and Industry) or other independent, competent authority or organization, if such authority and organization exists, of the country where such Force Majeure occurred, if obtained in good faith by the Affected Party, may be presented by the Affected Party as evidence of commencement, duration and cessation of such Force Majeure, but the other Party may challenge such certificate as evidence that a Force Majeure has occurred or ended or the duration of such Force Majeure.  In no event shall an Affected Party be required to obtain such a certificate in order to invoke this Article 13.

13.02
Where the Affected Party fails to perform one or more of its contractual duties under this CONTRACT because of default by a third party whom it has engaged to perform the whole or part of this CONTRACT, the consequences set out in Sections 13.04 to 13.10 of this Article 13 will only apply to the Affected Party:

(a)	if and to the extent that the Affected Party establishes the requirements set out in Section 13.01 of this Article 13; and

(b)	if and to the extent that the Affected Party proves that the same requirements apply to the third party.

13.03
In the absence of proof to the contrary and unless otherwise agreed in this CONTRACT, an Affected Party shall be presumed to have established the conditions described in Section 13.01(a) and Section 13.01(b) of this Article 13 in case of the occurrence of one or more of the following impediments:

(a)
war (whether declared or not), armed conflict or the serious threat of same (including but not limited to hostile attack, blockade; military embargo), hostilities, invasion, act of a foreign enemy, extensive military mobilization;

(b)	civil war, riot rebellion and revolution, military or usurped power, insurrection, civil commotion or disorder, mob violence, act of civil disobedience;

(c)	act of terrorism, sabotage or piracy;

(d)
act of authority, whether lawful or unlawful, or compliance with any law or governmental order, rule, regulation or direction, curfew restriction, expropriation, compulsory acquisition, seizure of works, requisition, nationalization, including not granting export and/or import licenses and actions or failures to act of a competent government agency, including but not limited to, the Russian State Atomic Energy Corporation “ROSATOM”, provided such agency is acting as a governmental authority in accordance with applicable legislation;

(e)
act of God, plague, epidemic or natural disaster such as but not limited to violent storm, cyclone, typhoon, hurricane, tornado, blizzard, earthquake, volcanic activity, landslide, tidal wave, tsunami, flood, damage or destruction by lightning, drought;

(f)	explosion, fire, destruction of machines, equipment, factories and of any kind of installation or prolonged break-down of transport, telecommunication or electric current;

(g)	general labor disturbance such as but not limited to boycott, strike and lock-out, go-slow or occupation of factories and premises; or

(h)	any other impediment agreed by the Parties in writing in a separate agreement to qualify as an impediment under this Section 13.03.

Notwithstanding the foregoing, an impediment that was solicited or caused by the Affected Party or that is due to an act or failure to act of an agency or authority that has an ownership interest in the Affected Party (either directly or indirectly), except for Russian State Atomic Energy Corporation “ROSATOM”, when such Russian State Atomic Energy Corporation “ROSATOM” is acting as a governmental authority in accordance with the Russian legislation in force, shall not be presumed to meet the conditions under this Article 13 to excuse the Affected Party’s failure to perform unless the other Party proves (including, in the case of a Dispute in a case where the Affected Party disagrees with the other Party’s evidence and the other Party disputes the Affected Party’s claim of Force Majeure, to the satisfaction of the Tribunal) that the action or failure to act of such agency or authority was principally motivated to achieve a commercial benefit.

A Party’s inability to obtain an export and/or import license required for its performance of this CONTRACT shall be an impediment under this Section 13.03 so long as the failure to obtain such license is not attributable, in whole or in part, to (x) an act or omission of such Party or its Affiliates in failing to timely comply with applicable law or regulations or (z) an act or omission of the issuing agency if such agency is a shareholder in the Party seeking such license and  the other Party demonstrates that such agency’s license decision is motivated principally by commercial, rather than governmental, objectives.

A Party may not claim Force Majeure to excuse timely performance of its obligations to make pecuniary payments, except with respect to an inability to secure a license or other approval to make such pecuniary payment under the rules and regulations of the U.S. Treasury Department’s Office of Foreign Assets Control.

13.04
An Affected Party is, subject to Section 13.06 below, excused from its duty to timely perform its obligations under the CONTRACT from the time at which the Force Majeure causes the failure to perform if Notice thereof is given without delay or, if Notice thereof is not given without delay, from the time at which Notice thereof reaches the other Party.  The Affected Party shall notify the other Party in writing of the Force Majeure for which excuse is claimed under this Article 13 and the expected duration of the resultant delay and shall keep the other Party informed of any change in the facts set forth in the Notice.

13.05	An Affected Party is, subject to Section 13.06 below, relieved from any liability in damages or any other contractual remedy for breach of contract from the time indicated in Section 13.04.

13.06
Where the effect of the Force Majeure invoked is temporary, the consequences set out under Sections 13.04 and 13.05 above shall apply only insofar, to the extent that, and as long as, the impediment or the listed event invoked impedes performance by the Affected Party of its contractual duties.  Where this Section 13.06 applies, the Affected Party is under an obligation to notify the other Party as soon as the impediment or listed event ceases to impede performance of the Affected Party’s contractual duties.

13.07	An Affected Party is under an obligation to take all reasonable means to limit the effect of the impediment or event invoked upon performance of its contractual duties.

(a)	In the case of a Force Majeure affecting Delivery of EUP by TENEX, TENEX shall not discriminate against USEC and shall afford to USEC no less favorable treatment than to TENEX’s Customers.

(b)
The time for performance of such duties affected by such impediment or event shall be extended by a period of time at least equal to the time lost by reason of such delay or prevention of performance or if such time is not enough for such performance, by a period of time that the Parties agree is reasonably necessary for such performance (such agreement not to be unreasonably withheld or delayed).

13.08
If a Force Majeure other than an act or omission of USEC or USEC’s agent, contractor or other person or entity acting on USEC’s behalf (irrespective of whether such act or omission is excused) prevents TENEX from Delivering EUP hereunder for more than ninety (90) days after the end of the Delivery Month in which the EUP was scheduled to be Delivered, USEC shall have the option to cancel up to the quantity that TENEX has been unable to Deliver and to purchase the canceled quantity from another source, without cost or liability to or by TENEX.  If USEC elects to cancel, USEC’s commitment as specified in Article 3 for the Delivery Year in which Delivery of the delayed EUP was to have been made, shall be reduced accordingly.

If Force Majeure prevents USEC from making a pecuniary payment or a Payment in Kind for EUP Delivered to USEC for more than ninety (90) days after such payment is due, TENEX shall have the right to suspend performance of the Parties’ obligations hereunder, including but not limited to TENEX's obligation to complete Deliveries of EUP without any liability whatsoever until complete fulfillment by USEC of its payment obligations for EUP already Delivered to USEC (including both pecuniary payments and Payments in Kind).

13.09
Where the duration of the Force Majeure invoked by the Affected Party under Section 13.01 of this Article 13 has the effect of preventing the Affected Party’s performance of its obligations for more than twelve (12) consecutive months, then, unless the Force Majeure is attributable to the unexcused failure of the other Party to perform its obligations under this CONTRACT, the other Party shall have the right to terminate the CONTRACT by notification to the Affected Party (but in no event after the Force Majeure has been eliminated if it is eliminated before the termination notice is given), which shall state the effective date of such termination (which shall be a day not earlier than thirty (30) days after the date the notification is delivered to the Affected Party).

13.10
An Affected Party may invoke as an excuse under this Article 13, the failure of the other Party to perform an obligation under this CONTRACT that is a necessary prerequisite to the performance of the obligation for which the Affected Party is claiming excuse; provided, the Affected Party’s unexcused failure to perform another obligation is not the impediment that caused the other Party’s failure of performance.

ARTICLE 14: Applicable Law

14.01
This CONTRACT shall be governed by, and construed in accordance with, the substantive laws of Sweden without reference to its conflict of laws rules.  The U.N. Convention on Contracts for the International Sale of Goods shall apply to this CONTRACT.

14.02
Notwithstanding any other provision of this CONTRACT and in order to provide each Party greater certainty that this CONTRACT will be interpreted and enforced according to its terms, the Parties agree that if, in connection with any Dispute (as defined in Article 18) or in any proceeding related to, or arising under, this CONTRACT (including but not limited to, before an arbitral tribunal or court pursuant to Article 18), a Party makes a claim that is based, in whole or in part, on the application of Sections 32, 33 or 36 of the Swedish Contracts Act (SFS 1915:218) to this CONTRACT or to the conduct of either Party in relation to this CONTRACT, and the Party making such claim does not immediately withdraw or abandon that claim in full upon being requested in writing to do so by the other Party, the Party making the claim shall be obligated to indemnify and hold the other Party harmless from all the costs and expenses (including, but not limited to, all legal expenses and fees) of whatever nature incurred by the other Party in responding to, or appealing, such claim and/or securing its dismissal or reversal.  In addition, if the claim is not withdrawn or abandoned within two (2) Business Days after the request for withdrawal or abandonment is delivered to the claiming Party, the Party requesting the withdrawal or abandonment of the claim shall have the right to terminate the CONTRACT, in whole or in part, without liability of any kind to the claiming Party, by giving written Notice of termination to the claiming Party.  The foregoing indemnification and termination rights shall apply without regard to the merits of the claim under Section 32, 33 or 36 that was the subject of the request for withdrawal or abandonment.

ARTICLE 15:  Assignment of Rights and Obligations

15.01	Subject to the terms of this Article 15, a Party shall not assign its rights and obligations under this CONTRACT to a third party without the prior written consent of the other Party.

15.02
A Party shall not unreasonably withhold or delay its consent to an assignment and pledge of the CONTRACT by the other Party in connection with financing, refinancing (or guarantees of financing or refinancing) by a joint venture or other entity formed and owned by them directly or through their Affiliates, where such assignment is to serve as collateral security for repayment obligations assumed by the other Party (or its assignee) with respect to such financing, refinancing or guarantees.

15.03
Either Party may assign its right to receive pecuniary payments (but not its obligations to perform) under this CONTRACT without the prior consent of the other Party (provided that this shall not diminish the other Party’s rights or remedies under the CONTRACT).  In addition, either Party may assign the CONTRACT and all of its right, title and interest therein, to (a) a company that owns all or a majority of the common stock of the assigning Party (a “Parent”) or (b) a subsidiary company wholly owned (directly or indirectly) by the assigning Party or a subsidiary wholly owned by the assigning company’s Parent or (c) to a government agency or financial institution as collateral security for financing (or guarantees of financing) for the assigning Party or its Affiliate; provided, however, that in the case of any collateral assignment under item (c), the assigning Party shall continue to perform all obligations under this CONTRACT. Neither the disposition of a Party's stock nor a transfer of the ownership of a Party (in whole or in part) by merger shall be construed as an assignment or otherwise require the other Party's consent.  In the event of an assignment under this Section 15.03, the assigning Party shall not be released from its obligations under the CONTRACT absent the written consent of the other Party, which consent shall not be unreasonably withheld.

15.04
In connection with any assignment permitted hereunder or agreed by the Parties, each Party shall execute and deliver any written consents, certificates, agreements, opinions and other documents reasonably requested by the other Party (or its assignee) or by a third party providing financing to a joint venture or other entity owned by the Parties or to the assigning Party, in order to implement such assignment.

15.05
Any assignment permitted under this Article 15 shall include the right for that permitted assignee to further assign this CONTRACT, in whole or in part; provided that such assignment otherwise conforms to the requirements of this Article 15.  Once this CONTRACT has been assigned by a Party to a permitted or agreed assignee, references to such Party in this Article 15 shall be deemed to refer to such permitted or agreed assignee, except where it is clear from the context that a continued reference to a Party was intended.

15.06
Subject to the terms of this Article 15, this CONTRACT shall be binding upon and shall inure to the benefit of the legal representatives, successors and permitted or agreed assigns of the Parties hereto.

ARTICLE 16:  Correspondence

16.01
All invoices, notices, requests, demands, claims or other communications between the Parties related to this CONTRACT (collectively, “Notices”) shall be delivered in writing to the following addresses:

(a)	To USEC:

United States Enrichment Corporation
6903 Rockledge Drive
Bethesda, Maryland 20817 USA
ATTENTION: Senior Vice President, American Centrifuge and Russian HEU
(Telefax-Number:  *****)
(email: *****)

(b)	To TENEX:

(i)
In the case of Notices under Section 2.03, Delivery Schedules under Section 4.02 and Orders under Section 4.03; invoices under Article 6; Notices under Sections 7.07, 7.09, 7.12 or 7.13, under Articles 13, 14, 15, 18, or 19 or under Paragraphs E1-12, E1-13, E1-14 or E1-15; and modifications, amendments and supplements under Section 20.04:

Joint Stock Company “Techsnabexport”
28 bld. 3 Ozerkovskaya nab.
Moscow, 115184, Russia
ATTENTION: First Deputy General Director
(Telefax Number: *****)
(email: *****)

(ii)	All other Notices of any kind under or pursuant to this CONTRACT:

Joint Stock Company “Techsnabexport”
28 bld. 3 Ozerkovskaya nab.
Moscow, 115184, Russia
ATTENTION: Director of Department of Intergovernmental Programs and Pan American Operations
(Telefax Number: *****)
(email: *****)

16.02	Either Party may change its address or numbers for receiving Notices by giving written notice of such change to the other Party.

16.03
To be effective, any Notice of termination or suspension given under any provision of this CONTRACT, and any Notice given under Sections 7.07, 7.12 or 7.13, under Articles 13, 15, 17, 18 or 19 or under Appendix E1 or E2 and any modification, amendment or supplement under Section 20.04, shall be delivered by hand, international commercial courier, or transmitted by telecopier to the applicable number listed in Section 16.01; provided, that in the case of a Notice given by telecopy, a confirming copy is promptly dispatched by hand or international commercial courier no later than the first Business Day after the Notice is telecopied.  Other Notices may be delivered by the methods described above, or transmitted electronically to the email address listed in the applicable provision of Section 16.01, provided that any Notice given by email is also transmitted by telecopier to the telefax number listed in the applicable provision of Section 16.01.

16.04
The Notice shall be effective on the day of receipt of the Notice if received on a Business Day during normal business hours of the recipient Party, and if not received on a Business Day during normal business hours, then on the first Business Day of the recipient Party thereafter.

ARTICLE 17:  Confidentiality

17.01
TENEX and USEC shall treat this CONTRACT, its terms and conditions, and appendices, including all modifications, and all related communications and information obtained by a Party from the other Party in the course of performance of this CONTRACT as “Business Confidential Information” (also referred to as “Business Confidential Proprietary Information”.)

17.02
Except as expressly provided herein, a Party shall not disclose any part of such Business Confidential Proprietary Information to any person or entity without the prior written consent of an authorized representative of the other Party (which consent shall not be unreasonably withheld or delayed), except as such disclosure may be required:

(a)	by mandatory laws and regulations, court order, subpoena, or other appropriate governmental authority, including U.S. securities laws;

(b)
to fulfill obligations under this CONTRACT (including communications by either Party with fabricators, transporters, production plants or others concerning matters necessary to effect a Delivery of, or payment for, Material (including pecuniary payments and Payments in Kind));

(c)	to enforce or fulfill either Party’s rights hereunder; or

(d)
to be disclosed to the Russian or U.S. governments or any agency thereof (including, without limitation, the State Corporation for Atomic Energy (ROSATOM), Joint Stock Company “Atomenergoprom”, Closed Joint Stock Company “Greenatom” and the U.S. Departments of Commerce, Energy, State and Treasury) or to Russian or U.S. government authorities.

In all cases under this Section 17.02 (including items (a) – (d) above), the disclosing Party shall take reasonable precautions to protect the confidentiality of the disclosed Business Confidential Proprietary Information, including where feasible, executing confidentiality agreements or at least notifying the recipient of the confidential and proprietary nature of the information.  Further, if disclosure of Business Confidential Proprietary Information is required under item (a) above, the disclosing Party shall promptly notify the other Party of the requirement, and shall take such further feasible measures as necessary to minimize or oppose the disclosure, if requested by the other Party.

Notwithstanding the foregoing and in addition to the disclosure permitted under the first paragraph of this Section 17.02 or under Section 17.03 or Section 17.05, a Party may disclose Business Confidential Proprietary Information to (x) officers, directors, or employees of a Party, its parent company, or an Affiliate, and (y) taxation experts, financial experts, accountants, bankers and legal counsel acting on behalf of such Party, parent company or Affiliate or acting on behalf of legal persons referred to in (d) above (all persons falling under (x) or (y) being referred to as “Permitted Recipients”), without the prior written consent of an authorized representative of the other Party provided the Permitted Recipient is aware of the confidential nature of the Business Confidential Proprietary Information and has agreed to, or is otherwise bound by, confidentiality obligations no less stringent than those set out in this Article 17.

17.03
The fact that the Parties have entered into this CONTRACT and the duration of this CONTRACT shall not be treated as Business Confidential Proprietary Information.  In addition, where required to secure financing (or guarantees of financing) for transactions contemplated by this CONTRACT or for a Party’s business generally, a Party may disclose Business Confidential Proprietary Information without the other Party’s prior consent to a government agency, bank or financial institution if the agency, bank or financial institution is aware of the confidential nature of the Business Confidential Proprietary Information and has agreed to, or is otherwise bound by, confidentiality obligations no less stringent than those set out in this Article 17 (or in the case of a government agency, the Business Confidential Proprietary Information in this CONTRACT is protected from disclosure by such agency under applicable law.  A Party may also disclose, without the other Party’s consent, this CONTRACT and other Business Confidential Proprietary Information on a confidential basis to potential investors in such Party for purposes of investor due diligence if the investors are aware of the confidential nature of the Business Confidential Proprietary Information and have agreed to, or are otherwise bound by, confidentiality obligations no less stringent than those set out in this Article 17.

17.04           The provisions of this Article 17 shall:

(a)	not apply to any information which is or becomes part of the public domain through no fault of the Party(ies) that has (have) received such information;

(b)	not apply to information which may be disclosed to either Party by any third party who has a right to disclose such information without restriction; and

(c)	continue to bind the Parties for five (5) years after the expiration or termination of this CONTRACT.

17.05
Each Party agrees that (a) violation of this Article 17 may cause irreparable harm to the other Party which could not be adequately remedied by damages; and (b) injunctive or other equitable relief is an appropriate remedy for violation of this Article.  Each Party also agrees to waive any requirement for the securing or posting of any bond by the other Party in connection with securing such a remedy.

17.06
Notwithstanding anything to the contrary in this Article 17, USEC shall have the right to disclose the CONTRACT to the U.S. Securities and Exchange Commission (“SEC”) and information related to this CONTRACT and to make public a copy of the CONTRACT and any amendments, modifications or supplements thereto, excluding such information as the SEC permits USEC to withhold from public disclosure, with USEC’s required securities filings.  In addition, either Party may disclose this CONTRACT, *****, and other documents related to this CONTRACT, including information concerning Deliveries, under an Administrative Protective Order in proceedings before the U.S. Department of Commerce to persons who are subject to such Order, if such disclosures are required (a) to fulfill the purposes of this CONTRACT, (b) to meet obligations under this CONTRACT or the RSA, or (c) to secure approvals, consents or decisions of the Department of Commerce.  The foregoing sentence shall apply, mutatis mutandis, with respect to the submission of such information to persons under protective orders in proceedings before the U.S. International Trade Commission.

17.07
The provisions of this Article 17 are applicable to all officers, directors, employees, and agents of each Party, its parent companies and its Affiliates.  Each Party shall be responsible for ensuring the compliance with the terms hereof by all such officers, directors, employees, and agents.

ARTICLE 18:  Dispute Resolution

18.01
Except for disagreements concerning weight or quality of Material arising under Appendix E1 or Appendix E2, which shall be finally resolved to the fullest extent possible by the procedures described in, or agreed pursuant to, that Appendix E1 or Appendix E2, this Article 18 shall provide the exclusive means of resolving any other dispute, controversy or claim arising out of or in connection with this CONTRACT or the breach, termination or validity thereof (a “Dispute”).

(a)
Disputes relating to a party’s failure to cooperate with the procedure described in, or agreed pursuant to, that Appendix E1 or Appendix E2, or to comply with the outcome of that procedure, shall be arbitrated under this Article 18.

(b)
Unless further delay would limit a Party’s rights under applicable law, the Parties shall attempt to resolve all Disputes through good faith negotiations, including one or more meetings between senior executive representatives of the Parties, during the thirty (30) days following such Notice.  The thirty (30) day period for negotiation may be shortened or lengthened by mutual agreement.  The failure to conduct such negotiations for any reason shall not bar the referral of the Dispute to arbitration pursuant to the remaining provisions of this Article 18, nor delay any action that may be required to avoid the application of a statute of limitations that otherwise prevent a Party from pursuing a Dispute under this Article 18.

18.02
If the Parties have not resolved such Dispute within the aforesaid thirty (30) day period or if a Party elects not to pursue negotiations under Section 18.01, the Dispute shall be finally settled by arbitration in accordance with the Arbitration Rules of the Arbitration Institute of the Stockholm Chamber of Commerce (the “Rules”).  The arbitral tribunal shall be composed of three arbitrators (the “Tribunal”) appointed in accordance with the Rules.  The seat of arbitration shall be New York, New York, USA.  The language to be used in the arbitral proceedings shall be English.  The arbitrators shall have the authority to grant specific performance.

18.03	Judgment on any award may be entered in any court having jurisdiction thereof. Nothing herein shall be deemed to limit the rights of either Party under the applicable procedural law.

18.04
The fact that either Party has invoked the provisions of this Article 18, the arbitration proceedings and related communications or disclosures, and the decision of the Tribunal all shall be considered to be Business Confidential Proprietary Information under Article 18 and the Parties shall ensure that the Tribunal shall make no disclosure of any Business Confidential Proprietary Information that would not be permitted by a Party under the terms of Article 17.

18.05
The fact that either Party has invoked this Article 18 shall not relieve either Party of any obligations it may otherwise have to continue performance in accordance with the provisions of the CONTRACT, with the exception of performance of the specific obligation(s) at issue under the Dispute.  For example, a dispute about one Delivery of EUP shall not affect USEC’s obligations to pay for prior Deliveries or TENEX’s obligation to make subsequent Deliveries, unless those prior or subsequent Deliveries are at issue in the Dispute as well.

18.06
Each Party shall bear its own costs of arbitration, including the costs for its legal representation and assistance and costs of any experts or other witnesses utilized by such Party, and those costs shall not be reallocated by the Tribunal.  However, the Tribunal is authorized to reallocate such costs between the Parties provided that one of the Parties has raised claims and/or objections that are wholly without merit, or without good cause has failed to comply with any order given by the Tribunal, or materially has acted in bad faith in the arbitration. The administrative fees of the Arbitration Institute of the Stockholm Chamber of Commerce and fees of the arbitrators may be allocated by the Tribunal in accordance with the Rules.

18.07	This agreement to arbitrate and any award made hereunder shall be binding upon the successors and assigns and any trustee or receiver of each Party.

18.08
To the extent that a Party has or hereafter may acquire any immunity (including sovereign immunity) from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, that Party hereby unconditionally and irrevocably waives, and agrees not to plead or claim such immunity in respect of its obligations and liabilities under, or in connection with, this CONTRACT, or any Dispute.  This waiver shall apply to the maximum extent permitted by applicable law.

18.09
Where a Party breaches its obligations under this CONTRACT and as a direct and foreseeable result of such breach the other Party suffers significant and measurable financial damages and losses in excess, based on the suffering Party’s reasonable and verifiable calculations, of five million dollars ($5,000,000) (which shall not include any expenses, losses or damages that in any case are not recoverable due to the limitation on liabilities in Article 11 or other provisions of the CONTRACT) but such Party would not recover any money at all due to the application of an exclusive remedy in this CONTRACT, the Party who did not recover any money may request the other Party to consult regarding possible mitigating steps that can be taken to compensate the requesting Party for its losses and/or to ensure that such a situation is not repeated. The Party seeking such consultations shall provide to the other Party information about the losses and the reasons why it believes such losses would have been recoverable, including the above mentioned reasonable and verifiable calculations, in whole or in part, in an arbitration under this CONTRACT, notwithstanding the limitation on damages under this CONTRACT or applicable law, if the contractual remedy was not exclusive.  The Parties shall seek to arrive at an equitable resolution of the matter in a good faith negotiation, recognizing the value of their long-term relationship.

Such resolution could include a financial settlement or an agreement to amend the CONTRACT so that the remedy is not exclusive in future cases, but in no event shall either Party be obligated to agree to any such settlement, amendment or resolution and its failure to agree shall not  be subject to dispute, nor shall either Party unreasonable avoid such negotiations, nor negotiate not in good faith.

(a)
While agreeing to this Section 18.09, both Parties also agree that consent to pursue a settlement, amendment or resolution despite the exclusive nature of a remedy is to be treated as an extraordinary measure and limited solely to cases where the Party benefiting from a remedy collected nothing at all due to the exclusive nature of a remedy.  This Section 18.09 shall not apply in cases where such Party received a financial remedy in accordance with the terms of this CONTRACT but thought it was insufficient or inequitable under the circumstances.  Further, in no event shall the fact that a Party agreed to negotiate under this Section 18.09 be deemed an admission on its part that the exclusive remedy was inequitable.

(b)	In no event shall a Party be entitled to recover consequential or other damages excluded by Section 11.01 or any damages in excess of the cap on liability in Section 11.02.

ARTICLE 19:  Suspension and Termination

19.01
In addition to any other rights it may have and subject to applicable law, a Party shall have the right, at no cost to such Party, to terminate or suspend this CONTRACT in whole or in part, by written Notice (as defined in Article 16) to the other Party, in the event the other Party enters into any voluntary or involuntary receivership, bankruptcy or insolvency proceeding, with the exception of reorganization under Chapter 11 of the U.S. Federal Bankruptcy Act or under the laws of the Russian Federation; provided, however, that in the case of an involuntary proceeding, the right to terminate or suspend shall arise only if the proceeding has not been dismissed within sixty (60) days of the initiation thereof.

19.02
USEC shall be obligated to make pecuniary payments and Payments in Kind, as applicable, for Deliveries of EUP made prior to termination, suspension or expiration of the CONTRACT and TENEX shall be obligated to replace any EUP that was Delivered prior to termination, suspension or expiration but determined not to be Conforming Material.  Except as provided in Section 20.09(b), TENEX shall not be required to Deliver, and USEC shall not be obligated to purchase, any EUP that has not yet been Delivered on the effective date of the termination, suspension or expiration of this CONTRACT pursuant to the terms of any provisions of this CONTRACT.  Pursuant to Section 19.03, in the case of expiration or termination of this CONTRACT, TENEX also shall be obligated to return any Cylinders, Overpacks, Sample Containers, transport containers and supplies provided by USEC prior to termination or expiration, and USEC shall be obligated to return ***** belonging to TENEX or its Affiliates and Delivered by TENEX to USEC prior to termination or expiration.

19.03
No later than fifteen (15) Business Days after the effective date of any termination or expiration of this CONTRACT, the Parties shall agree upon terms for the return of (a) any equipment referred to in Section 19.02 that was Delivered by or for USEC to TENEX but not used to effect a Shipment to USEC, and (b) any equipment referred to in Section 19.02 that was Delivered by or for TENEX to USEC prior to termination or expiration but not used for a Delivery of Natural Uranium.  If the Parties fail to agree upon such terms, TENEX shall Deliver the items in (a) in the preceding sentence to USEC, FOB USEC’s Vessel St. Petersburg, not later than 180 days after the date of termination or expiration, and USEC shall Deliver the items in (b) EXW Facility, at a Physical Delivery Facility designated by USEC not later than 180 days after the date of termination or expiration.  In the case of expiration of the CONTRACT or termination of the CONTRACT for any reason other than TENEX’s unexcused failure to perform or the exercise of TENEX’s termination rights under Articles 21 or 22, each Party shall pay its own costs to transport the items Delivered to it from the point of such Delivery.  However, in the case where (a) USEC terminates due to TENEX’s unexcused failure to perform or (b) TENEX elects to terminate under Articles 21 or 22 even though USEC’s failure to comply with such Articles is either excused under Article 13 or otherwise not attributable to USEC, TENEX shall pay the costs of USEC to transport the items Delivered to USEC from the point of FOB Delivery to the border of the United States. Further, in the case where (i) TENEX terminates due to USEC’s unexcused failure to perform or (ii) USEC elects to terminate under Article 22 even though TENEX’s failure to comply with such Article is either excused under Article 13 or otherwise not attributable to TENEX, USEC shall pay the costs of TENEX to transport the items Delivered to TENEX from the point of EXW Delivery to the border of the Russian Federation.

19.04
The suspension of Delivery obligations also shall suspend the obligation to pay for suspended Deliveries, but shall not result in the suspension of other obligations under this CONTRACT (for example, confidentiality obligations or obligations related to quotas).

19.05
Any Deliveries of Related EUP by TENEX or of Related Natural Uranium by USEC that, in the absence of a suspension of Deliveries, would have been made prior to the end of the suspension period, shall be made after the end of a suspension that does not lead to termination of the CONTRACT, subject to agreement on a reasonable schedule for commencement of such Deliveries in connection with the end of the suspension.

19.06
Any suspension or termination right available to a Party under this CONTRACT shall, absent mutual agreement, be deemed to have been waived with respect to a particular event or situation that would permit suspension or termination, if the right to suspend or terminate is not exercised within a reasonable time (and in no event more than one year) after it first learned of such event or situation giving rise to its right to terminate or suspend.

19.07
Except where expressly stated otherwise in this CONTRACT (for example, under Section 22.05), if a Party exercises its right to terminate the CONTRACT, either Party may pursue any remedy that such Party may have with respect to such termination under this CONTRACT or applicable law.

19.08	Exercise of CONTRACT Termination Rights.

(a)
If a Party wishes to exercise a right that it has to terminate this CONTRACT pursuant to its terms or applicable law, then notwithstanding any provision to the contrary in the CONTRACT, such Party shall delay the exercise of such termination right for a period of at least thirty (30) days to permit the Parties to agree upon alternative arrangements for continuing future Deliveries of Related EUP and Related Natural Uranium.  During such period of thirty (30) or more days, the obligations of the Parties under the CONTRACT with respect to the Delivery of any EUP that has yet to be Delivered shall be suspended and the obligations of the Parties with respect to the Related Natural Uranium corresponding to such suspended Deliveries of EUP, also shall be suspended.

(b)
If by the end of the period of thirty (30) or more days provided for in Section 19.08(a), the Parties, for any reason or no reason at all, do not agree upon alternative arrangements to permit the Parties to agree upon alternative arrangements for continuing future Deliveries of Related EUP and Related Natural Uranium, the Party proposing to terminate the CONTRACT may proceed with termination.

(c)
This Section 19.08 shall not apply in cases where another provision of this CONTRACT that provides for a termination already requires consultation by the Parties prior to termination (for example, Section 22.05).

19.09	Neither Party shall intentionally fail to comply with any provision of this CONTRACT in order to cause the other Party to terminate this CONTRACT.

ARTICLE 20:  General Provisions

20.01
Should provisions of this CONTRACT be or become ineffective, invalid and/or unenforceable, this shall not render ineffective, invalid and/or unenforceable the remainder of the CONTRACT.  The Parties shall replace an ineffective, invalid and/or unenforceable provision with one that follows as closely as possible the remaining provisions of the CONTRACT and the commercial objective of the ineffective, invalid and/or unenforceable provision.

20.02	The captions and headings in this CONTRACT are inserted for convenience only and shall not affect the interpretation or construction of this CONTRACT or any provision hereof.

20.03
TENEX shall Deliver to USEC EUP of Russian origin that is not subject to any restriction, as of the date of Delivery, on its use in the fabrication of commercial nuclear fuel in the United States for loading into a U.S. commercial nuclear reactor other than such restrictions as may apply under the Russian Uranium Suspension Agreement or the Domenici Amendment (as defined in Section 8.01). The foregoing shall not preclude a claim by TENEX of Force Majeure under Article 13 with respect to restrictions imposed after the Execution Date that meet the definition of Force Majeure therein and that prevent TENEX from Delivering EUP that meets the requirements of the first sentence of this Section 20.03, but in such a case the Parties shall agree upon alternative arrangements to minimize the impact of such restrictions upon USEC and its Customers with respect to EUP that USEC has ordered from TENEX and TENEX has yet to Deliver.

20.04
Amendments, modifications and supplements to this CONTRACT, including this Article 20, can only be agreed in writing.  A claim by a Party that there has been an oral modification of this CONTRACT shall be invalid and such Party shall bear all costs incurred by the other Party in defending against such a claim.

20.05
The failure of a Party to enforce any of the provisions of this CONTRACT, or to require at any time strict performance by the other Parties of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way to affect the validity of this CONTRACT or any part hereof, or the right of such Party thereafter to enforce each and every such provision.

20.06
The terms and conditions set forth herein are intended by the Parties to constitute the final, complete and exclusive statement of this CONTRACT except as may otherwise be agreed in writing by the Parties, and all prior or collateral promises, proposals, communications, negotiations, understandings, representations, warranties or agreements and contracts, whether oral or written, relating to the subject matter of this CONTRACT, are hereby terminated and superseded (other than the MOU and the confidentiality agreement incorporated therein, both of which remain in effect, and such other agreements as the Parties may agree.)  For the avoidance of doubt, nothing herein shall be deemed to affect in any way the contract implementing the Russian HEU Agreement (as defined in Section 3102 of the USEC Privatization Act, 42 U.S. Code, section 2297h) or any related agreement or contract of any kind, all of which remain fully outside the scope of this CONTRACT.

20.07
Where a Party must give its consent under this CONTRACT, such consent may not be unreasonably withheld or delayed unless the CONTRACT provides that such consent is at the sole discretion of such Party.  In addition, when used in this CONTRACT (including in any Appendix, amendment, supplemental agreement or correspondence between the Parties related to this CONTRACT) and unless specifically defined in another provisions of this CONTRACT, terms such as “best efforts”, “reasonable efforts”, and “commercially reasonable efforts” shall be deemed to mean efforts that are considered to be commercially reasonable under the circumstances prevailing at the time, taking into account the economic condition of the Party making such efforts, the information actually available to such Party at the time the efforts are made, the economic, legal and political circumstances prevailing in the country where the efforts are to be made, and the internal resources and employees available to such Party to make such efforts.  In no event shall it require a Party to undertake measures, which in its reasonable judgment, could materially jeopardize its ability to perform its other legal or contractual obligations to others (including to the other Party) or to comply with applicable law or regulations.

20.08
Signatures transmitted by facsimile of original signed documents, or in original signed documents scanned into portable document (.PDF) format and transmitted by electronic mail shall be considered original signatures pending execution of such documents with original signatures by both Parties. In such case, each Party shall have the right to require the other Party to provide an original signature on documents initially signed and transmitted electronically, but the failure to secure such original signature shall not render invalid or unenforceable the initially signed and transmitted document.

20.09	The following shall survive the expiration or termination of this CONTRACT:

(a)	All rights and obligations of the Parties under Articles 6 and 7 with respect to Deliveries of EUP made on or before the date of expiration or termination;

(b)
All right and obligations of the Parties under Article 3, 4, 5 and 9 with respect to EUP ordered in accordance with this CONTRACT but not Delivered in a timely manner prior to the date of expiration or termination, except where (i) such failure to Deliver was excused under the terms of this CONTRACT or the Parties were released from their obligations with respect to such Deliveries or (ii) the termination was pursuant to Section 19.01;

(c)
All rights and obligations of the Parties under Articles 7, 8 and 9 and Appendices C. D, E, H, I, J, K, L, M and N with respect to the EUP referred to in (a) and (b) above, and the rights and obligations with respect to such EUP; and

(d)
Articles 1, 10, 11, 13, 15, 16, 17, 18, 19, 20 and 22 and any Articles or Appendices added by amendment but only to the extent that, under the circumstances prevailing at the time such Articles or Appendices were added, it is reasonable to conclude that the Parties intended such Articles or Appendices should survive.

ARTICLE 21:  Assurances

21.01
In case (a) the first country to which the EUP Physically Delivered hereunder is to be transported for processing is a non-nuclear-weapon state (the “First Destination State”) and (b) in accordance with Russian legislation, permission to transport the EUP to such First Destination State and/or export license for such EUP is dependent on receipt by competent Russian authorities from the competent authorities of such First Destination State of assurances of peaceful use and non-proliferation required by Russian legislation (hereinafter referred to as the “Assurances”), the Parties hereby expressly agree that it is USEC who shall be responsible for arranging for the issuance of such Assurances, and TENEX upon USEC’s request shall provide USEC with reasonable assistance in this connection.  The foregoing requirements shall only apply to USEC to the same extent as they apply to TENEX in the case of shipments by TENEX of EUP from the Russian Federation to such First Destination State.

21.02
For the avoidance of doubt, it is expressly agreed by the Parties that in case the Assurances are not issued, USEC shall not transport EUP to such First Destination State and TENEX shall not be obliged to Deliver EUP to USEC for delivery to such First Destination State until such Assurances are obtained. If the First Destination State violates the Assurances, all deliveries and transportation of EUP to the First Destination State shall cease until the violations have been eliminated or the matter has been resolved between the competent authorities of the Russian Federation and the First Destination State.  USEC shall not be liable to TENEX for violations of the Assurances, as that is a diplomatic matter between the Russian Federation and the First Destination State.

21.03
Transportation of EUP to a First Destination State without such Assurances (except where Assurances are not required under the terms of Section 21.01) shall be considered a material breach of this CONTRACT, and if such breach is not eliminated within six (6) months of the date of its discovery by either Party, TENEX shall have the right to terminate the CONTRACT without any liability whatsoever.  If TENEX terminates the CONTRACT pursuant to the preceding sentence, USEC also shall not have any liability whatsoever to TENEX with respect to the EUP not Delivered to, or the SWU not purchased by, USEC as a result of such termination but unless the failure to include such clauses is not attributable to USEC or is excused under Article 13, USEC shall not be relieved of liability to TENEX for breach of this CONTRACT with respect to EUP Delivered to USEC prior to termination.  Prior to exercising such right of termination, however, the Parties shall discuss the matter to determine if alternative arrangements can be made to avoid termination.  TENEX shall not unreasonably withhold or delay consideration of any reasonable arrangements proposed by USEC.  For this purpose, “reasonable arrangements” shall include arrangements that prevent the recurrence of instances in which EUP is transported without Assurances and arrangements that protect TENEX from financial or legal liability in the event of such recurrence.

ARTICLE 22: Safeguards and End Use

22.01
The Material to be Physically Delivered under this CONTRACT and any nuclear material produced with such Material (“Derived Nuclear Material”) shall be used exclusively for peaceful and non explosive purposes only and, in particular, shall not be used for construction of a weapon of mass destruction or the means of its delivery, and shall be subject to the safeguards provisions of the International Atomic Energy Agency (“IAEA”).

22.02
Physical protection measures at levels not lower than those set forth in the IAEA document INFCIRC/225/latest revision, shall be applied to EUP or Natural Uranium to be Delivered hereunder and any Derived Nuclear Material.

22.03
The export or transfer by USEC of any EUP Physically Delivered by TENEX hereunder, to any country shall only occur subject to the same safeguards conditions as would apply in fact to an export or transfer of such EUP to such country by TENEX from the Russian Federation.  TENEX hereby represents that that the following safeguards condition would apply:

(a)
Any such EUP and any Derived Nuclear Material would be subject to the Nuclear Suppliers Guidelines (IAEA document INFCIRC/254) which provide, inter alia, that the competent authorities of the recipient State shall give assurances that the EUP Delivered under this CONTRACT:

(i)	shall be used exclusively for peaceful and non-explosive purposes only;
(ii)           shall be subject to IAEA safeguards as applicable;
(iii)	shall be subject to physical protection measures, at levels not lower than those set out in IAEA document INFCIRC/225/ latest revision; and
(iv)	shall be re-exported or retransferred only in case the recipient of the re-export or retransfer will have provided the same assurances as those required for the original export or transfer.

(b)
USEC shall comply with its obligations by ***** and if such breach is not eliminated within ***** of the date of its discovery by either Party, TENEX shall have the right to terminate the CONTRACT without any liability whatsoever.  If TENEX terminates the CONTRACT pursuant to the preceding sentence, USEC also shall not have any liability whatsoever to TENEX with respect to the EUP not Delivered to, or the SWU not purchased by, USEC as a result of such termination but unless the failure to include such clauses is not attributable to USEC or is excused under Article 13, USEC shall not be relieved of liability to TENEX for breach of this CONTRACT with respect to EUP Delivered to USEC prior to termination.  Prior to exercising such right of termination, however, the Parties shall discuss the matter to determine if alternative arrangements can be made to avoid termination.  TENEX shall not unreasonably withhold or delay consideration of any reasonable arrangements proposed by USEC.  For this purpose, “reasonable arrangements” shall include arrangements that prevent the recurrence of instances in which such clauses are not included in Customer contracts and arrangements that protect TENEX from financial or legal liability in the event of such recurrence.

22.04
Subject to compliance with the requirements of this CONTRACT (including, but not limited to, this Article 22), the EUP Physically Delivered hereunder shall be transported to the facilities located in countries to which USEC is permitted to deliver or transfer the EUP under the terms of applicable cooperation agreements, including, where applicable, the U.S.-Russian Cooperation Agreement, but in no event shall USEC transfer the EUP to Iran or North Korea.  Any EUP that USEC is permitted to transfer or deliver under the preceding sentence shall be used by such facilities for the production of nuclear fuel for nuclear power plants.

22.05
The export or transfer by TENEX of any Natural Uranium Physically Delivered by USEC hereunder, to any country shall only occur subject to the same safeguards conditions as would apply in fact to an export or transfer of such Natural Uranium to such country by USEC.  USEC shall notify TENEX of such conditions promptly after this CONTRACT enters into full force and effect pursuant to Section 2.03.  TENEX shall comply with its obligations by ***** and if such breach is not eliminated within six (6) months of the date of its discovery by either Party, USEC shall have the right to terminate the CONTRACT without any liability whatsoever.  If USEC terminates the CONTRACT pursuant to the preceding sentence, TENEX also shall not have any liability whatsoever to USEC with respect to the EUP not Delivered to, or the SWU not purchased by, USEC as a result of such termination but unless the failure to include such clauses is not attributable to TENEX or is excused under Article 13, TENEX shall not be relieved of liability to USEC for breach of this CONTRACT with respect to Natural Uranium Delivered to TENEX with respect to Related EUP Delivered to USEC prior to termination. Prior to exercising such right of termination, however, the Parties shall discuss the matter to determine if alternative arrangements can be made to avoid termination.  USEC shall not unreasonably withhold or delay consideration of any reasonable arrangements proposed by TENEX.  For this purpose, “reasonable arrangements” shall include arrangements that prevent the recurrence of instances in which such clauses are not included in Customer contracts and arrangements that protect USEC from financial or legal liability in the even of such recurrence.

22.06
Subject to compliance with the requirements of this CONTRACT (including, but not limited to, this Article 22), ***** under the terms of applicable cooperation agreements, including, where applicable, the U.S.-Russian Cooperation Agreement, but in no event shall ***** to Iran or North Korea. Such ***** shall be used by such facilities for the production of nuclear fuel for nuclear power plants.

IN WITNESS WHEREOF, the Parties hereto have duly executed two (2) originals of this CONTRACT by their authorized representatives as of the Execution Date.

/s/ Alexei A. Grigoriev	/s/ Philip G. Sewell
Alexei A. Grigoriev                                                 Philip G. Sewell
General Director                                                      Senior Vice President
Joint Stock Company “Techsnabexport”           United States Enrichment Corporation

APPENDIX A:  Schedule for Agreement on Enriched Product Containing Mutual Option SWU

A-1
The first column of Table 2 below shows the minimum lead time (*****) by which USEC and TENEX should apply reasonable efforts to agree to the quantity of Mutual Option SWU in the second column that USEC may take under Section 3.03 as the SWU Component of additional EUP to be purchased for a Delivery Year if TENEX agrees.

If the Parties agree in writing on a quantity of Mutual Option SWU before expiration of the minimum lead time applicable to that quantity:

(a)	the Parties shall agree in writing how such Mutual Option SWU shall be distributed among the Orders submitted by USEC for the Delivery Year; and

(b)
USEC shall indicate in each Order for such Delivery Year how much Mutual Option SWU is covered by the Order pursuant to the distribution agreed by the Parties. For the avoidance of doubt, the Parties shall fully comply with Article 4 in regards to Delivery Schedules and Orders for Mutual Option SWU.

Table 2: Quantities/Notice Periods for Mutual Option SWU

Period of Notice that Must be Given in Advance of Proposed Delivery Year Depending on Quantity of Requested Mutual Option SWU (column 1)	Maximum Quantities of Mutual Option SWU for the Proposed Delivery Year that can be Agreed by the Parties (column 2)
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

In case, for any reason whatsoever, the Parties do not agree in writing within the applicable lead times in the first column of Table 2 to the purchase of all or part of the quantities of Mutual Option SWU in the second column of Table 2, USEC shall not be obligated to purchase, and TENEX shall not be obligated to sell and Deliver, the quantities of Mutual Option SWU on which the Parties did not agree.  A Party’s failure to agree for any reason or no reason at all upon the purchase or sale of Mutual Option SWU under this Appendix A shall not be subject to dispute, and neither Party shall be obligated to explain or justify its failure to agree, which failure shall in no event be considered as breach of the CONTRACT.

A-2
Unless otherwise agreed, USEC may not purchase more than 3,000,000 Mutual Option SWU in any one Delivery Year, except in the case of 2015, for which the Parties may agree that USEC may purchase up to 3,200,000 Mutual Option SWU.

A-3
If the Parties agree pursuant to Paragraph A-1 and A-2 to a quantity of Mutual Option SWU that USEC may purchase for a Delivery Year and the amount agreed is less than the maximum amount that the Parties could have agreed under Table 2 (such excess amount, the “Uncommitted Option SWU”), the Parties later may agree to allow USEC also to purchase all or part of the Uncommitted Option SWU in a certain Delivery Year, but nothing herein shall obligate the Parties to agree to any purchase and sale of Mutual Option SWU.

The Party desiring to agree to the purchase and sale of such Uncommitted Option SWU shall submit its proposal in sufficient time to permit the Parties to reach agreement by the beginning of the Period of Notice in column 1 of Table 2 applicable to the quantity of Uncommitted Optional Commitment SWU requested.  *****.

A-4	In general, the Parties expect that *****, should be sufficient time to agree to a specific quantity of Mutual Option SWU under Paragraphs A-1 or A-3 above.

A-5
Not later than ***** during the term of this CONTRACT through 2021, USEC shall provide TENEX with a non-binding good faith estimate of the quantities of Mutual Option SWU that USEC expects to ask TENEX to agree to permit USEC to elect to take during the shorter of ***** or (b) the calendar years remaining in the term of the CONTRACT (excluding, in the case of (a) and (b), the calendar year in which the estimate is provided to TENEX).

A-6	For the avoidance of doubt, in applying the advance notice periods in Table 2:

(a)	***** advance notice shall mean that agreement must be reached by *****,

(b)	***** advance notice shall mean that agreement must be reached by *****;

(c)	***** advance notice shall mean that agreement must be reached by *****;

(d)	***** advance notice shall mean that notice must be given by *****; and

(e)	***** advance notice shall mean that agreement must be reached by *****.

APPENDIX B:  Information for Delivery Schedules and for Orders

B-1	Each Delivery Schedule provided by USEC under Section 4.02 shall include the following information:

(a)	The Delivery Months covered by the Delivery Schedule;

(b)	USEC’s non-binding estimate of :

(i)	the nominal amount of SWU that USEC expects to purchase in each such Delivery Month;

(ii)	the nominal quantity of EUP to be Delivered in each such Delivery Month;

(iii)	the nominal Assays that USEC expects to order for Delivery in each such Delivery Month;

(iv)
the nominal quantities of Natural Uranium (*****) that USEC expects to Deliver under Sections 7.02(a), Section 7.02(b) and Section 7.02(c) respectively, with respect to the nominal quantity of EUP covered by the Delivery Schedule;

(v)	*****; and

(vi)	the nominal number of Cylinders, Sample Bottles and Overpacks to be provided by USEC for such EUP.

B-2	Each Order submitted in accordance with Section 4.03 shall include the following information1:

(a)	The Delivery Month during the Delivery Year for the EUP covered by the Order;

(b)	The nominal quantity of EUP (in KgU) to be Delivered by TENEX and its nominal SWU Component pursuant to the Order;

(c)	The nominal Assays of the EUP to be Delivered pursuant to the Order *****;

(d)	The quantity of Cylinders filled with EUP to be Delivered to USEC;

(e)	The quantity and type of filled Sample Containers to be Delivered to USEC;

(f)	The ***** Specification to which the EUP must comply pursuant to Section 1.12 (if none indicated, EUP shall comply with *****);

(g)	Any request pursuant to Appendix E1 for additional sampling or for observation of weighing and sampling of the EUP to be Delivered pursuant to the Order;

(h)	The nominal quantity ***** of Related Natural Uranium ***** to be Delivered by USEC *****, as Payment in Kind for the Feed Component contained in the Related EUP ordered;

(i)
The First Destination State (as defined in Article 21), the port and facility in the First Destination State to which the EUP will be transported, and if known, the origin and the Obligation Code or other flag of the Natural Uranium to be Delivered (if the latter information is not known, it shall be promptly supplied by USEC when it is provided to USEC − which should be prior to Delivery of the Related Natural Uranium to TENEX − by the third party(ies) providing such Natural Uranium to USEC);

(j)	*****

(k)	*****; and

(l)	*****

For purposes of Paragraphs B-1 and B-2, the word “nominal” means that the quantity indicated shall be subject to the permitted variations in this CONTRACT.

APPENDIX C:  Calculation of Quantities

C-1	For the purposes of this CONTRACT, the SWU Component of EUP to be Delivered hereunder shall be calculated in accordance with the following formula:

SWU = Mp . [V(Xp) - V(Xw)] - F . [V(Xf) - V(Xw)]

where,

SWU	the quantity of SWUs (kg SWU) contained in EUP
V(Xp)	defined by V(Xp) = (2Xp - 1) ln [Xp/(1 – Xp)]
V(Xw)	defined by V(Xw) = (2Xw - 1) ln [Xw/(1 – Xw)]
V(Xf)	defined by V(Xf) = (2Xf - 1) ln [Xf/(1 – Xf)]

and where,

Mp	the quantity of EUP with specified Assay Xp
F	the quantity of Natural Uranium in the form of Natural UF6 (KgU/ UF6) contained in EUP with specified Assay Xf
Xp	EUP Assay, in w/o U-235 (divide by 100)
Xf	Assay of Natural Uranium in the form of Natural UF6 equal to 0.711 w/o U-235 (divide by 100)
Xw	Tails Assay, in w/o U-235 (divide by 100)
ln	natural logarithm

C-2	The Feed Component, in KgU of UF6, of EUP shall be calculated in accordance with the following formula:

F = Mp . (Xp –Xw)/(Xf-Xw)

where F, Mp, Xf, Xw and Xp have the same meaning as defined in Paragraph C-1 above.  *****

C-3	EUP quantity (KgU) in each Cylinder filled with EUP and in each Sample Container filled with EUP shall be determined in accordance with the following formula:

M = N . A . f,

where,

M	the EUP quantity (KgU) in each Cylinder filled with EUP and Sample Container filled with EUP
N	mass net weight of EUP in the form of UF6 in Kg in each Cylinder filled with EUP and each Sample Container filled with EUP
A	weight content of UF6 in EUP in Cylinder filled with EUP or Sample Container filled with EUP (in case of Sample Container, expressed as gram UF6 per 100 grams of sample)
f	scaling factor from uranium hexafluoride to uranium for EUP, which is determined by the formula stipulated below:

f = [Mu8 . (1- Xpm) + Mu5 . Xpm]/[(Mu8 + 6.MF) . (1- Xpm) + (Mu5 + 6.MF ) . Xpm]

where,

Xpm	molar concentration of EUP
Mu5	235.0439
Mu8	238.0508
MF	18.9984

C-4           For the application of the above formulas:

(a)	The factors Xpm, Xw, Xf, F, Mp, M and N are rounded to the third decimal place.

(b)	The factor A is rounded to the fourth place after the decimal point.

(c)	The factor f is rounded to the fifth place after the decimal point.

(d)	The factors V(Xp), V(Xw), and V(Xf,) are rounded to the eighth place after the decimal point.

(e)	The coefficients used to calculate SWU and the Feed Component per 1 kg of EUP are rounded to the third place after the decimal point.

(f)
Rounding is done by the standard rounding procedure (i.e., if the number in the place after the place to be rounded is 5 or more, then the number in the place to be rounded is increased by one (for example, in rounding to the fourth place, the number 0.00045 would be rounded to 0.0005); and if the number in the place after the place to be rounded is less than 5, then the number in the place to be rounded remains the same (for example, in rounding to the fourth place, the number 0.00044 would be rounded to 0.0004).

APPENDIX D1:  Cylinders for Enriched Product

D1-1	Obligation To Provide Cylinders.

(a)
USEC shall Physically Deliver to TENEX, DES USEC’s Vessel St. Petersburg, all 30B Cylinders, Overpacks and Sample Containers necessary for TENEX to make a Physical Delivery of EUP to USEC, *****, except that TENEX shall provide all Overpacks, Cylinders and Sample Containers required for Deliveries of replacement or additional EUP under Appendix E1.

(i)
All empty Cylinders and 1S Sample Containers, after assembling with valves and plugs, shall be checked for leak tightness under a pressure of 7000 mbars.  All empty Cylinders and 1S Sample Containers shall be filled with dry nitrogen under a pressure of 1300 mbars, with an appropriate annotation being made in the shipping documentation that such filling was done.

(ii)
Pursuant to terms to be agreed in connection with the Parties’ agreement on working procedures under Paragraph E1-11, USEC also shall supply spare Cylinders, Sample Containers, and Overpacks for EUP Delivery, as well as seals, wires, ball-lock pins and other supplies required for Delivery of EUP other than replacement or additional EUP Delivered pursuant to Appendix E1.  If a Russian enrichment plant is appropriately certified, USEC also may supply valves for Cylinders supplied to such plant.

(b)
If USEC’s Delivery of Cylinders, Overpacks and Sample Containers for a shipment of Material is delayed, TENEX shall utilize any spare Cylinders, Overpacks or Sample Containers previously provided by or for USEC pursuant to Paragraph D1-1(f) and not already allocated to a Delivery of EUP, to avoid any delay in Delivery of the EUP.  If the available spares are not sufficient to make timely Delivery, TENEX shall be granted an amount of additional time equal to USEC’s delay, in order to Deliver the quantity of the Material for which the Cylinders, Overpacks or Sample Containers were not timely Delivered, which shall in no event be less than the period of delay in Delivery by USEC of Cylinders, Overpacks and Sample Containers and which may be longer by up to one month if so reasonably required under the circumstances.

(c)
TENEX shall use its reasonable efforts to rely upon only one Russian enrichment plant to supply EUP under this CONTRACT in a Delivery Year. TENEX shall inform USEC ***** the name(s) of the consignee(s) in Russia of the Cylinders, Sample Containers and Overpacks that will be required for Deliveries of EUP in that Delivery Month and the quantities of Cylinders, Sample Containers and Overpacks anticipated to be required for such Deliveries on the basis of the most recent Delivery Schedule as of the date TENEX informs USEC. In addition, if there are changes in the information previously provided, TENEX shall provide such changes *****, but such changes shall result only in USEC providing new shipping documentation (for example, a proforma invoice and other documents for importing and transportation in Russia) for the Cylinders, Sample Containers and Overpacks. In the working procedures to be agreed pursuant to Paragraph E1-11, the Parties shall include additional steps to ensure that USEC has sufficient time to ensure that the Cylinders, Sample Containers and Overpacks are Delivered to TENEX in time for use by TENEX in filling the Order.

(d)
The Parties may agree for USEC to name a third party (e.g., *****) on shipping documentation as the consignee and the destination facility (hereinafter the "Consignee") for Cylinders, Sample Containers and Overpacks shipped to Russia, rather than the specific enrichment plants that will receive the Cylinders, Sample Containers and Overpacks.  This Consignee, upon TENEX guidance, then would distribute the Cylinders and Overpacks to the Russian enrichment plants as necessary to meet TENEX’s obligations to Deliver EUP.  In such a case, USEC’s obligation would be to Deliver to TENEX via this Consignee sufficient Cylinders, Sample Containers and Overpacks in accordance with the CONTRACT to cover USEC’s Orders for the Delivery Year, plus an agreed quantity of spares in case some of the Cylinder and Overpacks are rejected under Paragraph D1-4.

(e)
Upon Delivery of Cylinders, Overpacks or Sample Containers, the Parties shall sign, or cause to be signed, a Delivery Receipt in the form indicated in Paragraph G1-3 as documentary evidence of the date of delivery of such Cylinders, Overpacks or Sample Containers.

(f)
At TENEX’s request or on USEC’s own initiative, USEC may provide spare Cylinders, Sample Containers and Overpacks for use in the event needed to ensure timely Delivery of EUP.  In addition, USEC shall not unreasonably withhold or delay its consent to allow TENEX to use these Cylinders, Sample Containers and Overpacks to ship replacement EUP to USEC in cases where EUP has been rejected by USEC and must be replaced by TENEX.

D1-2
Specifications. The Party who Physically Delivers a Cylinder (i.e., an empty Cylinder Physically Delivered by USEC or filled Cylinder Physically Delivered by TENEX) shall ensure that at the time of Physical Delivery, the Cylinder meets all applicable regulatory specifications and requirements as to safety, design criteria, cleanliness and freedom from contamination and conforms to the requirements described in ANSI N14.1, Uranium Hexafluoride – Packaging for Transport.  The Party who Physically Delivers a Cylinder shall certify that the Cylinder meets such specifications and requirements using the form in Paragraph G1-4 or such other form as stipulated *****.

D1-3
Responsibility for Loss or Damage.  The Receiver shall bear the risk of loss or damage to Cylinders, Sample Containers and Overpacks or other equipment or supplies supplied by the Shipper for so long as such Cylinders, Sample Containers and Overpacks or equipment or supplies are in the possession of the Receiver or its agent or representative, including at any production or Delivery facility in Russia or the United States.

D1-4	Delivery of Damaged or Non-Conforming Cylinders, Sample Containers or Overpacks.

(a)
If, upon Delivery by USEC to TENEX of empty Cylinders or Overpacks for EUP, TENEX determines that a Cylinder or Overpack was damaged prior to Delivery and/or is not in conformance at the time of Delivery with the relevant specifications and requirements as set forth in Paragraph D1-2, TENEX shall notify USEC in writing without delay of such damage and/or non-conformance and the following shall apply:

(i)	In case of a damaged Cylinder or Overpack:

(A)
If a damaged Cylinder or Overpack can be repaired by TENEX, TENEX shall notify USEC in writing of such damage, its extent, conditions and cost of their repair. The Parties hereby agree that TENEX shall effect such repair only with prior written consent of USEC and that such consent may only be granted where TENEX is an “authorized vendor”, which means that USEC has confirmed that TENEX has a quality assurance plan that is consistent with 10 CFR 71, Subpart H or ANSI/ASME NQA-1-1994 for quality-related activities associated with procurement, maintenance, repair, and use of Cylinders and Overpacks.

In order for repairs by Russian technicians to be accepted, USEC must complete an on-site audit at each facility where the repairs will be performed to verify compliance with the quality assurance plan and complete periodic surveillances of activities on-site at each of the Russian facilities.  If TENEX wishes to be an authorized vendor, TENEX shall grant USEC access to the facilities to perform such audits.  Where USEC agrees that TENEX shall effect the repair, USEC shall reimburse TENEX for such repair.

(B)
In cases where USEC does not provide consent to TENEX to repair, or where TENEX cannot make the repair or does not have the necessary authority to make the repair (for example, where TENEX is not an authorized vendor), TENEX shall return the defective Cylinder or Overpack to USEC and USEC shall promptly replace the damaged Cylinder or Overpack with an undamaged Cylinder or Overpack that conforms to this Appendix D1.

(ii)	In the case of a non-conforming Cylinder or Overpack:

(A)	TENEX shall notify USEC in writing whether the non-conforming Cylinder or Overpack is nonetheless acceptable for a particular Delivery of EUP.

(B)
If the Cylinder or Overpack is not acceptable for a particular Delivery of EUP, TENEX shall have the right to return the Cylinder or Overpack to USEC FOB USEC’s Vessel St. Petersburg, on dates agreed by the Parties and in such a case, USEC shall promptly replace the rejected non-conforming Cylinder or Overpack with an undamaged Cylinder or Overpack that conforms to this Appendix D1.

(iii)
In all cases under (i) and (ii) above where USEC must replace a Cylinder or Overpack, USEC shall Deliver the replacement Cylinder or Overpack as soon as commercially practicable, DES USEC’s Vessel St. Petersburg.  TENEX shall (A) Deliver the damaged and/or non-conforming Cylinder or Overpack to USEC, FOB, USEC’s Vessel St. Petersburg, Russia, and (B) take Delivery of the replacement Cylinder or Overpack, DES USEC’s Vessel St. Petersburg, Russia.  In no event shall USEC be responsible for costs or risks of transportation within the Russian Federation of replacement Cylinders, Sample Bottles or Overpacks to or from St. Petersburg.  In the case of rejected Cylinders, Sample Bottles and Overpacks, USEC shall pay the documented and verifiable costs and expenses incurred by TENEX or TENEX’s agent or representative to transport the rejected Cylinders, Sample Containers and Overpacks to St. Petersburg for Delivery to USEC, FOB USEC’s Vessel St. Petersburg, Russia.

(iv)
Nothing herein shall be deemed to be an assumption by USEC of risk or liability for damage to any Cylinder or Overpack occurring after Delivery to TENEX.  All such risks and associated costs shall be borne by TENEX. TENEX shall also be responsible for all risks and associated costs with respect to Cylinders and Overpacks that ceased to conform to the requirements of this Appendix D1 after Delivery of the Cylinder or Overpack to TENEX.

(b)	If TENEX fails to submit a written notice to USEC of non-acceptance and/or rejection of a Cylinder or Overpack *****, the Cylinder or Overpack shall be deemed accepted.

(c)
If TENEX provides a written notice to USEC of non-acceptance and/or rejection of a Cylinder or Overpack, it shall include documentation in English of the reasons for the non-acceptance and/or rejection and shall provide (or request the operator of the facility where the Cylinder will be filled, to provide) such further information as USEC reasonably may require regarding the reasons for non-acceptance and/or rejection.

(d)
USEC may maintain the spare Cylinders, Sample Containers and Overpacks under Paragraph D1-1(f) at *****.  In case of any delay in Delivery by USEC of Cylinders, Sample Containers or Overpacks, or in the case of Delivery of non-confirming or damaged Cylinders or Overpacks (damaged or non-conforming Sample Containers are covered under Paragraph D1-4(e)), TENEX shall utilize the spares and shall not delay Delivery of the EUP.  However, if the stockpile is not adequate to permit Delivery of the EUP, TENEX shall have the right to postpone without any liability whatsoever the Delivery of the specific quantity of EUP for which Cylinders and Overpacks are not available from the stockpile of spares, pending receipt of replacement Cylinders and Overpacks from USEC. Such postponement may not be longer than a period equal to the time required for USEC to replace the Cylinders or Overpacks with conforming equipment, plus up to ***** if such additional time is reasonably required by TENEX under the circumstances to effect Delivery of the EUP. In case TENEX postpones the Delivery of such specific quantity of EUP due to the reasons set forth herein above, TENEX shall forthwith notify USEC of such postponement. TENEX may only postpone Delivery for that quantity of EUP for which no Cylinders and Overpacks are available at the time of Delivery.

(e)
In case USEC Delivers damaged and/or non-conforming Sample Containers, TENEX shall notify USEC of such damage and/or non-conformance in writing *****.  Subject to mutual agreement, TENEX may use the spare Sample Containers (if any) provided by USEC pursuant to Paragraph D1-1(f). If the available spares are insufficient to Deliver EUP, TENEX shall not be obliged to Deliver the quantity of EUP for which the Sample Containers are insufficient until USEC has Delivered sufficient Sample Containers for such EUP or USEC agrees to take Delivery of EUP without samples. Any quantity of EUP for which there are sufficient Sample Containers shall be Delivered on time in accordance with this CONTRACT. Only the specific quantity of EUP for which Sample Containers were not provided may be withheld from Delivery under this Section D1-2(e).

(f)
Within five (5) Business Days after taking Delivery of Cylinders, Sample Containers and/or Overpacks, TENEX shall advise USEC if any of the Cylinders, Sample Containers or Overpacks were not accompanied by all the  documentation required  by this CONTRACT or the implementing procedures agreed  by the Parties.  TENEX shall not be obligated to accept a Cylinder, Sample Container or Overpack that for reasons not attributed to TENEX or its agent or Affiliate, is not accompanied by the documentation required by this CONTRACT or by implementing procedures agreed by the Parties. In such a case, TENEX may delay Delivery of the respective EUP for which the Cylinder, Sample Container or Overpack was provided, if the documentation is not provided by or for USEC within ***** after notification from TENEX that such documentation was not provided.  The period of delay may not be longer than a period equal to the period of USEC’s delay in providing such documentation to TENEX plus up to ***** if such longer period is reasonably required by TENEX under the circumstances.

D1-5
Decontamination.  Whenever a Cylinder, Sample Container or Overpack fails to meet the requirements of Paragraph D1-2 of this Appendix D1, the Shipper of such Cylinder, Sample Container or Overpack shall reimburse the Receiver for the cost of cleaning and decontaminating such Cylinder, Sample Container or Overpack and any affected vessel, railroad cars, trucks or other shipping vehicles or the Receiver’s unloading area and machinery to the extent such cleaning and/or decontamination are necessary to protect health and safety, minimize property damage and/or meet applicable legal or regulatory requirements.  In all cases, the obligation to reimburse under this Paragraph D1-5 shall apply only to the extent such cleaning and/or decontamination is necessary to protect health and safety, minimize property damage and/or meet applicable legal or regulatory requirements. The provisions of this Paragraph D1-5 address liability for cleaning and decontamination and are without prejudice to the rights of the Receiver under other provisions of this CONTRACT and applicable law.

APPENDIX D2:  Cylinders ***** for Natural Uranium

D2-1	Obligation To Provide Cylinders *****.

(a)
In the case of the Physical Delivery of Related Natural Uranium *****, TENEX shall Physically Deliver, *****, all empty Cylinders and supplies required for Physical Delivery of the Related Natural Uranium to TENEX, ***** by the date indicated by USEC in its Order for the Related EUP or an earlier date stipulated by USEC *****.  In addition, unless a third party supplier of Related Natural Uranium ***** agrees to provide the Cylinders, TENEX shall Physically Deliver *****, all empty Cylinders ***** and other supplies necessary for USEC or a third party to Deliver Related Natural Uranium *****.

(b)
If USEC elects to Deliver Related Natural Uranium *****, TENEX shall Physically Deliver, ***** by the date indicated by USEC in its Order for the Related EUP, the empty Cylinders and supplies required to Physically Deliver the Related Natural Uranium to TENEX.

(c)
Related Natural Uranium ***** that is rejected by TENEX under Appendix E2 shall be returned to USEC in Cylinders provided by TENEX, subject to payment by USEC of a reasonable documentarily confirmed lease fee for the Cylinders and reimbursement of reasonable documentarily confirmed expenses incurred by TENEX in connection with return to USEC of rejected Related Natural Uranium ***** in TENEX Cylinders.  USEC shall promptly replace or return such Cylinders to TENEX after emptying or provide equivalent Cylinders.

(d)
Notwithstanding anything to the contrary in Paragraphs D2-1(a) and D2-1(b), USEC shall provide all Cylinders required for Deliveries of replacement or additional Related Natural Uranium ***** under Appendix E2.

(e)
At USEC’s request, TENEX shall use its reasonable efforts to provide spare Cylinders for use in the event needed to ensure timely Delivery of Related Natural Uranium *****.  TENEX shall not unreasonably withhold or delay its consent to allow USEC to use these Cylinders to ship replacement Related Natural Uranium to TENEX in cases where Related Natural Uranium has been rejected by TENEX and must be replaced by USEC.

D2-2	Obligation To Provide *****.

(a)	*****.

(b)	*****

(c)	*****

(d)
Regardless of any contrary term in the Incoterms 2000 delivery term applicable, in no event shall USEC be financially responsible for the return or disposal of ***** except as provided in Paragraph D2-3(e) and (f) below or unless otherwise agreed in writing by the Parties.

(e)
Related Natural Uranium ***** that is rejected by TENEX under Appendix E2 shall be returned to USEC to the extent practicable in the ***** in which the Related Natural Uranium was Delivered to TENEX.  *****

(f)	*****.

(g)
At USEC’s request, TENEX shall use its reasonable efforts to provide spare ***** for use in the event needed to ensure timely Delivery of Related Natural Uranium *****.  TENEX shall not unreasonably withhold or consent to allow USEC to use these ***** to ship replacement Related Natural Uranium ***** to TENEX in cases where Related Natural Uranium ***** have been rejected by TENEX and must be replaced by USEC.

D2-3
Specifications.  The Party who Physically Delivers a Cylinder, ***** shall ensure that at the time of Physical Delivery, the Cylinder, ***** meets all applicable regulatory specifications and requirements as to safety, design criteria, cleanliness and freedom from contamination and conforms to the requirements described in the USEC-651 (only in the case of Deliveries of Cylinders *****) and of the Physical Delivery Facility at which the filling of such Cylinder, ***** takes place (in all cases). The Party who Physically Delivers a Cylinder for Natural Uranium ***** shall certify that the Cylinder meets such specifications and requirements using the form stipulated in the working procedures to be agreed by the Parties under Paragraph E2-1. The Party who Physically Delivers ***** shall meet the documentation requirements (if any) for ***** that may be included in such procedures for *****.

D2-4
Responsibility for Loss or Damage.  A Receiver of a Cylinder ***** or other equipment or supplies shall bear the risk of loss or damage to such Cylinder *****, equipment or supplies for so long as such Cylinder *****, or associated equipment or supplies are in the possession of the Receiver or its agent or representative, including at any production or Delivery facility in Russia or the United States.  *****.

D2-5	Delivery of Damaged or Non-Conforming Cylinders *****.

(a)
If, after Delivery by TENEX to USEC of empty Cylinders ***** for Related Natural Uranium *****, USEC (or the supplier of Related Natural Uranium ***** to whom the Cylinders *****, as applicable, are supplied) determines that such Cylinders ***** are damaged and/or not in conformance with the relevant specifications and requirements as set forth in Paragraph D2-3, USEC shall notify TENEX in writing without delay of such damage and/or non-conformance and the following shall apply:

(i)	In case of a damaged Cylinder *****:

(A)
If a damaged Cylinder ***** can be repaired by USEC or by the entity to which the Cylinder ***** was provided, USEC shall notify TENEX in writing of such damage, its extent, conditions and cost of their repair. The Parties hereby agree that USEC or other entity shall effect such repair only with prior written consent of TENEX and that such consent may only be granted where USEC or the other entity has met applicable quality assurance standards.  Where TENEX agrees that USEC or another entity shall effect the repair, TENEX shall reimburse USEC for such repair or pay for such repair directly (e.g., in the case where a third party effects the repair).

(B)
In cases where TENEX does not provide consent to USEC to repair, or where USEC or a third party cannot make the repair or does not have the necessary authority to make the repair from TENEX, USEC shall return (or cause the return of) the defective Cylinder ***** to TENEX and TENEX shall promptly replace the damaged Cylinder ***** with an undamaged Cylinder ***** that conforms to this Appendix D2.

(ii)	In the case of a non-conforming Cylinder *****:

(A)	USEC shall notify TENEX in writing whether the non-conforming Cylinder ***** is nonetheless acceptable for a particular Delivery of Related Natural Uranium.

(B)
If the Cylinder ***** is not acceptable for a particular Delivery of Related Natural Uranium, USEC shall have the right to return the Cylinder ***** to TENEX EXW the Facility where the Cylinder ***** is located on dates agreed by the Parties and in such a case, TENEX shall promptly replace the rejected non-conforming Cylinder ***** with an undamaged Cylinder ***** that conforms to this Appendix D2.

(iii)
In all cases under (i) and (ii) above where TENEX must replace a Cylinder *****, TENEX shall Deliver the replacement Cylinder ***** as soon as commercially practicable, ***** where the non-conforming Cylinder ***** was located.  TENEX shall reimburse USEC for all documentarily confirmed expenses reasonably and necessarily incurred by USEC in respect of transportation, insurance and storage to (A) effect Delivery to TENEX of the damaged and/or non-conforming Cylinder *****, and (B) take Delivery of the replacement Cylinder *****.

(b)	If USEC fails to submit a written notice to TENEX of non-acceptance and/or rejection of a Cylinder *****, the Cylinder ***** shall be deemed accepted.

(c)
If USEC provides a written notice to TENEX of non-acceptance and/or rejection of a Cylinder *****, it shall include documentation in English of the reasons for the non-acceptance and/or rejection and shall provide (or request the operator of the facility where the Cylinder will be filled, to provide) such further information as TENEX reasonably may require regarding the reasons for non-acceptance and/or rejection.

D2-6
Decontamination.  Whenever a Cylinder ***** fails to meet the requirements of Paragraph D2-3, the Shipper of such Cylinder ***** shall reimburse the Receiver of the Cylinder ***** for the cost of cleaning and decontaminating such Cylinder.  In addition, whenever a Cylinder, ***** fails to meet the requirements of Paragraph D2-3 and as a result, a vessel, railroad car, truck or other shipping vehicle or the Receiver’s unloading area and machinery are contaminated, the Shipper of such Cylinder, ***** shall reimburse the Receiver of the ***** for the cost of cleaning and decontaminating the affected equipment or area.  In all cases, the obligation to reimburse under this Paragraph D2-6 shall apply only to the extent such cleaning and/or decontamination is necessary to protect health and safety, minimize property damage and/or meet applicable legal or regulatory requirements. The provisions of this Paragraph D2-6 address liability for cleaning and decontamination and are without prejudice to the rights of the Receiver under other provisions of this CONTRACT and applicable law.

APPENDIX E1:  Sampling, Acceptance and Disagreements of Enriched Product

E1-1	Certificate of Quality and Quantity; Delivery Receipt and Bill of Lading.

(a)
With each Physical Delivery of EUP, TENEX shall furnish to USEC a certificate of quantity and quality (“Certificate of Quality and Quantity” or “CQQ”) concerning the EUP in the Cylinder that demonstrates that it is Conforming Material.  The CQQ shall include the gross weight of the filled Cylinder and net weight of the EUP it contains and shall be provided in the forms set forth in Appendix F1.

(b)
As stated in Section 5.02, at the time of Physical Delivery of EUP, the Parties or their representatives shall execute or cause to be executed standard shipping documentation, including a Delivery Receipt (see Appendix G1) and a Bill of Lading, and TENEX or its nominee shall send to USEC a Notice of Delivery pursuant to FOB A7 in Incoterms 2000.

E1-2
Methods.  The methods to be used by USEC and TENEX for any weighing and sampling of EUP shall be only those agreed between the Parties and added, by amendment of this CONTRACT, to the Addendum to Appendix E-1.

E1-3	Official Samples.

(a)
TENEX shall sample Material Physically Delivered in accordance with the applicable ***** specification in Section 1.12, the USEC-651 and the procedures agreed by the Parties pursuant to Paragraph E1-11.  Standard sampling and testing for purpose of completing the CQQ shall be at TENEX’s expense, but USEC shall only pay for the EUP contained in samples in Sample Containers Physically Delivered to USEC.  TENEX shall also perform any reasonable, additional sampling services on EUP to be Physically Delivered as may be requested by USEC in its Order, subject to reimbursement by USEC for the direct costs incurred by TENEX in performing such additional services.

(b)
Samples of Material taken by TENEX in accordance with the Addendum to Appendix E1 shall be the official samples (the “Official Samples”).  Official Samples shall be binding upon TENEX, USEC, and any umpire selected by the Parties if and when tested according to this Appendix, meaning that, absent proof of misconduct or manifest error in the taking of samples, the Official Samples shall be considered to be true samples of the Material Delivered by TENEX and not subject to challenge.

E1-4	Weight.

(a)
TENEX shall determine the gross weight of all filled Cylinders, the empty gross weight of all empty Cylinders, and the net weight of all EUP Physically Delivered by TENEX, using TENEX’s weighing procedures and equipment, in accordance with the procedures in this Appendix E1 or its Addendum.  For purposes of this Appendix E1, “net weight” shall mean the difference between the gross weight of a Cylinder filled with Material and the empty gross weight of such Cylinder.  The empty gross weight shall mean the weight of the empty Cylinder determined by TENEX prior to filling.  TENEX’s empty and filled gross weight determinations shall be final unless the gross weight determined by USEC (or a nuclear fuel fabricator, if, after receiving the EUP from TENEX in St. Petersburg, USEC Physically Delivers such Cylinder to a fabricator) differs from TENEX’s gross weight determination by more than the “Applicable Dispute Limit,” which shall mean, in the case of a 30B Cylinder, a difference of greater than + ***** Kg from the gross weight determined by TENEX; provided, that USEC notifies TENEX of such discrepancy prior to Acceptance of the Material.

(b)
The Parties shall follow the check-weight procedures in this Appendix in resolving any discrepancy, and the resolution of such discrepancy in accordance with Paragraph E1-10 shall be final and binding on the Parties.  Notwithstanding the existence of a discrepancy in gross weight or a dispute concerning such discrepancy, TENEX’s gross weight determination shall be final and binding on the Parties if USEC or its agent (including a fabricator) breaks the seal on, or evacuates any of the EUP from, the disputed Cylinder prior to (i) resolution of the discrepancy or (ii) TENEX’s agreement to accept USEC’s (or fabricator’s) gross weight determination.

E1-5	Observation of Weighing and Sampling.

(a)
At its option, USEC or its representative may appoint an observer having the right to witness any weighing of empty and filled Cylinders and Overpacks, and any sampling and analysis of EUP in accordance with this Appendix E1 or its Addendum. USEC shall be able to select an observer and shall not be obligated to select as an observer a former employee of TENEX or a Russian government enterprise. TENEX shall apply for and secure approval for USEC’s observer to be granted access to the facilities where the weighing, sampling and analysis are conducted.

(b)
*****, USEC shall be given an opportunity to have its observer witness, at USEC’s expense, the activities listed in Paragraph E1-4(a) and Paragraph E1-5(a), subject to compliance, at USEC’s expense, with applicable laws and regulations governing access to the facilities where the foregoing activities are conducted.  Access of USEC’s representatives to the facilities where such activities are conducted (for the purpose of witnessing or other purposes as set forth throughout the CONTRACT) shall be exercised only with permission from the appropriate competent authorities of the Russian Federation, and TENEX shall not be liable to USEC if such authorities deny permission for access of USEC’s representatives to such facilities.  If USEC elects to take such opportunity, TENEX shall notify USEC of the date(s) and place(s) for witnessing such events approximately sixty (60) days in advance of such Delivery Date.  If required by applicable Russian regulations, the Parties shall agree upon terms for the witnessing by an observer.  The fact that an observer witnessed the weighing and sampling of a Cylinder shall not preclude USEC from later objecting to the results of such weighing and sampling after Delivery of the EUP.

E1-6
Permitted Variations.  EUP Physically Delivered pursuant to Section 5.01 shall be Conforming Material and shall also conform to the Assay and quantity specified in USEC’s Order, subject to the following:

(a)	The Assay of the EUP in each Cylinder Physically Delivered to USEC may differ from the nominal Assay specified in USEC’s Order by up to plus or minus *****.

(b)	The quantity of EUP Physically Delivered to USEC by TENEX pursuant to an Order may differ from the nominal quantity ordered by USEC by up to plus or minus *****

For the avoidance of doubt, USEC shall not reject EUP in a Cylinder on the grounds that the quantity of EUP in the Cylinder does not fall within the permitted quantity variation in Paragraph E1-6(b).  If the total quantity of EUP Delivered to USEC pursuant to an Order exceeds the upper bound of the variation, USEC and TENEX shall agree upon how to address the excess quantity, including crediting it against a future Delivery of EUP of the same Assay, and if the quantity is less than the lower bound of the variation, the provisions of Paragraph E1-13 shall apply.  USEC may reject EUP that does not fall within the permitted Assay variation in Paragraph E1-6(b).

E1-7	Acceptance.

(a)
“Accept,” “Acceptance” or “Accepted” with respect to the quality and weight of EUP in a Cylinder, shall mean final agreement by USEC that (1) the CQQ is correct and (2) the EUP received is Conforming Material.  Acceptance shall be deemed to have occurred in the event:

(i)	USEC notifies TENEX that (A) the CQQ is correct and (B) the EUP received is Conforming Material, ***** (y) receipt of the CQQ; or

(ii)	USEC fails to notify TENEX of its disagreement with the CQQ, or that the EUP is not Conforming Material, ***** or and (y) receipt of the CQQ; or

(iii)
USEC uses, commingles or otherwise disposes of the EUP in Cylinders before expiration of *****, except for such sampling as may be agreed by the Parties and, as to quality, but not weight (which in this case will be accepted as per TENEX’s weight data in the CQQ unless weighed prior to such use, commingling or disposal), except to the extent necessary for protection against health and safety hazards; or

(iv)	an umpire determines (or the Parties agree) that the Parties must accept that the CQQ are correct and that the Material is Conforming Material.

(b)	USEC’s right to reject Material shall terminate upon Acceptance of such Material.

E1-8	Rejection and Replacement.

(a)
If USEC disagrees with the CQQ (other than the net weight, which shall be finally determined under Paragraphs E1-4 and E1-10) or otherwise determines that the EUP is not Conforming Material, USEC may, prior to Acceptance, notify TENEX of its disagreement, including the measurements and analytical data supporting USEC’s position (USEC’s notice being referred to herein as a “Rejection Notification”), and, subject to resolution of such disagreement, require TENEX to replace the EUP with Conforming Material, or in the case of an alleged shortage in quantity, to Deliver additional EUP to make up the shortfall.  TENEX shall make such replacement or additional EUP available for Physical Delivery, F.O.B. USEC’s Vessel St. Petersburg as soon as practicable, but in no event later than ***** or if TENEX does not dispute the Rejection Notification, *****.  If TENEX has EUP available in the country where the rejected EUP is located and such EUP is Conforming Material, TENEX may replace the rejected EUP with such Conforming Material of the same Assay as the rejected EUP or other Assay if agreed by the Parties.  TENEX shall bear all costs of replacement, including the costs of providing Cylinders, Overpacks, Sample Containers and other equipment or supplies required for the Delivery and transporting of the replacement or additional Material from St. Petersburg (or other location, as the case may be) to the facility where the rejected non-conforming Material is located.  In the event of a mistake in the CQQ that can be corrected through rejection and replacement of the CQQ instead of the EUP, USEC shall request, and TENEX shall provide, such replacement CQQ in lieu of the procedures set forth herein.

(b)
No later than ten (10) Business Days after receipt of the Rejection Notification, TENEX shall elect to either (i) remove the rejected EUP (in which case it will do so ***** or provide USEC with instructions for its disposition; or (ii) notify USEC that it chooses to dispute the Rejection Notification.  If TENEX disputes the Rejection Notification, and such dispute is resolved in favor of USEC, TENEX shall elect between removal and disposal no later than *****.  USEC shall use its reasonable efforts to assist TENEX in effecting such removal or other disposition, including Physically Delivering the Material to TENEX, EXW Facility ***** designated by USEC, at TENEX’s expense. Any USEC-supplied Cylinder containing rejected EUP Delivered to TENEX either (i) shall be replaced at TENEX’s cost or (ii) emptied and cleaned by TENEX at its cost, and made available for reuse under this CONTRACT.

(c)	Title to EUP that is rejected by USEC pursuant to this Appendix shall pass back to TENEX upon the later of *****. Risk of loss of such EUP shall pass to TENEX upon its Delivery to TENEX.

(d)	Title to and risk of loss of replacement or additional EUP Delivered pursuant to this Appendix E1 shall pass to USEC upon completion of Delivery of such EUP to USEC.

(e)
If necessary to meet the requirements of Paragraph E1-8(a), TENEX shall be permitted to use substitute Cylinders which comply with ANSI 14.1, Uranium Hexafluoride – Packaging for Transport.  If the defect in conformance of EUP can be corrected through a means other than replacement of the defective Material, USEC shall not unreasonably withhold or delay its consent to allow TENEX to utilize such means.

(f)
The procedures set forth in this Paragraph E1-8 apply only to a dispute regarding a Rejection Notification submitted prior to Acceptance.  The procedures in Paragraph E1-10 of this Appendix shall apply to weight disputes. All other disputes shall be subject to Article 18.

E1-9	Resolution of Disputed Rejection Notification.

(a)
If a dispute of a Rejection Notification is not resolved by mutual agreement *****, the applicable Official Sample(s) shall be submitted to a mutually agreed-upon umpire for analysis pursuant to the procedures in this Appendix E1.

(b)
TENEX shall pay, or reimburse USEC, if applicable, for the amount of the umpire cost if the umpire’s result upholds the Rejection Notification; otherwise, USEC shall pay, or reimburse TENEX, if applicable, for the amount of the umpire cost. As used in this Paragraph, the phrase “umpire cost” means the umpire’s charges, plus the additional direct cost, if any, of the umpire procedure, including packaging, handling, and transporting of the Official Sample to and from the umpire.

E1-10
Resolution of Weight Disputes.  If, in accordance with Paragraph E1-4, USEC notifies TENEX that the gross weight of a filled Cylinder Physically Delivered by TENEX differs by more than the Applicable Dispute Limit (as defined in Paragraph E1-4) from the gross weight determined by TENEX, then, if the discrepancy cannot be resolved by mutual agreement *****, USEC shall arrange for a separate check weighing to determine the gross weight of the filled Cylinder.  TENEX or its representative shall have the right to appoint an observer to witness the check weighing. TENEX shall be able to select an observer and shall not be obligated to select as an observer a former employee of USEC or a U.S. government enterprise. USEC shall apply for and secure approval for TENEX’s observer to be granted access to the facilities where the weighing, sampling and analysis are conducted.

USEC shall give TENEX at least one week’s notice of the time and place for the check weighing.  The check weighing shall be conducted on calibrated scales and weighing machines properly certified for such purpose.  The check weighing procedure shall be as follows:

(a)	All Cylinders and/or weights shall be first removed from the scales, and the scales shall be zero-checked.

(b)
A mutually agreed standard weight shall then be placed on the scales in order to verify their accuracy. If the indicated weight of the standard weight differs from its known weight by more than + ***** Kg, the scales shall be recalibrated.

(c)
The Cylinder to be check-weighed shall be examined to ensure that the valve protector and other removable items have been removed and then it shall be reweighed. The results of the reweighing shall be defined as the “Check Weight.”

(d)	If the Check Weight and TENEX’s gross weight determination differ by an amount equal to or less than the Applicable Dispute Limit, TENEX’s gross weight determination shall be binding.

(e)	If the Check Weight and TENEX’s original gross weight differ by more than the Applicable Dispute Limit, the Check Weight shall be binding.

(f)	The direct costs incurred to perform this check weighing procedure shall be borne by (i) USEC if TENEX’s gross weight determination is binding; and (ii) TENEX if the Check Weight is binding.

(g)	If, as a result of the check weighing, it is determined that there is a shortfall in quantity Delivered by TENEX, USEC may elect to:

(i)	have TENEX supply additional EUP at TENEX’s expense to make up the shortfall; or

(ii)	pay TENEX only for the quantity that was actually Delivered; or

(iii)	pursue such alternative measures as the Parties may agree.

Neither USEC nor any third party acting on its behalf shall evacuate or break the seal of a Cylinder which is the subject of a dispute concerning gross weight until all discrepancies concerning weight are resolved. In case USEC or any third party acting on its behalf breaks the seals of a Cylinder, TENEX shall not be obliged to accept any claims with respect to quality and quantity of EUP except in cases where breaking the seals was necessary for protection against health and safety hazards.

E1-11
Working Procedures.  Not later than *****, the Parties shall agree in writing upon working procedures to implement the terms of this Appendix E1 and other related matters.  The procedures shall be based upon an updated version of the Addendum to Appendix E1 to be agreed by the Parties and shall take into account the Parties’ experience under the procedures used under the contract implementing the Russian HEU Agreement (as defined in Section 3102 of the USEC Privatization Act, 42 U.S. Code, section 2297h.)  In the event the Parties have not reached agreement on working procedures by *****, the procedures in this Appendix E1 and the Addendum to Appendix E1 shall be used as the working procedures until the Parties agree on an updated working procedure for this CONTRACT.

E1-12
Notification Regarding Delays in Delivery.  The Parties shall promptly inform each other of any anticipated delay in (a) the supply of transportation Cylinders and Overpacks and other items required for transportation of the EUP; or (b) the Delivery of EUP and, in the case of delays with respect to (a) and (b), the anticipated duration of the delay.  The failure of one Party to inform the other Party pursuant to the preceding sentence shall not limit the rights, obligations and remedies of either Party under this CONTRACT.

E1-13	Remedies in Case of Failure to Deliver EUP.

(a)
Recognizing that time is of the essence with respect to Delivery of EUP to USEC, if, for any reason not attributable to USEC and not excused under Article 13, TENEX failed to load  the EUP onto the vessel at the Port of St. Petersburg (or other mutually agreed port or Delivery location) per the schedule established by the agreed vessel (as such schedule is reflected in written evidence such as an exchange of electronic mail or other method  in accordance with the Parties’ custom and practice that results in such written evidence), TENEX shall pay to USEC *****.

(b)
In case all or part of the EUP to be Delivered by TENEX is not Delivered to USEC by the date that is *****, USEC shall be released, at its option, from its obligation to (i) take Delivery of the EUP that TENEX failed to Deliver or (ii) purchase such EUP from TENEX.

(c)
If, pursuant to Paragraph E1-13(b), USEC elects to be released from its obligation to purchase, and take Delivery of, EUP from TENEX, USEC shall have the right to purchase a quantity of SWU on the market to replace the SWU Component of the quantity of EUP that TENEX did not Deliver on time, *****.

(d)
If pursuant to Paragraph E1-13(c), USEC signs a contract on the market to purchase an equivalent quantity of SWU, then, in addition to paying to USEC ***** under Paragraph E1-13(a), *****  TENEX shall pay the invoice for these reimbursement obligations in accordance with the terms of this CONTRACT.

(e)	USEC shall sign any contract for replacement EUP not later than *****.

(f)
USEC shall inform TENEX of the steps initiated by USEC as far as these steps concern TENEX and shall seek to minimize any costs or damages chargeable to TENEX under this Paragraph E1-13. However, in no event shall USEC be obligated to delay purchase of replacement EUP after TENEX has failed to Deliver the Related EUP by the EUP Delivery Date in order to give TENEX a further possibility to Deliver the Related EUP.

(g)
To the extent permitted by applicable law and subject to Section 18.09, Paragraphs E1-13(a)-(d) shall be USEC’s exclusive remedy for TENEX’s failure to Deliver EUP ordered by USEC, but is without prejudice to any rights or remedies that USEC may have under this CONTRACT or applicable law with respect to an anticipated breach of TENEX’s obligations to Deliver EUP which USEC has not yet ordered and that is not excused under Article 13. For the avoidance of doubt, USEC may pursue its rights and remedies under applicable law and this CONTRACT with respect to an anticipated breach under the Dispute resolution procedure in Article 18 and any resulting damage awards shall be subject to the limitations in Article 11.

(h)
USEC shall not be obligated to Deliver Natural Uranium for EUP that TENEX failed to Deliver, but if USEC nonetheless made a Delivery of Natural Uranium for such EUP, TENEX shall return the same amount of Natural Uranium promptly, at TENEX’s risk and cost, to USEC or its designee at the place where the Natural Uranium was Delivered to TENEX (or other Delivery point agreed by the Parties).  Regardless of the manner in which USEC Delivered the Natural Uranium to TENEX, TENEX may, with USEC’s consent (not to be unreasonably withheld or delayed), return the Natural Uranium by another manner of Delivery, ***** if that will expedite return of the Natural Uranium to USEC.  If requested by USEC, TENEX shall apply the Natural Uranium to other pending Orders for EUP in lieu of returning the Natural Uranium to USEC.

E1-14	Remedies in Case of Deviations from the Specification/ Rejection by USEC.

(a)
As provided in this Appendix E1, USEC shall have the right, not later than *****, to reject such Delivered EUP if it is not Conforming Material.  USEC's rejection shall be subject to TENEX's right to an independent analysis of Official Samples pursuant to this Appendix E1.

(b)
If, pursuant to Paragraph E1-9, it is determined that the EUP Delivered by TENEX is not Conforming Material, or if TENEX does not dispute USEC’s Rejection Notification, and the Parties are unable ***** to agree on terms and consideration for USEC to accept the rejected quantity of EUP, TENEX shall replace the rejected quantity in accordance with this Appendix E1.  Replacement can be made, at TENEX’s option, by *****  The terms and conditions referred to in the first sentence of this Paragraph E1-14(b) could include asking a fabricator who is in possession of the EUP to blend or otherwise adjust the EUP, at TENEX’s expense and risk, so that it is Conforming Material.

(c)
If TENEX does not meet its obligation to replace the rejected quantity of EUP with Conforming Material within the time period in Paragraph E1-8(a), USEC's obligation to take Delivery of, and purchase, such quantity of EUP from TENEX shall be canceled and USEC may purchase replacement SWU (*****) on the market.  TENEX’s failure to replace the rejected EUP shall be considered a failure to Deliver under Paragraph E1-13 and the provisions of Paragraph E1-13 shall apply to compensate USEC for the failure to Deliver, including giving USEC the right to purchase replacement SWU ***** and TENEX’s reimbursement of USEC’s costs, which shall be measured in the same manner as in the case of a failure to Deliver under Article 5 and Paragraph E1-13, except that the provisions of Paragraph E1-13, including, but not limited to, the financial compensation under subparagraphs (a) and (d) of Paragraph E1-13, only shall apply from the date by which TENEX was required to replace the rejected quantity of Related EUP with Conforming Material under Paragraph E1-8(a). In addition, if USEC Delivered Related Natural Uranium for the rejected EUP, TENEX also shall reimburse USEC for all direct costs incurred by USEC in order to purchase and deliver Natural Uranium to the supplier of the SWU Component of the replacement EUP unless TENEX agrees to deliver the Related Natural Uranium at its cost to the SWU supplier in sufficient time to avoid any penalty imposed on USEC by such supplier or USEC’s Customer.

(d)	Return or other disposition of rejected EUP shall be subject to this Appendix E1 and the working procedures agreed pursuant to Paragraph E1-11.

(e)
So long as the Related Natural Uranium that USEC Delivered was Conforming Material, USEC shall not be obligated to provide additional Related Natural Uranium for the Feed Component of replacement EUP if such EUP will be supplied by TENEX pursuant to Paragraph E1-14(b), meaning that TENEX shall supply such Natural Uranium.

(f)
Except as provided in Paragraph E1-15 and subject to Section 18.09, replacement of defective EUP in accordance with the terms of this Paragraph E1-14 and payment as provided in this Paragraph E1-14 (and where applicable, as provided in Paragraph E1-13) with respect to such replacement and defective EUP shall be USEC’s exclusive remedy to the extent permitted by applicable law for (a) any breach of warranty by TENEX regarding the quality of such EUP; or (b) TENEX’s unexcused failure to replace defective EUP in accordance with the terms of this CONTRACT; provided, that replacement shall not be required in the event USEC purchases replacement SWU (*****) from another source pursuant to this Paragraph E1-14.

E1-15	Effect of Rejection of Non-Conforming Material.

(a)
Notwithstanding anything to the contrary in this CONTRACT, a Party shall not have the right to withhold Deliveries of Material because the other Party Delivered Material that is not Conforming Material but a Party receiving non-Conforming Material shall have the right, if it receives Material that is not Conforming Material *****, to suspend Deliveries if the Party that Delivered the Non-Conforming Material fails to replace such non-Conforming Material when such replacement is required under this CONTRACT.  Under Appendix E1 and Appendix E2, the obligation to replace applies either (i) upon agreement by the delivering Party that the Material is non-Conforming Material or (ii) after it has been determined by testing of an official sample, that Material rejected by the receiving Party is in fact non-Conforming Material, and the date or period by which replacement must be made is stipulated in this CONTRACT.

(b)
Prior to suspending Deliveries under Paragraph E1-15(a), the Party who received non-Conforming Material and intends to suspend shall notify the other Party in writing of its intention to suspend and shall afford the other Party an opportunity of ***** to provide assurances, reasonably acceptable to the notifying Party, that the replacement Material shall be promptly Delivered, and that future Deliveries shall be Conforming Material.  If, after *****, the notifying Party is not satisfied with such assurances, it may, by means of a Notice to the other Party, suspend Deliveries until it is reasonably satisfied that the other Party shall Deliver Conforming Material. Suspension shall be limited to the time needed for the other Party to provide such acceptable assurances, or until the suspending Party is reasonably satisfied that Delivery of the Conforming Material will occur, as applicable.

1 Orders are expected to cover only one Delivery Month, but if more than one Delivery Month is covered by the Order, the information in Paragraph B-2 shall be provided separately for each Delivery Month covered by the Order.

A-

ADDENDUM TO APPENDIX E1

RECEIPT, WEIGHING AND SAMPLE ANALYSIS OF ENRICHED PRODUCT

1.0	Weighing

1.1
The weight of EUP contained in a Cylinder shall be determined by weighing the relevant Cylinder, without the valve cover or any other external attachment, before and after filling with EUP.  The weight of EUP as determined by TENEX shall be final and binding for USEC and TENEX unless the weight is outside the limits established in Paragraph E1-4 of Appendix E1 and Paragraph 1.5 of this Addendum.  Notwithstanding the above, the Cylinders filled with EUP may also be weighed by USEC, or its authorized agent, following the corresponding Delivery of EUP and the results shall be subject to Paragraph 1.5 below.

1.2	The weight of empty Cylinders for EUP shall be determined by either Party to an accuracy of ***** of the weight of such Cylinders at an internal pressure of not more than ***** mbars.

1.3	The weight of Cylinders filled with EUP shall be determined by either Party to an accuracy of ***** of the gross weight of such Cylinders.

1.4	Weighing of empty Cylinders and Cylinders filled with EUP must be carried out on scales providing the accuracy of weighing not lower than the figures mentioned in Paragraph 1.2 and 1.3 above.

1.5
If the weight as determined by Receiver (which shall be TENEX in the case of empty Cylinders for EUP and USEC in the case of filled Cylinders of EUP) differs from the weight as determined by the Shipper (which shall be USEC in the case of empty Cylinders and TENEX in the case of filled Cylinder), by more than:

1.5.1	***** kg in the case of any empty Cylinder; or

1.5.2	***** kg per any Cylinder filled with EUP;

1.5.3	*****% in the case of any empty or filled Sample Container,

then, if the seals applied in accordance with Paragraph 2.5 below have not been broken, the Receiver shall invite the Shipper to participate in a joint weighing of the said Cylinders under Paragraph E1-10, the result of which shall be final and binding upon both Parties.  The Shipper also may elect to accept the results of the Receiver’s weighing without requiring such joint weighing.

1.6
In the case of empty Cylinders, TENEX’s weighing of the empty Cylinder shall be performed *****.  In the case of filled Cylinders, USEC’s weighing of the filled Cylinder (or weighing by a fabricator or other third party receiving the filled Cylinder) shall be performed *****. The failure of a Party to conduct weighing according to the preceding sentence by the applicable deadline shall mean that such Party must accept the weight of the empty or filled Cylinder, as applicable, included with the documentation accompanying the Cylinder when Delivered to such Party.

2.0	Sampling and Analysis

2.1	TENEX shall use the seals directed by USEC to be used by TENEX for the purpose of Paragraph 2.5 hereof, unless it is otherwise agreed by the Parties.

2.2
TENEX shall take three (3) samples from each Cylinder filled with EUP. The first sample shall be analyzed by TENEX to confirm that the EUP is Conforming Material and conforms to the requirements of this CONTRACT and the results shall be the basis for filling in the CQQ; the second sample shall be Delivered to USEC together with the respective Cylinder filled with EUP. No more than 10 grams of EUP shall be placed in P-10 Sample Containers and no more than 450 grams of EUP shall be placed in 1S Sample Containers.

2.3
The third sample, taken from each Cylinder filled with EUP, shall be retained at the enrichment plant where the sample was drawn, unless such sample is required for use in expert (umpire) analysis in accordance with this Appendix E1.

2.4
Provided that the third sample, referred to in Paragraph 2.3 hereof is not required for use in expert (umpire) analysis in accordance with this Appendix E1 within ***** after the Delivery to USEC of the Cylinder filled with EUP from which it was taken, the third sample may be disposed of by TENEX or its representatives and subcontractors in accordance with applicable law and regulations.

2.5	Each Cylinder filled with EUP, including each Sample Container filled with EUP shall be sealed (with the type of seals referred to in Paragraph 2.1) when the sampling operation has been completed.

2.6
If the second sample referred to in Paragraph 2.2 hereof is lost or damaged during transportation, the third sample referred to in Paragraph 2.2 hereof shall be divided into two equal parts by TENEX and filled in Sample Containers provided by USEC.  If the loss or damage occurred upon or after risk of loss for the lost or damaged Sample Container had transferred to USEC and USEC requests a replacement sample, USEC shall compensate TENEX for the cost of filling an additional Sample Container with a portion of the third sample and shipping it to USEC. If the loss or damage occurred before risk of loss for the lost or damaged Sample Container had transferred to USEC, TENEX shall bear these costs.  The remaining portion of the third sample shall be retained at the enrichment plant where the EUP was sampled.

2.7
If USEC or a representative or subcontractor (which may include a fabricator or other processor) of USEC analyzes the sample provided by TENEX and the results show that EUP Delivered hereunder is not Conforming Material, the EUP may be rejected pursuant to this Appendix E1.  The EUP may also be rejected if it does not conform to requirements of Section 5.05 or if the CQQ is not properly completed or does not show that the EUP is Conforming Material or the Material or CQQ otherwise does not meet the requirements of this CONTRACT.

2.8
With respect to the Assay of EUP Delivered hereunder, if the difference between TENEX’s results and USEC’s results is less than ± *****% absolute, TENEX’s results shall be final and binding upon both Parties. If the difference between the results of TENEX and USEC is equal to or greater than ± *****% absolute, the EUP may be rejected pursuant to Paragraph E1-8 of this Appendix E1.

2.9
With respect to the Uranium Hexafluoride content in EUP Delivered hereunder, if the difference between TENEX’s results, as reported on the CQQ, and USEC’s results is less than *****% absolute, TENEX’s result shall be final and binding upon both Parties. If the difference between TENEX’s results and USEC’s results is equal to or greater than *****% absolute, the EUP may be rejected pursuant to Paragraph E1-8 of this Appendix E1.

2.10
USEC shall have the right, depending on the scope of sample analysis, to deliver P-10 Sample Containers for sampling of EUP. In this case, sampling and the transportation of P-10 Sample Containers shall be arranged in accordance with the ***** (or such later revision as may apply at the time the Order is submitted).

2.11
Any set of P-10 Sample Containers Delivered by a Party shall be accompanied by a document, specifying the following: (a) name of the consignor; (b) the number of this CONTRACT; (c) the serial number of the P-10 Sample Containers; (d) the serial number of the transport container; and (e) the Shipper’s certification that the P10 Sample Containers are in accordance with requirements agreed by the Parties pursuant to Paragraph E1-11.

2.12
Each P-10 Sample Container shall have an identification marking on a plug, screw, thrust collar and on the bottom of the Sample Container.  The Shipper shall ensure that the P-10 Sample Container does not have detectable damages or traces of contamination, including traces of mineral oils.

2.13	Each P-10 Sample Container shall be tested for vacuum tightness at a pressure of ***** mbar. Increase of pressure in ***** minutes shall not exceed *****

2.14	Each P-10 Sample Container shall be tested for tensile strength under a constant pressure of ***** bar for a minimum of ***** minutes.

2.15	The Shipper shall ensure that the outside radioactive contamination of the empty P-10 Sample Container and the empty transport containers shall be limited to the following values:

(a)           Outside of Empty P-10 Sample Containers:

(i)	alpha-radiation *****
(ii)	beta-radiation *****
(iii)	gamma-radiation *****

(b)           Outside of transport containers for P-10 Sample Containers:

(i)	alpha-radiation *****
(ii)	beta-radiation *****
(iii)	gamma-radiation *****

2.16
The working pressure of each P-10 Sample Container shall be between ***** bar to *****bar. The working temperature of each P-10 Sample Container shall be between - *****°C to + *****°C. The filling limits of each P-10 Sample Container shall be between ***** g to ***** g of EUP.

2.17	Before Delivery, each P-10 Sample Container shall be placed into a poly-ethylene bag with seal put on it, unless otherwise agreed between the Parties.

2.18	Each set of P-10 Sample Containers shall be Delivered in 17C type or 17H type drums provided by USEC.

2.19
The foregoing applies to P-10 Sample Containers. The Parties shall include in the working procedures agreed pursuant to Paragraph E1-11, the requirements that must be met for the use of 1S Sample Containers, as well as the format for the CQQ for EUP in 1S Sample Containers.

3.0	Expert (umpire) analysis

3.1	If USEC rejects the EUP pursuant to this Appendix E1, USEC shall notify TENEX of the reasons for such rejection and shall provide evidence of the non-conformity of the EUP.

3.2
The Parties shall seek to reach settlement of this quality issue through discussions, but if the Parties fail to reach such settlement within ten (10) Business Days after the date of USEC’s Rejection Notification under Paragraph E1-8 of Appendix E1, the third sample of EUP referred to in Paragraph 2.3 hereof shall be sent by USEC to *****.

3.3
USEC shall request that the result of expert (umpire) analysis be notified to both Parties within *****.  USEC shall not be liable to TENEX for any delay or error on the part of the expert (umpire), including in conducting the analysis and notifying the Parties of the results.

3.4	The results of expert (umpire) analysis shall be final and binding upon both Parties pursuant to Paragraph E1-9(b).

3.5
If the results of the expert (umpire) analysis show that EUP rejected by USEC is Conforming Material and is within the tolerance in Paragraph 2.8 and Paragraph 2.9 above, the EUP shall be considered to be Accepted for purposes of Paragraph E1-9(b) of this Appendix E1, and USEC shall bear the umpire cost (as defined in Paragraph E1-9).

3.6
If the results of the expert (umpire) analysis show that EUP rejected by USEC is not Conforming Material or is not within the tolerances in Paragraph 2.8 and Paragraph 2.9 above, the EUP shall be rejected and TENEX shall bear the umpire cost (as defined in Paragraph E1-9).

3.7	Unless otherwise agreed, TENEX shall replace rejected EUP with Conforming Material within the time period specified in Paragraph E1-8.

APPENDIX E2:  Acceptance and Disagreements of Natural Uranium

E2-1
Procedures to be Identified.  *****, the Parties shall agree to procedures that shall apply to demonstrate that Natural Uranium Delivered to TENEX under those Sections conforms to the requirements of this CONTRACT, including (a) the form of a CQQ to accompany the Natural Uranium and the identify of the entity that will supply such CQQ; (b) the Acceptance of Natural Uranium, as well as to the rejection of Natural Uranium that is not Conforming Material; and (c) the procedure to follow in resolving disputes regarding the quality of Natural Uranium Delivered to TENEX and its weight.  In the event of a mistake in the CQQ that can be corrected through rejection and replacement of the CQQ instead of the Natural Uranium, TENEX shall request, and USEC shall provide, such replacement CQQ in lieu of the procedures set forth herein.

*****

The procedures agreed under this Paragraph E2-1 also shall include such procedures as are required to implement Appendix D2.

E2-2           Acceptance.

(a)
“Accept,” “Acceptance” or “Accepted” shall mean agreement by TENEX that (i) the CQQ is correct and (ii) the Natural Uranium Physically Delivered to TENEX under *****, as applicable, is Conforming Material.  Acceptance shall be deemed to have occurred in the event:

(i)	TENEX notifies USEC that (A) the CQQ is correct and (B) the Natural Uranium received is Conforming Material *****; or

(ii)	TENEX fails to notify USEC of its disagreement with the CQQ, or that the Natural Uranium is (are) not Conforming Material, within *****; or

(iii)
TENEX uses, commingles or otherwise disposes of such Natural Uranium in the Cylinders before *****, except for such sampling as may be agreed by the Parties and, as to quality, but not weight (which in this case will be accepted as per USEC’s weight data in the CQQ unless weighed prior to such use, commingling or disposal), except to the extent necessary for protection against health and safety hazards; or

(iv)	an umpire determines (or the Parties agree) that the Parties must accept that the CQQ is correct and that the Material is Conforming Material.

(b)	TENEX’s right to reject Material shall terminate upon Acceptance of such Material.

E2-3           Rejection and Replacement.

(a)
If TENEX disagrees with the CQQ (other than the net weight, which shall be finally determined under procedures agreed pursuant to Paragraph E2-1) or otherwise determines that the Natural Uranium Physically Delivered to TENEX ***** is not Conforming Material, TENEX may, prior to Acceptance, notify USEC of its disagreement, including the measurements and analytical data supporting TENEX’s position (TENEX’s notice being referred to herein as a “Rejection Notification”), and, subject to resolution of such disagreement under the procedures agreed pursuant to Paragraph E2-1, require USEC to replace the Natural Uranium with Conforming Material, or in the case of an alleged shortage in quantity, to make up the shortfall.  The manner in which replacement shall be made, and the deadline by which replacement shall be made, shall be included in the procedures agreed pursuant to Paragraph E2-1. USEC shall bear all costs of replacement to the point of Delivery.

(b)
No later than *****, USEC shall elect to either (i) remove (or cause the removal of) the rejected Natural Uranium (*****) or provide TENEX with instructions for its disposition; or (ii) notify TENEX that it chooses to dispute the Rejection Notification.  If USEC disputes the Rejection Notification, and such dispute is resolved in favor of TENEX, USEC shall, no later than *****, elect between such removal and disposal.  TENEX shall use its reasonable efforts to assist USEC in effecting such removal or other disposition, including Physically Delivering to USEC, ***** any non-Conforming Natural Uranium ***** or Physically Delivering to USEC, ***** any non-Conforming Natural Uranium Physically Delivered *****, or per such other delivery term and at such other delivery point as may be agreed by the Parties.

(c)	Title to, and risk of loss of, Natural Uranium that is rejected by TENEX pursuant to this Appendix E2 shall pass back to USEC upon Delivery to USEC.

(d)	Title to and risk of loss of replacement or additional Natural Uranium Delivered pursuant to this Appendix E2 shall pass to TENEX upon completion of Delivery of such Natural Uranium to TENEX.

(e)
If necessary to meet the requirements of the Paragraph E2-3 for replacement of defective Natural Uranium, USEC shall be permitted to Deliver the replacement Natural Uranium in substitute Cylinders.  However, if TENEX wishes USEC to use the same Cylinder in which the defective Natural Uranium was Delivered, TENEX shall notify USEC of its wishes at the time the defective Natural Uranium is returned to USEC and shall grant USEC a reasonable amount of additional time to empty, clean and refill such Cylinders.  If the defect in Natural Uranium can be corrected through a means other than replacement of the defective Material, TENEX shall not unreasonably withhold or delay its consent to allow USEC to utilize such means.

(f)
The foregoing principles in this Paragraph E2-3 are for general guidance regarding the more detailed procedures to be agreed by the Parties pursuant to Paragraph E2-1.  These principles shall apply only to a dispute regarding a Rejection Notification submitted prior to Acceptance.  In connection with the procedures to be agreed pursuant to Paragraph E2-1, the Parties shall agree upon procedures that shall apply to weight disputes.  All other disputes shall be subject to Article 13.

E2-4
Notification Regarding Delays in Delivery.  The Parties shall promptly inform each other of any anticipated delay in (a) the supply of Cylinders or (b) the Delivery of Natural Uranium and, in the case of delays with respect to (a) and (b), the anticipated duration of the delay.  The failure of one Party to inform the other Party pursuant to the preceding sentence shall not limit the rights, obligations and remedies of either Party under this CONTRACT.

E2-5	Remedies in Case of Failure to Deliver by Feed Delivery Deadline.

(a)
If USEC does not Deliver the Related Natural Uranium by the applicable Feed Delivery Deadline in Section 7.03 the following shall apply from (and including) the day after the Feed Delivery Deadline unless USEC’s failure to Deliver is excused under Article 13:

*****.

(b)
In case all or part of the Related Natural Uranium to be Delivered by USEC is not Delivered to TENEX by the day that is *****, TENEX at its option shall be released from its obligation to take Delivery of the Related Natural Uranium that USEC failed to Deliver and TENEX shall have the right to purchase on the market a quantity of Natural Uranium, equal to the quantity of Related Natural Uranium that USEC has not Delivered. *****.

(c)
In addition, if TENEX elects to purchase replacement Natural Uranium under Paragraph E2-5(b), the following additional financial remedy shall apply with respect to such Related Natural Uranium unless USEC’s failure to Deliver the Related Natural Uranium is excused under Article 13:

(i)
In addition to paying to TENEX ***** under this Paragraph E2-5(b), if TENEX signs a contract to purchase replacement Natural Uranium, USEC shall reimburse TENEX for the price of the Natural Uranium that TENEX contracts to purchase under Paragraph E2-5(a).  *****.

(ii)	*****

(iii)	TENEX shall sign the contract for purchase of replacement Natural Uranium or invoice USEC for the Feed Price of the Related Natural Uranium that USEC did not Deliver, not later than *****.

(d)
TENEX shall inform USEC of the steps initiated by TENEX as far as these steps concern USEC and, if applicable, shall seek to minimize any costs or damages chargeable to USEC under subparagraph (b) of this Paragraph E2-5.   However, in no event shall TENEX be obligated to delay purchase of replacement Related Natural Uranium after USEC has failed to Deliver the Related Natural Uranium by the applicable Feed Delivery Deadline in Section 7.03 in order to give USEC a further possibility to Deliver the Related Natural Uranium.

(e)
To the extent permitted by applicable law and subject to Section 18.09, subparagraphs (a) and (b) of this Paragraph E2-5 and Section 7.13, shall be TENEX’s exclusive remedy for USEC’s failure to Deliver Related Natural Uranium in accordance with this CONTRACT, but are without prejudice to any rights or remedies that TENEX may have under this CONTRACT or applicable law with respect to an anticipated breach of USEC’s obligations to order EUP which USEC has not yet ordered and that is not excused under Article 13. For the avoidance of doubt, TENEX may pursue its rights and remedies under applicable law and this CONTRACT with respect to an anticipated breach under the Dispute resolution procedure in Article 18 and any resulting damage awards shall be subject to the limitations in Article 11.

(f)	*****

E2-6           Remedies in Case of Deviations from the Specification/ Rejection by TENEX.

(a)
As provided in this Appendix E2, TENEX shall have the right, not later than ***** the Physical Delivery of such Natural Uranium (or such period as may be agreed by the Parties), to reject the Natural Uranium if it is not Conforming Material.  TENEX's rejection shall be subject to USEC's right to dispute such rejection as may be provided in the detailed procedures agreed pursuant to Paragraph E2-1.

(b)
The detailed procedures agreed pursuant to Paragraph E2-1 shall include terms for replacement of Natural Uranium in the case where Natural Uranium Physically Delivered to TENEX is determined not to be Conforming Material and the Parties are unable to agree on terms and consideration for TENEX to accept the rejected quantity of Natural Uranium.  *****

(c)
If USEC cannot meet its obligation to replace the rejected quantity of Natural Uranium with Conforming Material within the time frame in the detailed procedures agreed pursuant to Paragraph E2-1, TENEX's obligation to take Delivery of such quantity of Natural Uranium from USEC shall be canceled and TENEX may purchase replacement Natural Uranium on the market.  The provisions of Paragraph E2-5 shall apply to compensate TENEX for USEC’s failure to replace non-conforming Natural Uranium, including the purchase by TENEX of replacement Natural Uranium and USEC’s reimbursement of TENEX’s costs, which shall be measured on the same basis as in the case of a failure to Deliver under Paragraph E2-5, except that the provisions of Paragraph E2-5, including, but not limited to, the financial compensation under subparagraphs (a) and (c) of Paragraph E2-5, only shall apply from the date by which USEC was required to replace the rejected quantity of Related Natural Uranium with Conforming Material under the detailed procedures agreed pursuant to Paragraph E2 but failed to do so, and not from the Feed Deadline Date in Section 7.03. Similarly, Section 7.13 only shall apply if the Related Feed Material has not been replaced within ***** the date by which USEC was required to replace the rejected quantity of Related Natural Uranium with Conforming Material under such detailed procedures.

(d)
Return or other disposition of rejected Natural Uranium Physically Delivered ***** shall be subject to this Appendix E2 and the detailed procedures agreed pursuant to Paragraph E2-1.  Natural Uranium ***** shall not be subject to such procedures.

(e)
Except as provided in Paragraph E2-7 and subject to Section 18.09, replacement by USEC of defective Natural Uranium in accordance with the terms of this Paragraph E2-6 and the detailed procedures agreed pursuant to Paragraph E2-1 of this CONTRACT, and, where applicable, the remedies in  Paragraph E2-5 with respect to USEC’s failure to replace the defective Natural Uranium  in accordance with the agreed detailed procedures, and Section 7.13, shall be TENEX’s exclusive remedies to the extent permitted by applicable law, for (i) any breach of warranty by USEC regarding the quality of the Related Natural Uranium Delivered by USEC; or (b) USEC’s unexcused failure to replace defective Material in accordance with the agreed detailed procedures.  Without relieving USEC of any associated responsibility for financial compensation of TENEX under Paragraph E2-5, USEC shall not be required to replace Natural Uranium if TENEX purchases replacement Natural Uranium from another source pursuant to Paragraph E2-5.

E2-7	Effect of Rejection of Non-Conforming Material. The provisions of Section E1-15 shall apply to a failure by USEC to Deliver Natural Uranium that is Conforming Material.

APPENDIX F1:  Certificates of Quality and Quantity

F1-1	Certificate of Quality and Quantity for Enriched Product in Product Cylinders

From	Certificate of Quality and Quantity for Enriched Uranium Hexafluoride (Enriched Product) in Product Cylinder Document 1.1.
CUSTOMER:	CONTRACT No.
Product Cylinder No. Valve/Plug seal Nos.	Sample Container No. No. (for reference only)
PSP No. Seal Nos.	Shipment No. Lot No.
Product Cylinder	Feed Natural Uranium (UF6) utilized in Enriched Product,	SWU contained in Enriched Product, kg SWU
Gross weight (full) kg	kg U
Gross weight (empty) kg
Net weight kg
Weight contained U kg
Isotopic composition	***** specification value and USEC’s requirements’ value	Analyzed value
*****	*****
*****	*****
*****	*****
*****	*****
Uranium Hexafluoride Content	*****
Vapour pressure in the filled Product Cylinder	*****
Impurity elements
Boron	*****
Silicon	*****
Technetium-99	*****
Content of hydrocarbons, chlorocarbons and partially substituted halohydro- carbons	*****

Signature  __________________

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F1-2	Certificate of Quality and Quantity for Enriched Product in P-10 Sample Containers

From	Certificate of Quality and Quantity for Enriched Uranium Hexafluoride (Enriched Product) in P-10 Sample Containers (Tubes) Document 1.2.
CUSTOMER:	CONTRACT No.
Product Cylinder No. (for reference only)	P-10 tube No. No. Seal No.
Shipment No. Lot No.	Transport drum No. Seal No.
P-10 tube No.	P-10 tube No.	Feed Natural Uranium (UF6) utilized in Enriched Product, kg U	SWU contained in Enriched Product, kg SWU
Gross weight (full) kg
Gross weight (empty) kg
Net weight kg
Weight contained U kg
Isotopic composition	***** specification value and USEC’s requirements’ value	Analysed value
U-235	*****
U-232	*****
U-234	*****
U-236	*****
Uranium Hexafluoride content	*****
Impurity elements
Boron	*****
Silicon	*****
Technetium-99	*****
Content of hydrocarbons, chlorocarbons and partially substituted halohydro- carbons	*****

Signature: ___________________

APPENDIX F2:  Certificate of Quality and Quantity

In connection with their agreement pursuant to Paragraph E2-1 on working procedures for the Physical Delivery of Natural Uranium, the Parties shall, if needed, agree on forms for separate Certificates of Quality and Quantity for Natural Uranium *****.

APPENDIX G1:  Delivery Receipts

G1-1	Delivery Receipt Format for Delivery of Enriched Product in Product Cylinders

Joint Stock Company TECHSNABEXPORT SUPPLIER ТЕХСНАБЭКСПОРТ ПОСТАВЩИК
Document 2.1.
Документ 2.1.
Delivery Receipt
Квитанция получения
30В Cylinders
Filled with Enriched Uranium Hexafluoride (Enriched Product)
Контейнеры типа 30В
Заполненные Обогащенным гексафторидом урана (ОУП)
CONTRACT No. Контракт No. Shipment No Отправка No Enriched Product Lot No Партия ОУП No
Consignor: Отправитель: ________________________________ Consignee: Получатель: ________________________________ Point of Destination: Пункт назначения: ___________________________
No.	PSP's Number Номер защитного чехла	30В Cylinder Number Номер контейнера 30В	Sample Container Number Номер пробоотборника (for reference only)	Remarks Примечания

The above listed PSPs and filled Product Cylinders have been received in good condition, judged by the appearance, with the exception of remarks, noted above. The above information is accurate and is verified by the signature of the authorized person below.
Перечисленные выше защитные чехлы и заполненные контейнеры получены в хорошем, судя по внешним признакам, состоянии, за исключением замечаний, сформулированных выше. Вышеуказанная информация является точной и подтверждается ниже подписью уполномоченного лица.
Point of Delivery Пункт Поставки _____________________ Date of Delivery Дата Поставки ____________________	Signed on behalf of USEC: Подписано за Заказчика: Signed on behalf of TENEX Подписано за Поставщика:
After signing the Delivery Receipt one copy shall be sent to Joint Stock Company Techsnabexport.
После подписания Квитанции получения одна копия должна быть направлена в Техснабэкспорт.

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G1-2	Delivery Receipt Format for Delivery of Enriched Uranium in Sample Containers

Joint Stock Company TECHSNABEXPORT SUPPLIER ТЕХСНАБЭКСПОРТПОСТАВЩИК
Document 2.2.
Документ 2.2.
Delivery Receipt
Квитанция получения
Sample Containers
Filled with Enriched Uranium Hexafluoride (Enriched Product)
Пробоотборники
Заполненные Обогащенным гексафторидом урана (ОУП)

CONTRACT No. Контракт No. Shipment No Отправка No Enriched Product Lot No Партия ОУП No
Consignor: Отправитель: ________________________________ Consignee: Получатель: ________________________________ Point of Destination: Пункт назначения: ___________________________
No.	PSP's Number Номер защитного чехла (for reference only)	30В Cylinder Number Номер контейнера 30В (for reference only)	Sample Container Type Тип пробоотборника	Sample Container Number Номер пробоотборника	Remarks Примечания

The above listed Sample Containers have been received in good condition, judged by the appearance, with the exception of remarks, noted above. The above information is accurate and is verified by the signature of the authorized person below.
Перечисленные выше пробоотборники получены в хорошем, судя по внешним признакам, состоянии, за исключением замечаний, сформулированных выше. Вышеуказанная информация является точной и подтверждается ниже подписью уполномоченного лица.
Point of Delivery Пункт Поставки _____________________ Date of Delivery Дата Поставки ____________________	Signed on behalf of USEC: Подписано за Заказчика: Signed on behalf of TENEX Подписано за Поставщика:
After signing the Delivery Receipt one copy shall be sent to Joint Stock Company Techsnabexport.
После подписания Квитанции получения одна копия должна быть направлена в Техснабэкспорт.

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G1-3	Delivery Receipt Format for Delivery of Empty Cylinders

CUSTOMER ЗАКАЗЧИК	Document 2.3. Документ 2.3. Delivery ReceiptКвитанция получения Empty Product Cylinders Пустые Контейнеры типа 30B			CONTRACT No Контракт No 08843672/ Shipment No. Отправка No.
Consignor: Отправитель: ________________________________ Consignee: Получатель: ________________________________ Point of Destination: Пункт назначения: ___________________________
o.	Protective Package Number Номер Защитного Чехла	Cylinder 30B No. Номер Контейнера 30B	Next Test Date Дата следующих испытаний	Gross Tare Weight (kg) Вес брутто тары (кг)	Remarks Примечания

The above listed Empty Product Cylinders have been received in good condition, judged by the appearance, with the exception of remarks noted above. The inspection has been performed in accordance with the requirements of the Shipping Standards. The consignor hereby warrants that all Empty Product Cylinders are in good condition and fit for filling, having been cleaned, washed, dried out and vacuumed or overpressurized with dry nitrogen (ca 1,300 mbars)
Перечисленные выше пустые контейнеры 30В получены в хорошем, судя по внешним признакам, состоянии, за исключением замечаний, отмеченных выше. Инспекция произведена в соответствии с требованиями Стандартов Отгрузки. Отправитель настоящим гарантирует, что все Чистые Контейнеры 30В находятся в хорошем состоянии, очищены, промыты, просушены, находятся под вакуумом или избыточным давлением азота (около 1300 мбар) и пригодны для заполнения.
Point of Delivery Пункт Поставки _____________________ Date of Delivery Дата Поставки ____________________ Name of Vessel Название судна _____________________	Signed on behalf of USEC: Подписано за Заказчика: Signed on behalf of TENEX Подписано за Поставщика:
After taking responsibility, one copy is returned to USEC.
После принятия ответственности одна копия возвращается Заказчику.

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G1-4	Cylinder Inspection Data Sheet

[Missing Graphic Reference]

A-

APPENDIX G2:  Delivery Receipts

In connection with their agreement pursuant to Paragraph E2-1 on working procedures for the Physical Delivery of Natural Uranium *****, the Parties shall, if needed, agree on separate forms for Delivery Receipts *****.

APPENDIX H:  Pricing

H-1
Subject to Paragraphs H-4 and H-20 below and Appendix N ***** the following ***** shall be used to calculate the SWU Price (in U.S. dollars per SWU) applicable to the SWU Component of all EUP Delivered under this CONTRACT, including both Firm Commitment SWU and Mutual Option SWU:

*****

H-2	*****

H-3	*****

H-4	The SWU Price determined for Delivery Years 2013-2016 under Paragraph H-1 shall not be less than the following floor pricing:

(a)	*****

(b)	*****

H-5
Except as provided in Paragraphs H-8 and H-21, the following ***** shall be used to calculate the price (in U.S. dollars per KgU as natural UF6) applicable to the Feed Component of the EUP Delivered under this CONTRACT (the “Feed Price”).

*****

H-6	*****

H-7	*****

H-8	In cases where USEC Delivers *****

(a)	*****

(b)	*****

(i)	*****

(ii)	*****

(c)	*****

(i)	*****

(ii)	*****

In cases where USEC Delivers ***** as Payment in Kind for the *****

H-9	With respect to Related Natural Uranium to be Delivered pursuant to Section 7.02, the following shall apply *****:

*****

H-10	*****

H-11	*****

H-12	*****

H-13
If ***** and either (a) ***** or (b) the methodology used by ***** is not acceptable to a Party, the Parties shall, upon request of either Party, negotiate to agree upon *****.  Pending agreement on such *****, the Parties shall use, for purposes of *****, the following: the *****

If *****, the Parties shall consider, upon request of either Party, the use of the other *****

H-14
If, by the end of the month that is twenty-four (24) months after the month *****, the Parties shall use, instead of the methodology in Paragraph H-13, the following methodology for purposes of calculating *****

(a)	*****

(b)	*****

(c)	*****

(d)	*****

(e)	*****

The failure of either Party, for any reason or no reason at all, to agree upon ***** pursuant to the first sentence of this Paragraph H-14 shall not be subject to dispute.  If, over time, the use of the foregoing methodology produces results that are not equitable in light of the *****, either Party may request that the Parties renegotiate or adjust this methodology. Absent agreement on such a new or adjusted methodology, however, this methodology shall continue to apply.

H-15
With respect to any calculation that employs the *****, if the *****, another ***** which has substantially the same purpose as the ***** may be proposed by either Party to the other Party and such proposal shall become the new ***** unless, ***** after receiving the first Party’s proposal or if the first Party fails to make a proposal ***** after the *****, the other Party proposes a different ***** to the first Party that the other Party believes is more likely to produce the same result as the *****, in which case the Parties shall mutually agree upon *****.  If the Parties are unable to agree, the disagreement shall be resolved under Article 18 but pending resolution of the Dispute, the Parties shall use, as a preliminary SWU Price, the SWU Price produced by *****.  After resolution of the Dispute and unless a different settlement is directed by the Tribunal, the Parties shall reconcile the difference between the SWU Price produced by the approach prevailing in the Dispute and the preliminary SWU Price used pending the outcome of the Dispute, and the Party (the “Net Creditor”) who, after aggregating all underpayments and overpayments, is determined to have been paid more than he would have paid if the prevailing approach had been used to determine the SWU Price from the date on which the *****.  The Net Creditor shall be compensated for this aggregate net overpayment in one lump sum (the “Net Settlement”) consisting of (i) the net aggregate overpayment actually made; plus (ii) interest (based on the rate of interest in Section 6.09) on each overpayment included in calculating the net aggregate overpayment from the date the payment was made until the date of payment of the Net Settlement less (iii) interest (based on the rate of interest in Section 6.09) on each underpayment that was included in calculating the Net Settlement, from the date the underpayment was owed under the terms of the CONTRACT until the date of payment of the Net Settlement.  Unless otherwise agreed or the Tribunal grants an extension of time the Net Settlement shall be paid within sixty (60) days after the final resolution of the Dispute.

H-16
A change in ***** in itself shall not be construed as a substantial modification for purposes of Paragraph H-15 and, after such a change is adopted, the ***** produced as a result of such change shall be used by the Parties in calculating ***** that employs the *****

*****

H-17
If a ***** is replaced ***** with another *****, such successor ***** shall be used as the replacement.  If ***** listed in this Appendix H is *****, any ***** employing ***** shall be calculated using *****  If all ***** are discontinued and not replaced by mutual agreement of the Parties, another ***** for ***** shall be proposed by USEC and such proposal shall become ***** unless, within ***** after receiving USEC’s  proposal, TENEX proposes a different ***** that TENEX believes is more likely to produce a very similar result as the ***** previously used to calculate the *****, in which case the Parties shall mutually agree upon a new *****.  If the Parties are unable to agree, the disagreement shall be resolved under Article 18 and in the event of such a resolution, the procedure for calculation and payment of a Net Settlement under Paragraph H-15 shall be applied, mutatis mutandis, to the calculation and payment of a Net Settlement resulting from application of the formula selected by the Tribunal in resolving the Dispute. Absent any substantial changes in the methodology of its determination and/or its nature or scope, the fact that ***** has merely been ***** shall not be deemed to be the ***** of such ***** unless the ***** indicates that such ***** is not intended to be a *****.

H-18
In applying ***** Paragraphs H-1, H-4, H-5, H-9, H-20 or H-21, *****, the Parties shall *****.  Where applicable to ***** in this Appendix H, the ***** of ***** shall be used as ***** and ***** shall be calculated to ***** only. For example, if *****

H-19	The symbol “$” refers to United States dollars.

H-20	The following shall apply with respect to the pricing of SWU under this CONTRACT:

(a)	*****

(b)	*****

(c)           *****

H-21	*****, USEC shall pay the following price per KgU as UF6 for ***** in the Feed Component:

*****

H-22	*****

H-23	*****

H-24	For the avoidance of doubt, the Parties agree that:

(a)	the value of each KgU of Related Natural Uranium ***** Delivered for the Feed Component of Related EUP shall be considered to be equal to the price per KgU of such Feed Component, and

(b)	the value of ***** Related Natural Uranium ***** shall be considered to be equal to the price *****;

so that (i) a Delivery of an amount of Related Natural Uranium ***** in the Feed Component of the Related EUP shall satisfy in full USEC’s obligation to make a Payment in Kind for such Feed Component and (ii) a Delivery of an amount of Related Natural Uranium ***** in the Feed Component of the Related EUP shall satisfy in full USEC’s obligation to make a Payment in Kind *****.

H-25
At any time, either Party may request that the Parties negotiate to agree to ***** with respect to a single transaction, multiple transactions or the CONTRACT as whole. Such pricing changes will apply prospectively only to the Feed Component of EUP that has yet to be Delivered.  A failure by either Party to agree to such new pricing ***** requested by the other Party shall not be subject to dispute.

H-26	*****

APPENDIX I:  *****

I-1	*****

I-2           *****

(a)	*****

(b)	*****

(c)
The Parties acknowledge and agree that, under the Domenici Amendment, the availability of U.S. Consumption Quota Amounts for years after 2013 is subject to the “completion of the Russian HEU Agreement” (as defined in the Domenici Amendment and Section 3102(11) of the USEC Privatization Act).  *****

(d)
For the avoidance of doubt, all references to “import” in this Appendix I and Article 8 in reference to any authority under the  RSA or the Domenici Amendment are intended to refer to all associated transactions to import EUP into the United States, including the sale of the EUP or its SWU Component, the export of the EUP from the Russian Federation, the import of the EUP into the United States, and the delivery to a Customer in the United States, either for consumption or for processing and reexport.  *****

(e)	*****

I-3	*****

I-4	*****

I-5	*****

I-6	*****

I-7	*****

I-8	Mutual Cooperation and Good Faith.

(a)	TENEX at all times shall act in good faith in determining *****

(b)
TENEX at all times shall act in good faith in determining ***** and shall not unfairly discriminate against USEC, as compared to other Customers of TENEX and companies or persons that are not TENEX Affiliates *****

(c)	*****

I-9	***** other Documentation.

(a)	*****

(b)
Not later than *****, the Parties shall agree upon working procedures for USEC to provide the information required by TENEX or the Russian or U.S. governments to implement this Appendix I ***** These procedures shall not require USEC to disclose to TENEX or to the Russian government proprietary information concerning the Customers to which it is delivering EUP or the terms under which it is selling such EUP, or its Feed or SWU Components, to such Customers.

(c)	*****

I-10
Information.  Upon request and subject to Section 8.02, TENEX shall provide to USEC (a) all information then known to TENEX regarding the procedures required to be followed in order to secure the use of the authorities granted under the Russian Uranium Suspension Agreement and the Domenici Amendment in order to export, import, deliver and/or sell Russian EUP under those authorities; and (b) all information then known to TENEX regarding the amounts of unused (i.e.,  not committed or proposed to a Customer) U.S. Consumption Quota Amounts and unused U.S. Reexport Quota Amounts *****

APPENDIX J:                                *****

*****

APPENDIX K:	Nuclear Liability Clauses

In any contract for the sale by a Party of Material Delivered to such Party under this CONTRACT, the Party making such sale shall use its reasonable efforts to include, in the case of USEC, the terms of Paragraphs K-1 through K-4, and in the case of TENEX, the terms of Paragraphs K-5 through K-7, or their equivalent.  Each Party may seek terms that are more protective than these clauses.  If a Party is unable to obtain a Customer’s agreement to provisions at least as protective as the following, the Parties shall consult to determine what steps can be taken to provide equivalent protection to the Parties.

Clauses to be used by USEC:

*****

Clauses to be used by TENEX:

*****

Additional Protections Regarding Related EUP:

*****

APPENDIX L:	Book Transfer Facilities

*****

To the extent required to facilitate Deliveries ***** the Parties shall also amend this Appendix to include other facilities, *****.

APPENDIX M:	North American Facilities

*****

To the extent required to facilitate Deliveries *****, the Parties shall also amend this Appendix to include other facilities, *****.

G2-

BUSINESS CONFIDENTIAL PROPRIETARY INFORMATION

APPENDIX N:	*****

The following Appendix N, along with Appendix H and Article 6, provide for the pricing of the SWU Component of EUP to be Delivered by TENEX to USEC under this CONTRACT:

N-1           *****

N-2	*****

N-3	*****

N-4	*****

N-5           *****

N-6	*****

N-7
Price Letter: ***** the Parties shall revise the letter in Section 6.04 from time to time to reflect changes in the SWU Price based on the application of Paragraph N-5 and N-6.  Any revised letter shall be subject to the terms and provisos of Section 6.04.

N-